UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03329

Variable Insurance Products Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

High Income Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	2.75%	6.99%	5.58%
Service Class	2.65%	6.85%	5.46%
Service Class 2	2.42%	6.70%	5.30%
Investor Class	2.74%	6.92%	5.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$17,205	VIP High Income Portfolio - Initial Class
$18,972	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. high-yield bonds gained 6.07% in 2020, according to The ICE BofA® US High Yield Constrained Index, capping a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in high yield suffering a swift decline through March 23, followed by a historic rebound through year-end. Declared a pandemic on March 11, the crisis and containment efforts caused broad economic contraction, along with extreme uncertainty, volatility and dislocation in financial markets. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled the market surge, as did resilient corporate earnings and potential for a COVID-19 vaccine breakthrough. The rally slowed in early September (-1%), due to Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+4%) was a much different story, as investors reacted favorably to election results. The momentum continued in December (+2%), driven by two vaccine approvals in the U.S. For the full 12 months, higher-rated bonds (+15%) fared best. The BB and B credit tiers rose 9% and 4%, respectively, while bonds rated CCC-C gained 3%. By industry, publishing/printing (+19%) led, whereas entertainment/film returned -25%.

Comments from Co-Portfolio Managers Michael Weaver and Alexandre Karam:  For the year, the fund's share classes gained about 2% to 3%, lagging the 6.07% advance of the benchmark, The ICE BofAMLÒ US High Yield Constrained Index. In 2020, we took a consistent, conservative approach to investing in high-yield bonds, based on our belief that higher-quality businesses in the high-yield market offer the best balance of risk and reward over time. The fund's core high-yield bond investments gained 4.11%, well short of the benchmark and detracting from relative performance. Here, an overweighting in energy and our picks within this lagging category hurt most by a wide margin and in roughly equal measure. Security selection in diversified financials detracted to a lesser degree. The biggest individual relative detractors were oil and gas producers Chesapeake Energy, California Resources and Sanchez Energy, the latter a non-benchmark holding. Performance versus the benchmark also was hampered by our much smaller, non-benchmark allocation to floating-rate bank loans, which returned -36.88%. Our modest cash position was another drag on relative performance. In contrast, our lack of exposure to entertainment/film and positioning in broadcasting bolstered relative performance for the year. Not owning or underweighting some benchmark components facing acute pandemic-related pressure hurt our relative result. This included Hertz, Transocean, Whiting Petroleum, Sinclair Group and AMC Entertainment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
TransDigm, Inc.	2.6
CCO Holdings LLC/CCO Holdings Capital Corp.	2.4
Occidental Petroleum Corp.	2.4
C&W Senior Financing Designated Activity Co.	2.2
Tenet Healthcare Corp.	2.0
11.6

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Energy	14.4
Telecommunications	11.1
Healthcare	7.0
Gaming	7.0
Services	6.8

Quality Diversification (% of fund's net assets)

As of December 31, 2020
BBB	0.7%
BB	34.6%
B	45.9%
CCC,CC,C	14.8%
Not Rated	0.8%
Equities	0.4%
Short-Term Investments and Net Other Assets	2.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Nonconvertible Bonds	93.6%
Convertible Bonds, Preferred Stocks	1.0%
Common Stocks	0.4%
Bank Loan Obligations	2.2%
Short-Term Investments and Net Other Assets (Liabilities)	2.8%

 * Foreign investments - 21.6%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Corporate Bonds - 94.6%
	Principal Amount	Value
Convertible Bonds - 1.0%
Broadcasting - 0.8%
DISH Network Corp.:
2.375% 3/15/24	$7,126,000	$6,640,932
3.375% 8/15/26	1,580,000	1,506,106
		8,147,038
Energy - 0.2%
Mesquite Energy, Inc.:
15% 7/15/23 (a)(b)	940,000	940,000
15% 7/15/23 (a)(b)	538,879	538,879
		1,478,879

TOTAL CONVERTIBLE BONDS		9,625,917

Nonconvertible Bonds - 93.6%
Aerospace - 5.7%
Allegheny Technologies, Inc.:
5.875% 12/1/27	4,795,000	5,046,738
7.875% 8/15/23	400,000	437,736
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (c)	5,085,000	5,212,125
Bombardier, Inc.:
6% 10/15/22 (c)	915,000	898,210
6.125% 1/15/23 (c)	5,425,000	5,302,938
7.5% 12/1/24 (c)	185,000	177,465
7.5% 3/15/25 (c)	935,000	867,213
7.875% 4/15/27 (c)	1,220,000	1,121,717
BWX Technologies, Inc.:
4.125% 6/30/28 (c)	1,785,000	1,858,631
5.375% 7/15/26 (c)	2,935,000	3,048,731
Howmet Aerospace, Inc. 6.75% 1/15/28	110,000	134,512
Kaiser Aluminum Corp.:
4.625% 3/1/28 (c)	2,735,000	2,837,563
6.5% 5/1/25 (c)	970,000	1,037,900
Moog, Inc. 4.25% 12/15/27 (c)	2,140,000	2,220,250
TransDigm UK Holdings PLC 6.875% 5/15/26	975,000	1,030,136
TransDigm, Inc.:
5.5% 11/15/27	9,785,000	10,298,713
6.25% 3/15/26 (c)	7,860,000	8,370,900
6.5% 5/15/25	425,000	436,688
7.5% 3/15/27	850,000	907,375
8% 12/15/25 (c)	4,020,000	4,448,492
		55,694,033
Automotive & Auto Parts - 0.9%
Ford Motor Credit Co. LLC:
4% 11/13/30	3,035,000	3,192,608
4.687% 6/9/25	1,600,000	1,706,000
5.113% 5/3/29	2,635,000	2,934,600
5.125% 6/16/25	1,185,000	1,288,451
		9,121,659
Banks & Thrifts - 0.5%
Ally Financial, Inc.:
5.75% 11/20/25	2,040,000	2,374,565
8% 11/1/31	1,415,000	2,075,934
		4,450,499
Broadcasting - 1.9%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (c)	4,470,000	3,631,875
Gray Television, Inc. 4.75% 10/15/30 (c)	895,000	908,425
Netflix, Inc.:
4.875% 4/15/28	1,385,000	1,561,865
5.375% 11/15/29 (c)	525,000	618,844
5.875% 11/15/28	1,285,000	1,540,394
6.375% 5/15/29	175,000	216,125
Sinclair Television Group, Inc.:
5.125% 2/15/27 (c)	2,290,000	2,330,075
5.5% 3/1/30 (c)	1,010,000	1,052,925
Sirius XM Radio, Inc.:
4.125% 7/1/30 (c)	575,000	612,016
5% 8/1/27 (c)	3,455,000	3,670,972
Tegna, Inc. 5% 9/15/29	425,000	448,977
Univision Communications, Inc. 6.625% 6/1/27 (c)	1,815,000	1,949,129
		18,541,622
Building Materials - 0.4%
Advanced Drain Systems, Inc. 5% 9/30/27 (c)	3,680,000	3,865,398
Cable/Satellite TV - 6.3%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (c)	4,075,000	4,294,480
4.5% 8/15/30 (c)	1,750,000	1,857,188
4.5% 5/1/32 (c)	2,190,000	2,338,307
5% 2/1/28 (c)	8,430,000	8,914,725
5.125% 5/1/27 (c)	5,530,000	5,868,381
CSC Holdings LLC:
4.125% 12/1/30 (c)	1,895,000	1,981,412
4.625% 12/1/30 (c)	1,130,000	1,179,438
5.75% 1/15/30 (c)	2,510,000	2,751,588
DISH DBS Corp.:
5.875% 11/15/24	3,685,000	3,863,851
7.75% 7/1/26	2,070,000	2,317,324
Dolya Holdco 18 DAC 5% 7/15/28 (c)	2,285,000	2,376,400
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (c)	2,425,000	2,500,781
6.5% 9/15/28 (c)	2,935,000	3,081,750
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (c)	3,000,000	3,199,500
Virgin Media Finance PLC 5% 7/15/30 (c)	2,395,000	2,484,813
Virgin Media Secured Finance PLC:
4.5% 8/15/30 (c)	690,000	721,050
5.5% 8/15/26 (c)	3,170,000	3,292,838
5.5% 5/15/29 (c)	1,555,000	1,685,231
Ziggo Bond Co. BV:
5.125% 2/28/30 (c)	185,000	195,231
6% 1/15/27 (c)	3,095,000	3,270,703
Ziggo BV 5.5% 1/15/27 (c)	2,607,000	2,721,056
		60,896,047
Capital Goods - 0.5%
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (c)	4,830,000	5,119,800
Chemicals - 5.1%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (c)	2,155,000	2,292,381
Bausch Health Companies, Inc. 6.25% 2/15/29 (c)	2,710,000	2,943,738
CF Industries Holdings, Inc.:
4.95% 6/1/43	1,823,000	2,237,733
5.15% 3/15/34	170,000	208,897
5.375% 3/15/44	1,440,000	1,822,687
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 3.9665% 6/15/22 (c)(d)(e)	4,410,000	4,329,258
6.5% 5/15/26 (c)	3,425,000	3,425,000
6.875% 6/15/25 (c)	415,000	420,706
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (c)	1,780,000	1,855,650
7% 12/31/27 (c)	260,000	272,225
Methanex Corp.:
5.125% 10/15/27	2,855,000	3,103,042
5.65% 12/1/44	997,000	1,069,283
NOVA Chemicals Corp. 5.25% 6/1/27 (c)	2,090,000	2,226,937
Olin Corp.:
5% 2/1/30	1,830,000	1,948,950
5.125% 9/15/27	2,270,000	2,374,738
5.625% 8/1/29	1,715,000	1,862,919
The Chemours Co. LLC:
5.375% 5/15/27	6,542,000	6,967,230
5.75% 11/15/28 (c)	7,390,000	7,537,800
7% 5/15/25	205,000	212,497
Valvoline, Inc. 4.25% 2/15/30 (c)	660,000	699,600
W. R. Grace & Co.-Conn. 4.875% 6/15/27 (c)	1,140,000	1,208,993
		49,020,264
Consumer Products - 0.3%
Mattel, Inc.:
5.45% 11/1/41	250,000	275,088
6.2% 10/1/40	1,480,000	1,727,900
Newell Brands, Inc. 5.875% 4/1/36	245,000	297,063
Prestige Brands, Inc. 6.375% 3/1/24 (c)	945,000	966,263
		3,266,314
Containers - 1.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (c)	95,000	99,275
6% 2/15/25 (c)	1,213,000	1,256,971
Flex Acquisition Co., Inc.:
6.875% 1/15/25 (c)	2,965,000	3,009,475
7.875% 7/15/26 (c)	2,805,000	2,947,550
OI European Group BV 4% 3/15/23 (c)	850,000	867,000
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (c)	2,115,000	2,278,913
Trivium Packaging Finance BV:
5.5% 8/15/26 (c)	3,555,000	3,759,413
8.5% 8/15/27 (c)	2,470,000	2,704,650
		16,923,247
Diversified Financial Services - 1.9%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24	3,085,000	3,204,544
5.25% 5/15/27	780,000	836,160
6.25% 5/15/26	4,405,000	4,664,455
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25% 2/1/27 (c)	900,000	884,250
Springleaf Finance Corp.:
6.875% 3/15/25	2,180,000	2,531,525
7.125% 3/15/26	1,300,000	1,537,250
VMED O2 UK Financing I PLC 4.25% 1/31/31 (c)	4,450,000	4,546,298
		18,204,482
Diversified Media - 0.8%
Nielsen Co. SARL (Luxembourg) 5% 2/1/25 (c)	1,420,000	1,457,275
Nielsen Finance LLC/Nielsen Finance Co.:
5.625% 10/1/28 (c)	1,850,000	2,010,118
5.875% 10/1/30 (c)	1,840,000	2,081,500
Terrier Media Buyer, Inc. 8.875% 12/15/27 (c)	2,105,000	2,320,763
		7,869,656
Energy - 13.8%
Apache Corp.:
4.25% 1/15/30	435,000	456,750
5.1% 9/1/40	2,085,000	2,236,163
5.35% 7/1/49	305,000	312,939
7.375% 8/15/47	310,000	337,900
Cheniere Energy Partners LP 5.625% 10/1/26	3,190,000	3,325,575
Cheniere Energy, Inc. 4.625% 10/15/28 (c)	3,640,000	3,822,000
Citgo Petroleum Corp.:
6.25% 8/15/22 (c)	3,820,000	3,743,600
7% 6/15/25 (c)	2,125,000	2,119,688
CNX Resources Corp. 6% 1/15/29 (c)	430,000	440,529
Comstock Resources, Inc.:
7.5% 5/15/25 (c)	1,265,000	1,280,813
9.75% 8/15/26	1,820,000	1,951,950
9.75% 8/15/26	615,000	659,588
Continental Resources, Inc. 5.75% 1/15/31 (c)	1,395,000	1,548,422
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (c)	5,473,000	5,418,270
5.75% 4/1/25	5,907,000	6,010,373
6.25% 4/1/23	3,370,000	3,378,425
CVR Energy, Inc.:
5.25% 2/15/25 (c)	4,720,000	4,554,800
5.75% 2/15/28 (c)	1,915,000	1,814,463
DCP Midstream Operating LP:
5.375% 7/15/25	3,420,000	3,757,964
5.6% 4/1/44	175,000	180,464
6.45% 11/3/36 (c)	775,000	829,250
8.125% 8/16/30	55,000	70,263
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (c)	450,000	461,768
5.75% 1/30/28 (c)	1,635,000	1,763,675
6.625% 7/15/25 (c)	395,000	422,650
EnLink Midstream LLC 5.625% 1/15/28 (c)	395,000	403,487
EnLink Midstream Partners LP:
5.05% 4/1/45	515,000	409,425
5.45% 6/1/47	1,080,000	866,700
5.6% 4/1/44	185,000	148,463
EQM Midstream Partners LP:
5.5% 7/15/28	110,000	120,214
6.5% 7/1/27 (c)	1,705,000	1,919,890
EQT Corp. 3.9% 10/1/27	1,490,000	1,480,241
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29 (c)	2,060,000	2,229,950
Hess Midstream Partners LP:
5.125% 6/15/28 (c)	2,465,000	2,576,689
5.625% 2/15/26 (c)	5,785,000	6,016,400
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (c)	1,255,000	1,245,588
6.25% 11/1/28 (c)	670,000	685,075
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (c)	2,885,000	2,906,638
MEG Energy Corp. 7.125% 2/1/27 (c)	1,090,000	1,125,425
New Fortress Energy LLC 6.75% 9/15/25 (c)	4,860,000	5,146,983
Occidental Petroleum Corp.:
2.9% 8/15/24	835,000	803,688
3.4% 4/15/26	1,140,000	1,086,882
3.5% 8/15/29	1,715,000	1,569,517
4.2% 3/15/48	1,145,000	931,744
4.3% 8/15/39	590,000	496,279
4.4% 4/15/46	1,730,000	1,507,634
4.4% 8/15/49	1,275,000	1,074,570
5.55% 3/15/26	2,880,000	3,006,547
6.125% 1/1/31	1,365,000	1,460,823
6.2% 3/15/40	575,000	570,688
6.45% 9/15/36	3,050,000	3,193,350
7.5% 5/1/31	3,730,000	4,158,950
7.875% 9/15/31	375,000	418,125
8.875% 7/15/30	1,270,000	1,490,663
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (c)	3,305,000	3,241,214
Rockies Express Pipeline LLC:
4.95% 7/15/29 (c)	245,000	254,829
6.875% 4/15/40 (c)	385,000	419,015
Sanchez Energy Corp. 7.25% 2/15/23 (b)(c)(f)	5,722,000	1
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29 (c)	2,260,000	2,350,400
5.875% 3/15/28	500,000	540,000
6% 4/15/27	65,000	69,096
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (c)	450,000	459,563
6% 3/1/27 (c)	2,000,000	2,072,500
6% 12/31/30 (c)	1,290,000	1,330,712
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.875% 2/1/31 (c)	2,567,000	2,785,195
5.125% 2/1/25	5,120,000	5,248,000
5.375% 2/1/27	665,000	698,496
5.5% 3/1/30	498,000	540,679
Transocean Guardian Ltd. 5.875% 1/15/24 (c)	928,200	779,688
Transocean Phoenix 2 Ltd. 7.75% 10/15/24 (c)	180,000	174,600
Transocean Pontus Ltd. 6.125% 8/1/25 (c)	464,100	440,890
Transocean Poseidon Ltd. 6.875% 2/1/27 (c)	595,000	541,450
Transocean Proteus Ltd. 6.25% 12/1/24 (c)	198,000	185,873
Transocean Sentry Ltd. 5.375% 5/15/23 (c)	917,431	834,862
Viper Energy Partners LP 5.375% 11/1/27 (c)	3,965,000	4,143,425
Western Gas Partners LP:
3.95% 6/1/25	430,000	438,600
4.1% 2/1/25	1,750,000	1,803,498
4.65% 7/1/26	660,000	692,597
5.05% 2/1/30	2,965,000	3,298,563
		133,292,656
Environmental - 0.5%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (c)	3,630,000	3,630,000
Stericycle, Inc. 3.875% 1/15/29 (c)	1,625,000	1,669,688
		5,299,688
Food & Drug Retail - 0.2%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 3.5% 3/15/29 (c)	1,720,000	1,737,200
Food/Beverage/Tobacco - 3.4%
C&S Group Enterprises LLC 5% 12/15/28 (c)	3,000,000	2,992,290
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (c)	2,925,000	3,020,063
6.75% 2/15/28 (c)	940,000	1,056,090
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (c)	2,735,000	3,141,859
6.5% 4/15/29 (c)	5,495,000	6,401,675
Kraft Heinz Foods Co. 5% 7/15/35	2,075,000	2,513,650
Performance Food Group, Inc.:
5.5% 10/15/27 (c)	1,830,000	1,930,650
6.875% 5/1/25 (c)	2,480,000	2,653,600
Post Holdings, Inc.:
4.625% 4/15/30 (c)	1,125,000	1,183,455
5% 8/15/26 (c)	2,300,000	2,374,750
5.625% 1/15/28 (c)	1,050,000	1,118,250
5.75% 3/1/27 (c)	1,635,000	1,731,056
TreeHouse Foods, Inc. 4% 9/1/28	1,465,000	1,515,359
U.S. Foods, Inc. 6.25% 4/15/25 (c)	1,645,000	1,758,094
		33,390,841
Gaming - 6.4%
Affinity Gaming LLC 6.875% 12/15/27 (c)	1,235,000	1,292,119
Boyd Gaming Corp.:
4.75% 12/1/27	1,090,000	1,132,238
6% 8/15/26	930,000	964,875
6.375% 4/1/26	2,460,000	2,555,473
Caesars Entertainment, Inc.:
6.25% 7/1/25 (c)	3,365,000	3,583,725
8.125% 7/1/27 (c)	4,540,000	5,025,882
Caesars Resort Collection LLC 5.25% 10/15/25 (c)	6,330,000	6,397,035
Golden Entertainment, Inc. 7.625% 4/15/26 (c)	3,070,000	3,296,413
Golden Nugget, Inc. 6.75% 10/15/24 (c)	4,845,000	4,810,213
MCE Finance Ltd.:
4.875% 6/6/25 (c)	2,075,000	2,138,330
5.375% 12/4/29 (c)	940,000	975,907
5.75% 7/21/28 (c)	1,420,000	1,513,010
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	2,695,000	2,899,551
4.5% 1/15/28	2,895,000	3,079,933
4.625% 6/15/25 (c)	560,000	599,760
5.75% 2/1/27	870,000	976,027
Scientific Games Corp. 5% 10/15/25 (c)	2,210,000	2,280,477
Stars Group Holdings BV 7% 7/15/26 (c)	2,315,000	2,436,538
Station Casinos LLC:
4.5% 2/15/28 (c)	2,835,000	2,856,263
5% 10/1/25 (c)	3,520,000	3,560,656
VICI Properties, Inc. 4.625% 12/1/29 (c)	2,410,000	2,578,700
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (c)	1,935,000	1,994,501
Wynn Macau Ltd.:
4.875% 10/1/24 (c)	1,845,000	1,871,522
5.5% 10/1/27 (c)	2,950,000	3,051,406
		61,870,554
Healthcare - 7.0%
Avantor Funding, Inc. 4.625% 7/15/28 (c)	2,795,000	2,955,713
Bausch Health Companies, Inc.:
5% 2/15/29 (c)	595,000	611,779
5.25% 1/30/30 (c)	3,020,000	3,163,450
5.25% 2/15/31 (c)	2,085,000	2,178,241
Catalent Pharma Solutions 4.875% 1/15/26 (c)	400,000	408,000
Centene Corp.:
4.25% 12/15/27	980,000	1,038,800
4.625% 12/15/29	5,100,000	5,662,071
5.375% 8/15/26 (c)	3,945,000	4,166,906
Charles River Laboratories International, Inc.:
4.25% 5/1/28 (c)	290,000	303,775
5.5% 4/1/26 (c)	1,325,000	1,387,805
Community Health Systems, Inc.:
5.625% 3/15/27 (c)	1,490,000	1,602,123
6% 1/15/29 (c)	1,190,000	1,285,509
8% 3/15/26 (c)	2,480,000	2,672,200
8.125% 6/30/24 (c)	1,190,000	1,231,650
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	3,145,000	3,253,361
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (c)	3,060,000	3,243,600
HCA Holdings, Inc. 5.875% 2/15/26	170,000	195,500
Hologic, Inc.:
3.25% 2/15/29 (c)	2,030,000	2,065,525
4.625% 2/1/28 (c)	395,000	419,194
IMS Health, Inc. 5% 5/15/27 (c)	2,745,000	2,918,004
Molina Healthcare, Inc. 3.875% 11/15/30 (c)	855,000	916,988
Radiology Partners, Inc. 9.25% 2/1/28 (c)	2,216,000	2,493,665
RP Escrow Issuer LLC 5.25% 12/15/25 (c)	820,000	857,654
Teleflex, Inc.:
4.25% 6/1/28 (c)	535,000	567,100
4.875% 6/1/26	2,115,000	2,202,328
Tenet Healthcare Corp.:
4.625% 6/15/28 (c)	680,000	712,300
4.875% 1/1/26 (c)	1,550,000	1,621,471
5.125% 5/1/25	1,030,000	1,050,075
6.125% 10/1/28 (c)	4,680,000	4,884,305
6.25% 2/1/27 (c)	2,720,000	2,883,200
7% 8/1/25	7,260,000	7,504,299
U.S. Renal Care, Inc. 10.625% 7/15/27 (c)	1,250,000	1,381,250
Vizient, Inc. 6.25% 5/15/27 (c)	240,000	258,000
		68,095,841
Homebuilders/Real Estate - 1.3%
Howard Hughes Corp. 5.375% 3/15/25 (c)	3,200,000	3,300,000
MPT Operating Partnership LP/MPT Finance Corp. 5.25% 8/1/26	1,515,000	1,586,205
Service Properties Trust:
3.95% 1/15/28	150,000	144,938
4.375% 2/15/30	2,385,000	2,325,375
4.95% 2/15/27	920,000	924,600
4.95% 10/1/29	905,000	907,263
5.5% 12/15/27	845,000	923,527
Starwood Property Trust, Inc. 4.75% 3/15/25	415,000	425,375
Uniti Group LP / Uniti Group Finance, Inc. 8.25% 10/15/23	1,685,000	1,697,638
		12,234,921
Hotels - 0.3%
Hilton Domestic Operating Co., Inc.:
3.75% 5/1/29 (c)	295,000	307,594
4% 5/1/31 (c)	1,055,000	1,113,141
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (c)	1,060,000	1,101,393
		2,522,128
Insurance - 2.6%
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (c)	260,000	265,850
6.75% 10/15/27 (c)	8,742,000	9,353,940
AmWINS Group, Inc. 7.75% 7/1/26 (c)	6,340,000	6,808,526
AssuredPartners, Inc. 5.625% 1/15/29 (c)	795,000	829,781
HUB International Ltd. 7% 5/1/26 (c)	2,155,000	2,253,677
USI, Inc. 6.875% 5/1/25 (c)	5,270,000	5,401,750
		24,913,524
Leisure - 0.7%
Carnival Corp. 7.625% 3/1/26 (c)	1,345,000	1,465,364
NCL Corp. Ltd. 5.875% 3/15/26 (c)	525,000	553,219
Royal Caribbean Cruises Ltd.:
9.125% 6/15/23 (c)	470,000	509,950
11.5% 6/1/25 (c)	2,005,000	2,338,331
Viking Cruises Ltd. 13% 5/15/25 (c)	635,000	758,825
Voc Escrow Ltd. 5% 2/15/28 (c)	715,000	709,638
		6,335,327
Metals/Mining - 1.0%
First Quantum Minerals Ltd.:
6.875% 10/15/27 (c)	1,175,000	1,270,469
7.25% 4/1/23 (c)	4,195,000	4,301,217
FMG Resources (August 2006) Pty Ltd. 4.5% 9/15/27 (c)	40,000	44,440
Howmet Aerospace, Inc. 5.95% 2/1/37	95,000	114,475
Nufarm Australia Ltd. 5.75% 4/30/26 (c)	3,603,000	3,702,083
		9,432,684
Publishing/Printing - 0.2%
Meredith Corp. 6.875% 2/1/26	2,405,000	2,344,875
Restaurants - 1.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4% 10/15/30 (c)	6,875,000	6,926,563
5.75% 4/15/25 (c)	755,000	807,850
Yum! Brands, Inc. 7.75% 4/1/25 (c)	2,250,000	2,491,875
		10,226,288
Services - 6.5%
AECOM 5.125% 3/15/27	3,525,000	3,922,726
APX Group, Inc. 6.75% 2/15/27 (c)	2,032,000	2,184,400
Aramark Services, Inc.:
4.75% 6/1/26	1,955,000	2,012,575
5% 2/1/28 (c)	8,965,000	9,446,869
6.375% 5/1/25 (c)	4,365,000	4,665,094
Ascend Learning LLC:
6.875% 8/1/25 (c)	2,470,000	2,541,013
6.875% 8/1/25 (c)	335,000	344,631
ASGN, Inc. 4.625% 5/15/28 (c)	1,020,000	1,060,800
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (c)	2,865,000	2,950,950
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (c)	5,105,000	5,213,481
CoreCivic, Inc.:
4.625% 5/1/23	495,000	476,438
5% 10/15/22	860,000	860,000
Double Eagle III Midco 1 LLC 7.75% 12/15/25 (c)	1,500,000	1,590,570
Fair Isaac Corp. 5.25% 5/15/26 (c)	1,065,000	1,211,438
Frontdoor, Inc. 6.75% 8/15/26 (c)	1,570,000	1,674,013
Gartner, Inc. 3.75% 10/1/30 (c)	955,000	1,002,750
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)	5,480,000	5,685,500
Laureate Education, Inc. 8.25% 5/1/25 (c)	2,375,000	2,517,500
PowerTeam Services LLC 9.033% 12/4/25 (c)	1,170,000	1,301,754
Service Corp. International 5.125% 6/1/29	1,420,000	1,572,650
Sotheby's 7.375% 10/15/27 (c)	3,590,000	3,845,788
Tempo Acquisition LLC:
5.75% 6/1/25 (c)	1,345,000	1,429,063
6.75% 6/1/25 (c)	3,210,000	3,317,696
The GEO Group, Inc.:
5.875% 10/15/24	330,000	273,900
6% 4/15/26	2,455,000	1,951,725
		63,053,324
Super Retail - 1.5%
EG Global Finance PLC:
6.75% 2/7/25 (c)	2,170,000	2,235,100
8.5% 10/30/25 (c)	3,690,000	3,929,850
L Brands, Inc.:
5.25% 2/1/28	235,000	244,988
6.625% 10/1/30 (c)	360,000	397,800
6.694% 1/15/27	850,000	937,125
6.75% 7/1/36	2,115,000	2,356,374
6.875% 11/1/35	285,000	319,913
LBM Acquisition LLC 6.25% 1/15/29 (c)	360,000	374,519
The William Carter Co. 5.625% 3/15/27 (c)	1,575,000	1,657,688
Wolverine World Wide, Inc. 6.375% 5/15/25 (c)	2,335,000	2,486,775
		14,940,132
Technology - 3.8%
Arches Buyer, Inc.:
4.25% 6/1/28 (c)	1,905,000	1,929,194
6.125% 12/1/28 (c)	1,905,000	1,967,294
Black Knight InfoServ LLC 3.625% 9/1/28 (c)	2,525,000	2,584,969
Boxer Parent Co., Inc. 7.125% 10/2/25 (c)	800,000	868,358
Camelot Finance SA 4.5% 11/1/26 (c)	2,410,000	2,515,438
CDK Global, Inc.:
4.875% 6/1/27	1,105,000	1,165,775
5.25% 5/15/29 (c)	465,000	515,183
Entegris, Inc. 4.375% 4/15/28 (c)	1,820,000	1,938,300
Gartner, Inc. 4.5% 7/1/28 (c)	1,470,000	1,550,850
Match Group Holdings II LLC 4.125% 8/1/30 (c)	685,000	710,688
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (c)	3,700,000	4,218,000
Nuance Communications, Inc. 5.625% 12/15/26	3,135,000	3,317,206
ON Semiconductor Corp. 3.875% 9/1/28 (c)	1,115,000	1,151,238
Qorvo, Inc. 4.375% 10/15/29	1,500,000	1,650,330
Rackspace Hosting, Inc. 5.375% 12/1/28 (c)	1,982,000	2,076,541
SS&C Technologies, Inc. 5.5% 9/30/27 (c)	200,000	213,604
TTM Technologies, Inc. 5.625% 10/1/25 (c)	7,895,000	8,082,506
		36,455,474
Telecommunications - 10.8%
Altice Financing SA:
5% 1/15/28 (c)	940,000	963,157
7.5% 5/15/26 (c)	5,260,000	5,550,878
Altice France Holding SA 6% 2/15/28 (c)	4,250,000	4,324,375
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (c)	13,430,000	14,489,179
7.5% 10/15/26 (c)	6,270,000	6,670,465
Cablevision Lightpath LLC:
3.875% 9/15/27 (c)	455,000	457,844
5.625% 9/15/28 (c)	360,000	376,650
CenturyLink, Inc.:
4.5% 1/15/29 (c)	2,410,000	2,452,175
5.125% 12/15/26 (c)	4,810,000	5,079,168
5.625% 4/1/25	1,725,000	1,860,844
6.875% 1/15/28	162,000	187,891
Frontier Communications Corp.:
5% 5/1/28 (c)	2,380,000	2,481,150
5.875% 10/15/27 (c)	840,000	908,250
6.75% 5/1/29 (c)	2,335,000	2,498,450
Level 3 Financing, Inc.:
3.625% 1/15/29 (c)	340,000	339,150
4.25% 7/1/28 (c)	2,320,000	2,383,800
4.625% 9/15/27 (c)	1,979,000	2,066,937
Millicom International Cellular SA:
4.5% 4/27/31 (c)	200,000	216,000
6.625% 10/15/26 (c)	2,780,000	2,986,763
Sable International Finance Ltd. 5.75% 9/7/27 (c)	515,000	547,831
SFR Group SA:
5.125% 1/15/29 (c)	3,850,000	3,984,750
7.375% 5/1/26 (c)	5,850,000	6,157,125
8.125% 2/1/27(c)	6,580,000	7,254,516
Sprint Capital Corp.:
6.875% 11/15/28	6,978,000	9,200,353
8.75% 3/15/32	1,820,000	2,881,743
Telecom Italia Capital SA:
6% 9/30/34	1,185,000	1,443,437
7.721% 6/4/38	235,000	326,650
Uniti Group, Inc.:
7.125% 12/15/24 (c)	4,065,000	4,105,650
7.875% 2/15/25 (c)	8,450,000	9,077,075
Zayo Group Holdings, Inc.:
4% 3/1/27 (c)	1,600,000	1,604,000
6.125% 3/1/28 (c)	1,810,000	1,914,075
		104,790,331
Transportation Ex Air/Rail - 0.3%
XPO Logistics, Inc. 6.25% 5/1/25 (c)	3,000,000	3,228,420
Utilities - 6.2%
Clearway Energy Operating LLC:
4.75% 3/15/28 (c)	585,000	627,413
5% 9/15/26	2,150,000	2,225,250
5.75% 10/15/25	1,720,000	1,810,300
DCP Midstream Operating LP:
5.125% 5/15/29	3,300,000	3,660,096
5.625% 7/15/27	2,305,000	2,558,550
Global Partners LP/GLP Finance Corp. 7% 8/1/27	2,782,000	2,976,740
InterGen NV 7% 6/30/23 (c)	6,695,000	6,494,150
NextEra Energy Partners LP 4.5% 9/15/27 (c)	565,000	632,388
NRG Energy, Inc.:
3.375% 2/15/29 (c)	415,000	424,877
3.625% 2/15/31 (c)	820,000	843,616
5.25% 6/15/29 (c)	2,105,000	2,315,500
5.75% 1/15/28	1,190,000	1,300,075
6.625% 1/15/27	900,000	950,436
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (c)	7,590,854	8,046,305
Pattern Energy Operations LP 4.5% 8/15/28 (c)	770,000	812,350
PG&E Corp. 5.25% 7/1/30	2,935,000	3,228,500
Pike Corp. 5.5% 9/1/28 (c)	3,840,000	4,056,000
TerraForm Power Operating LLC:
4.75% 1/15/30 (c)	265,000	283,550
5% 1/31/28 (c)	2,570,000	2,887,781
Vistra Operations Co. LLC:
5% 7/31/27 (c)	3,790,000	4,017,400
5.5% 9/1/26 (c)	7,084,000	7,382,945
5.625% 2/15/27 (c)	2,175,000	2,313,417
		59,847,639

TOTAL NONCONVERTIBLE BONDS		906,984,868

TOTAL CORPORATE BONDS
(Cost $876,230,314)		916,610,785
	Shares	Value

Common Stocks - 0.4%
Automotive & Auto Parts - 0.0%
Motors Liquidation Co. GUC Trust (g)	3	6
Energy - 0.4%
California Resources Corp. (g)	4,962	117,054
California Resources Corp. (a)	5,205	122,786
California Resources Corp. warrants 10/27/24 (g)	1,768	7,072
Denbury, Inc. (g)	54,291	1,394,736
Jonah Energy LLC (b)	58,499	877,485
Mesquite Energy, Inc.(b)	82,533	1,320,524

TOTAL ENERGY		3,839,657

Telecommunications - 0.0%
CUI Acquisition Corp. Class E (b)(g)	1	35,011
TOTAL COMMON STOCKS
(Cost $6,594,129)		3,874,674
	Principal Amount	Value

Bank Loan Obligations - 2.2%
Cable/Satellite TV - 0.1%
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (d)(e)(h)	1,296,144	1,289,300
Consumer Products - 0.2%
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 12/17/26 (e)(h)(i)	1,515,000	1,513,106
Energy - 0.0%
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 0% 3/1/24 (b)(e)(f)(h)	4,810,000	0
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% 5/11/20(b)(e)(f)(h)	1,525,908	0
term loan 3 month U.S. LIBOR + 0.000% 7.25% 5/11/20(b)(d)(e)(f)(h)	658,000	0

TOTAL ENERGY		0

Gaming - 0.6%
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (d)(e)(h)	3,072,025	2,995,716
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (d)(e)(h)	2,918,532	2,811,363

TOTAL GAMING		5,807,079

Healthcare - 0.0%
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1875% 6/13/26 (d)(e)(h)	359,091	356,847
Services - 0.3%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/21/24 (d)(e)(h)	3,247,225	3,160,134
Finastra U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (d)(e)(h)	171,535	167,837

TOTAL SERVICES		3,327,971

Super Retail - 0.3%
LBM Acquisition LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.750% 12/18/27 (e)(h)(i)	432,727	432,277
3 month U.S. LIBOR + 3.750% 4.5% 12/18/27 (d)(e)(h)	1,947,273	1,945,248

TOTAL SUPER RETAIL		2,377,525

Technology - 0.4%
Tempo Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 10/31/26 (d)(e)(h)	2,443,859	2,424,015
Ultimate Software Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 5/3/26 (d)(e)(h)	1,241,888	1,247,389

TOTAL TECHNOLOGY		3,671,404

Telecommunications - 0.3%
Intelsat Jackson Holdings SA:
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (d)(e)(h)	280,000	283,937
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 7/13/22 (d)(e)(h)	2,116,460	2,155,614

TOTAL TELECOMMUNICATIONS		2,439,551

TOTAL BANK LOAN OBLIGATIONS
(Cost $24,353,171)		20,782,783
	Shares	Value

Money Market Funds - 1.6%
Fidelity Cash Central Fund 0.11% (j)
(Cost $15,870,899)	15,868,052	15,871,226
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $923,048,513)		957,139,468
NET OTHER ASSETS (LIABILITIES) - 1.2%		11,973,519
NET ASSETS - 100%		$969,112,987

Legend

 (a) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,601,665 or 0.2% of net assets.

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $663,877,528 or 68.5% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Non-income producing - Security is in default.

 (g) Non-income producing

 (h) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (i) The coupon rate will be determined upon settlement of the loan after period end.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
California Resources Corp.	10/27/20	$33,511
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 11/5/20	$1,478,879

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$202,046
Total	$202,046

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$35,011	$--	$--	$35,011
Energy	3,839,657	1,641,648	--	2,198,009
Financials	6	6	--	--
Corporate Bonds	916,610,785	--	915,131,905	1,478,880
Bank Loan Obligations	20,782,783	--	20,782,783	--
Money Market Funds	15,871,226	15,871,226	--	--
Total Investments in Securities:	$957,139,468	$17,512,880	$935,914,688	$3,711,900

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.4%
Canada	3.9%
Luxembourg	3.7%
Netherlands	2.7%
Ireland	2.5%
United Kingdom	2.1%
Cayman Islands	2.1%
France	1.8%
Multi-National	1.7%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $907,177,614)	$941,268,242
Fidelity Central Funds (cost $15,870,899)	15,871,226
Total Investment in Securities (cost $923,048,513)		$957,139,468
Cash		1,108,008
Receivable for investments sold		4,207,384
Receivable for fund shares sold		1,069,026
Interest receivable		14,082,907
Distributions receivable from Fidelity Central Funds		1,548
Prepaid expenses		1,215
Total assets		977,609,556
Liabilities
Payable for investments purchased	$7,370,228
Payable for fund shares redeemed	472,856
Accrued management fee	440,421
Distribution and service plan fees payable	39,757
Other affiliated payables	95,565
Other payables and accrued expenses	77,742
Total liabilities		8,496,569
Net Assets		$969,112,987
Net Assets consist of:
Paid in capital		$1,032,155,074
Total accumulated earnings (loss)		(63,042,087)
Net Assets		$969,112,987
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($313,972,796 ÷ 59,181,292 shares)		$5.31
Service Class:
Net Asset Value, offering price and redemption price per share ($53,326,187 ÷ 10,134,717 shares)		$5.26
Service Class 2:
Net Asset Value, offering price and redemption price per share ($170,257,031 ÷ 33,461,297 shares)		$5.09
Investor Class:
Net Asset Value, offering price and redemption price per share ($431,556,973 ÷ 81,840,092 shares)		$5.27

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$614,381
Interest		53,290,192
Income from Fidelity Central Funds		202,046
Total income		54,106,619
Expenses
Management fee	$5,123,582
Transfer agent fees	774,827
Distribution and service plan fees	449,068
Accounting fees and expenses	337,222
Custodian fees and expenses	14,976
Independent trustees' fees and expenses	5,412
Audit	82,252
Legal	4,272
Miscellaneous	56,314
Total expenses before reductions	6,847,925
Expense reductions	(10,848)
Total expenses after reductions		6,837,077
Net investment income (loss)		47,269,542
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(36,762,406)
Fidelity Central Funds	3,710
Total net realized gain (loss)		(36,758,696)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	10,013,120
Fidelity Central Funds	1
Total change in net unrealized appreciation (depreciation)		10,013,121
Net gain (loss)		(26,745,575)
Net increase (decrease) in net assets resulting from operations		$20,523,967

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,269,542	$52,166,800
Net realized gain (loss)	(36,758,696)	(12,326,337)
Change in net unrealized appreciation (depreciation)	10,013,121	94,044,788
Net increase (decrease) in net assets resulting from operations	20,523,967	133,885,251
Distributions to shareholders	(47,004,184)	(51,787,940)
Share transactions - net increase (decrease)	(48,310,959)	73,598,351
Total increase (decrease) in net assets	(74,791,176)	155,695,662
Net Assets
Beginning of period	1,043,904,163	888,208,501
End of period	$969,112,987	$1,043,904,163

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP High Income Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$5.43	$4.97	$5.46	$5.38	$4.95
Income from Investment Operations
Net investment income (loss)A	.266	.286	.288	.290	.320
Net realized and unrealized gain (loss)	(.121)	.457	(.473)	.091	.402
Total from investment operations	.145	.743	(.185)	.381	.722
Distributions from net investment income	(.265)	(.283)	(.305)	(.301)	(.292)
Total distributions	(.265)	(.283)	(.305)	(.301)	(.292)
Net asset value, end of period	$5.31	$5.43	$4.97	$5.46	$5.38
Total ReturnB,C	2.75%	15.11%	(3.46)%	7.13%	14.61%
Ratios to Average Net AssetsD,E
Expenses before reductions	.67%	.67%	.67%	.67%	.68%
Expenses net of fee waivers, if any	.67%	.67%	.67%	.67%	.68%
Expenses net of all reductions	.67%	.67%	.67%	.67%	.68%
Net investment income (loss)	5.14%	5.31%	5.33%	5.22%	6.05%
Supplemental Data
Net assets, end of period (000 omitted)	$313,973	$327,442	$299,239	$355,469	$457,620
Portfolio turnover rateF	72%	30%	69%	70%	73%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$5.38	$4.93	$5.42	$5.34	$4.92
Income from Investment Operations
Net investment income (loss)A	.259	.279	.280	.283	.311
Net realized and unrealized gain (loss)	(.120)	.449	(.471)	.092	.395
Total from investment operations	.139	.728	(.191)	.375	.706
Distributions from net investment income	(.259)	(.278)	(.299)	(.295)	(.286)
Total distributions	(.259)	(.278)	(.299)	(.295)	(.286)
Net asset value, end of period	$5.26	$5.38	$4.93	$5.42	$5.34
Total ReturnB,C	2.65%	14.92%	(3.60)%	7.07%	14.37%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.77%	.77%	.77%	.78%
Expenses net of fee waivers, if any	.77%	.77%	.77%	.77%	.78%
Expenses net of all reductions	.77%	.77%	.77%	.77%	.78%
Net investment income (loss)	5.04%	5.21%	5.23%	5.12%	5.95%
Supplemental Data
Net assets, end of period (000 omitted)	$53,326	$66,123	$58,231	$68,104	$84,945
Portfolio turnover rateF	72%	30%	69%	70%	73%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$5.22	$4.79	$5.27	$5.20	$4.80
Income from Investment Operations
Net investment income (loss)A	.244	.262	.264	.267	.296
Net realized and unrealized gain (loss)	(.121)	.438	(.451)	.090	.383
Total from investment operations	.123	.700	(.187)	.357	.679
Distributions from net investment income	(.253)	(.270)	(.293)	(.287)	(.279)
Total distributions	(.253)	(.270)	(.293)	(.287)	(.279)
Net asset value, end of period	$5.09	$5.22	$4.79	$5.27	$5.20
Total ReturnB,C	2.42%	14.77%	(3.63)%	6.91%	14.17%
Ratios to Average Net AssetsD,E
Expenses before reductions	.92%	.92%	.92%	.92%	.93%
Expenses net of fee waivers, if any	.92%	.92%	.92%	.92%	.93%
Expenses net of all reductions	.92%	.92%	.92%	.92%	.93%
Net investment income (loss)	4.89%	5.06%	5.08%	4.97%	5.80%
Supplemental Data
Net assets, end of period (000 omitted)	$170,257	$187,747	$139,564	$166,993	$189,179
Portfolio turnover rateF	72%	30%	69%	70%	73%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$5.39	$4.94	$5.43	$5.36	$4.93
Income from Investment Operations
Net investment income (loss)A	.263	.283	.284	.287	.317
Net realized and unrealized gain (loss)	(.119)	.448	(.470)	.083	.403
Total from investment operations	.144	.731	(.186)	.370	.720
Distributions from net investment income	(.264)	(.281)	(.304)	(.300)	(.290)
Total distributions	(.264)	(.281)	(.304)	(.300)	(.290)
Net asset value, end of period	$5.27	$5.39	$4.94	$5.43	$5.36
Total ReturnB,C	2.74%	14.94%	(3.50)%	6.95%	14.64%
Ratios to Average Net AssetsD,E
Expenses before reductions	.71%	.70%	.71%	.71%	.71%
Expenses net of fee waivers, if any	.71%	.70%	.71%	.71%	.71%
Expenses net of all reductions	.71%	.70%	.71%	.71%	.71%
Net investment income (loss)	5.11%	5.28%	5.30%	5.18%	6.02%
Supplemental Data
Net assets, end of period (000 omitted)	$431,557	$462,593	$391,173	$456,983	$469,732
Portfolio turnover rateF	72%	30%	69%	70%	73%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$49,715,340
Gross unrealized depreciation	(13,385,681)
Net unrealized appreciation (depreciation)	$36,329,659
Tax Cost	$920,809,809

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,700,490
Capital loss carryforward	$(107,072,237)
Net unrealized appreciation (depreciation) on securities and other investments	$36,329,659

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(42,982,296)
Long-term	(64,089,941)
Total capital loss carryforward	$(107,072,237)

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$47,004,184	$ 51,787,940

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
VIP High Income Portfolio	647,807,348	643,327,939

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$54,939
Service Class 2	394,129
$449,068

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$204,965.07
Service Class	37,359.07
Service Class 2	107,203.07
Investor Class	425,300.10
	$774,827

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP High Income Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP High Income Portfolio	$198

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP High Income Portfolio	$2,242

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $494 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $8,292.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,062.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$15,186,395	$16,485,830
Service Class	2,588,287	3,337,223
Service Class 2	8,136,361	9,087,326
Investor Class	21,093,141	22,877,561
Total	$47,004,184	$51,787,940

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	7,828,791	8,124,182	$40,541,734	$43,792,349
Reinvestment of distributions	2,885,195	3,096,871	15,186,395	16,485,830
Shares redeemed	(11,887,391)	(11,077,536)	(61,018,472)	(59,550,108)
Net increase (decrease)	(1,173,405)	143,517	$(5,290,343)	$728,071
Service Class
Shares sold	3,385,369	3,875,790	$17,308,661	$20,747,165
Reinvestment of distributions	495,370	632,722	2,588,287	3,337,223
Shares redeemed	(6,031,210)	(4,026,231)	(31,043,815)	(21,473,406)
Net increase (decrease)	(2,150,471)	482,281	$(11,146,867)	$2,610,982
Service Class 2
Shares sold	20,817,025	22,192,279	$102,995,226	$114,467,369
Reinvestment of distributions	1,610,356	1,776,501	8,136,361	9,087,326
Shares redeemed	(24,966,605)	(17,110,197)	(124,070,315)	(88,421,021)
Net increase (decrease)	(2,539,224)	6,858,583	$(12,938,728)	$35,133,674
Investor Class
Shares sold	17,448,094	9,695,037	$87,498,777	$51,724,578
Reinvestment of distributions	4,029,639	4,320,731	21,093,141	22,877,561
Shares redeemed	(25,383,687)	(7,394,959)	(127,526,939)	(39,476,515)
Net increase (decrease)	(3,905,954)	6,620,809	$(18,935,021)	$35,125,624

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 50% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP High Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP High Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP High Income Portfolio
Initial Class	.66%
Actual		$1,000.00	$1,094.30	$3.47
Hypothetical-C		$1,000.00	$1,021.82	$3.35
Service Class	.76%
Actual		$1,000.00	$1,094.10	$4.00
Hypothetical-C		$1,000.00	$1,021.32	$3.86
Service Class 2.91%
Actual		$1,000.00	$1,094.10	$4.79
Hypothetical-C		$1,000.00	$1,020.56	$4.62
Investor Class	.69%
Actual		$1,000.00	$1,092.60	$3.63
Hypothetical-C		$1,000.00	$1,021.67	$3.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.12% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,099,447,424.890	95.490
Withheld	524,241,637.164	4.510
TOTAL	11,623,689,062.054	100.000
Donald F. Donahue
Affirmative	11,111,963,232.945	95.598
Withheld	511,725,829.109	4.402
TOTAL	11,623,689,062.054	100.000
Bettina Doulton
Affirmative	11,132,379,469.922	95.773
Withheld	491,309,592.132	4.227
TOTAL	11,623,689,062.054	100.000
Vicki L. Fuller
Affirmative	11,132,346,192.263	95.773
Withheld	491,342,869.791	4.227
TOTAL	11,623,689,062.054	100.000
Patricia L. Kampling
Affirmative	11,141,812,359.694	95.854
Withheld	481,876,702.360	4.146
TOTAL	11,623,689,062.054	100.000
Alan J. Lacy
Affirmative	11,081,103,173.144	95.332
Withheld	542,585,888.910	4.668
TOTAL	11,623,689,062.054	100.000
Ned C. Lautenbach
Affirmative	11,051,092,644.521	95.074
Withheld	572,596,417.533	4.926
TOTAL	11,623,689,062.054	100.000
Robert A. Lawrence
Affirmative	11,100,774,895.497	95.501
Withheld	522,914,166.556	4.499
TOTAL	11,623,689,062.054	100.000
Joseph Mauriello
Affirmative	11,070,909,380.371	95.244
Withheld	552,779,681.683	4.756
TOTAL	11,623,689,062.054	100.000
Cornelia M. Small
Affirmative	11,101,337,946.609	95.506
Withheld	522,351,115.445	4.494
TOTAL	11,623,689,062.054	100.000
Garnett A. Smith
Affirmative	11,082,555,490.179	95.345
Withheld	541,133,571.875	4.655
TOTAL	11,623,689,062.054	100.000
David M. Thomas
Affirmative	11,094,352,794.165	95.446
Withheld	529,336,267.889	4.554
TOTAL	11,623,689,062.054	100.000
Susan Tomasky
Affirmative	11,124,148,109.894	95.702
Withheld	499,540,952.160	4.298
TOTAL	11,623,689,062.054	100.000
Michael E. Wiley
Affirmative	11,096,957,446.084	95.468
Withheld	526,731,615.970	4.532
TOTAL	11,623,689,062.054	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	706,980,941.578	82.483
Against	77,726,403.651	9.068
Abstain	72,416,126.481	8.449
Broker Non-Vote	0.00	0.00
TOTAL	857,123,471.710	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPHI-ANN-0221
1.540029.123

Fidelity® Variable Insurance Products:

Value Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	6.33%	9.41%	10.47%
Service Class	6.23%	9.30%	10.37%
Service Class 2	6.02%	9.13%	10.20%
Investor Class	6.20%	9.31%	10.38%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$27,072	VIP Value Portfolio - Initial Class
$26,791	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing here.

Comments from Portfolio Manager Matt Friedman:  For the fiscal year ending December 31, 2020, the fund's share classes gained roughly 6%, outperforming the 2.87% result of the benchmark Russell 3000® Value index. Versus the benchmark, security selection was the primary contributor, especially within the real estate sector. Stock picking and an underweighting in the financials sector, primarily driven by the diversified financials industry, also helped. Also boosting the fund's relative result was stock selection in energy. The fund's biggest individual relative contributor was an overweighting in Darling Ingredients, which gained about 104% the past year. The company was among our biggest holdings. Our second-largest relative contributor this period was avoiding Exxon Mobil, a benchmark component that returned -36%. Another notable relative contributor was an outsized stake in Discover Financial Services (+12%), a stock in which we increased our position. Conversely, the primary detractor from performance versus the benchmark were stock picks in health care. An overweighting in energy also hurt the fund's relative result. Also detracting from the fund's relative result was stock selection in the consumer discretionary sector, primarily within the consumer durables & apparel industry. The fund's largest individual relative detractor was our outsized stake in Truist Financial, which returned -38%. This is a position that was sold the past 12 months. Also hindering performance was our overweighting in Noble Energy, which returned -57%. Noble Energy was not held at period end. Also hurting performance was our outsized stake in Capri Holdings, which returned -66%. Capri Holdings was not held at period end. Notable changes in positioning include increased exposure to the materials sector and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
The Travelers Companies, Inc.	2.8
Capital One Financial Corp.	2.4
Discover Financial Services	2.2
Roche Holding AG (participation certificate)	2.2
Darling Ingredients, Inc.	2.1
T-Mobile U.S., Inc.	1.9
Cigna Corp.	1.8
Total SA sponsored ADR	1.7
Caesars Entertainment, Inc.	1.7
U.S. Foods Holding Corp.	1.7
20.5

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Financials	21.9
Industrials	13.6
Health Care	11.7
Consumer Staples	8.7
Consumer Discretionary	8.3

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments – 14.6%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 1.0%
Liberty Global PLC Class C (a)	132,900	$3,143,085
Media - 2.5%
Interpublic Group of Companies, Inc.	195,100	4,588,752
Nexstar Broadcasting Group, Inc. Class A	35,200	3,843,488
		8,432,240
Wireless Telecommunication Services - 1.9%
T-Mobile U.S., Inc.	46,690	6,296,147

TOTAL COMMUNICATION SERVICES		17,871,472

CONSUMER DISCRETIONARY - 8.3%
Auto Components - 0.7%
Lear Corp.	15,100	2,401,353
Distributors - 0.7%
LKQ Corp. (a)	67,700	2,385,748
Diversified Consumer Services - 0.7%
Laureate Education, Inc. Class A (a)	159,600	2,323,776
Hotels, Restaurants & Leisure - 1.7%
Caesars Entertainment, Inc. (a)	76,500	5,681,655
Household Durables - 1.1%
Mohawk Industries, Inc. (a)	26,200	3,692,890
Internet & Direct Marketing Retail - 2.1%
eBay, Inc.	64,700	3,251,175
Expedia, Inc.	27,700	3,667,480
		6,918,655
Specialty Retail - 1.3%
Lowe's Companies, Inc.	17,700	2,841,027
Sally Beauty Holdings, Inc. (a)	100,400	1,309,216
		4,150,243

TOTAL CONSUMER DISCRETIONARY		27,554,320

CONSUMER STAPLES - 8.7%
Food & Staples Retailing - 1.7%
U.S. Foods Holding Corp. (a)	169,700	5,652,707
Food Products - 4.0%
Darling Ingredients, Inc. (a)	122,000	7,036,960
Nomad Foods Ltd. (a)	120,700	3,068,194
Post Holdings, Inc. (a)	32,100	3,242,421
		13,347,575
Household Products - 1.9%
Energizer Holdings, Inc. (b)	52,100	2,197,578
Spectrum Brands Holdings, Inc.	49,900	3,941,102
		6,138,680
Tobacco - 1.1%
Altria Group, Inc.	90,600	3,714,600

TOTAL CONSUMER STAPLES		28,853,562

ENERGY - 5.4%
Oil, Gas & Consumable Fuels - 5.4%
Cenovus Energy, Inc. (Canada)	268,918	1,637,296
Cheniere Energy, Inc. (a)	66,000	3,961,980
Hess Corp.	54,500	2,877,055
Total SA sponsored ADR (b)	136,600	5,724,906
Valero Energy Corp.	64,900	3,671,393
		17,872,630
FINANCIALS - 21.9%
Banks - 2.8%
M&T Bank Corp.	36,000	4,582,800
Wells Fargo & Co.	156,600	4,726,188
		9,308,988
Capital Markets - 3.5%
Ameriprise Financial, Inc.	26,600	5,169,178
Lazard Ltd. Class A	76,300	3,227,490
LPL Financial	31,800	3,314,196
		11,710,864
Consumer Finance - 7.2%
Capital One Financial Corp.	80,500	7,957,425
Discover Financial Services	80,300	7,269,559
OneMain Holdings, Inc.	109,300	5,263,888
SLM Corp.	275,700	3,415,923
		23,906,795
Diversified Financial Services - 1.8%
Berkshire Hathaway, Inc. Class B (a)	14,100	3,269,367
Voya Financial, Inc.	44,300	2,605,283
		5,874,650
Insurance - 6.6%
American International Group, Inc.	82,600	3,127,236
Assurant, Inc.	22,900	3,119,438
Fairfax Financial Holdings Ltd. (sub. vtg.)	9,400	3,203,857
Reinsurance Group of America, Inc.	28,800	3,337,920
The Travelers Companies, Inc.	65,000	9,124,049
		21,912,500

TOTAL FINANCIALS		72,713,797

HEALTH CARE - 11.7%
Health Care Providers & Services - 4.0%
Centene Corp. (a)	81,700	4,904,451
Cigna Corp.	29,800	6,203,764
Laboratory Corp. of America Holdings (a)	11,700	2,381,535
		13,489,750
Pharmaceuticals - 7.7%
AstraZeneca PLC sponsored ADR	67,700	3,384,323
Bristol-Myers Squibb Co.	87,700	5,440,031
Jazz Pharmaceuticals PLC (a)	22,874	3,775,354
Merck & Co., Inc.	31,300	2,560,340
Roche Holding AG (participation certificate)	20,664	7,197,242
Sanofi SA sponsored ADR	63,500	3,085,465
		25,442,755

TOTAL HEALTH CARE		38,932,505

INDUSTRIALS - 13.6%
Aerospace & Defense - 1.0%
General Dynamics Corp.	21,000	3,125,220
Air Freight & Logistics - 1.4%
FedEx Corp.	17,300	4,491,426
Commercial Services & Supplies - 1.0%
The Brink's Co.	46,900	3,376,800
Construction& Engineering - 2.4%
AECOM (a)	79,185	3,941,829
Willscot Mobile Mini Holdings (a)	175,700	4,070,969
		8,012,798
Electrical Equipment - 1.0%
Sensata Technologies, Inc. PLC (a)	63,400	3,343,716
Machinery - 1.7%
Allison Transmission Holdings, Inc.	55,200	2,380,776
Stanley Black & Decker, Inc.	18,600	3,321,216
		5,701,992
Professional Services - 1.7%
Manpower, Inc.	34,400	3,102,192
Nielsen Holdings PLC	126,300	2,635,881
		5,738,073
Road & Rail - 0.8%
Ryder System, Inc.	44,300	2,735,968
Trading Companies & Distributors - 2.6%
Beacon Roofing Supply, Inc. (a)	82,400	3,311,656
BMC Stock Holdings, Inc. (a)	33,900	1,819,752
Univar, Inc. (a)	177,800	3,379,978
		8,511,386

TOTAL INDUSTRIALS		45,037,379

INFORMATION TECHNOLOGY - 5.6%
Communications Equipment - 1.0%
F5 Networks, Inc. (a)	18,200	3,202,108
Electronic Equipment & Components - 1.4%
Flex Ltd. (a)	257,900	4,637,042
IT Services - 1.1%
DXC Technology Co.	88,500	2,278,875
Rackspace Technology, Inc. (a)	80,700	1,538,142
		3,817,017
Semiconductors & Semiconductor Equipment - 0.9%
ON Semiconductor Corp. (a)	93,000	3,043,890
Software - 1.2%
SS&C Technologies Holdings, Inc.	55,200	4,015,800

TOTAL INFORMATION TECHNOLOGY		18,715,857

MATERIALS - 7.3%
Chemicals - 4.7%
DuPont de Nemours, Inc.	65,660	4,669,083
Olin Corp.	160,210	3,934,758
Tronox Holdings PLC	243,400	3,558,508
W.R. Grace & Co.	61,900	3,393,358
		15,555,707
Containers & Packaging - 2.6%
Berry Global Group, Inc. (a)	57,600	3,236,544
Crown Holdings, Inc. (a)	37,309	3,738,362
WestRock Co.	40,200	1,749,906
		8,724,812

TOTAL MATERIALS		24,280,519

REAL ESTATE - 6.5%
Equity Real Estate Investment Trusts (REITs) - 5.3%
Alexandria Real Estate Equities, Inc.	13,800	2,459,436
American Tower Corp.	7,400	1,661,004
CubeSmart	145,518	4,890,860
Digital Realty Trust, Inc.	11,000	1,534,610
Douglas Emmett, Inc.	69,300	2,022,174
Equity Lifestyle Properties, Inc.	53,700	3,402,432
Kilroy Realty Corp.	26,600	1,526,840
		17,497,356
Real Estate Management & Development - 1.2%
CBRE Group, Inc. (a)	62,900	3,945,088

TOTAL REAL ESTATE		21,442,444

UTILITIES - 4.7%
Electric Utilities - 2.6%
Edison International	58,100	3,649,842
PG&E Corp. (a)	410,200	5,111,092
		8,760,934
Independent Power and Renewable Electricity Producers - 1.1%
Vistra Corp.	181,000	3,558,460
Multi-Utilities - 1.0%
CenterPoint Energy, Inc.	144,800	3,133,472

TOTAL UTILITIES		15,452,866

TOTAL COMMON STOCKS
(Cost $256,627,352)		328,727,351

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.11% (c)	4,756,868	4,757,819
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	4,261,330	4,261,756
TOTAL MONEY MARKET FUNDS
(Cost $9,019,575)		9,019,575
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $265,646,927)		337,746,926
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(6,001,234)
NET ASSETS - 100%		$331,745,692

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,153
Fidelity Securities Lending Cash Central Fund	11,572
Total	$24,725

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$17,871,472	$17,871,472	$--	$--
Consumer Discretionary	27,554,320	27,554,320	--	--
Consumer Staples	28,853,562	28,853,562	--	--
Energy	17,872,630	17,872,630	--	--
Financials	72,713,797	72,713,797	--	--
Health Care	38,932,505	31,735,263	7,197,242	--
Industrials	45,037,379	45,037,379	--	--
Information Technology	18,715,857	18,715,857	--	--
Materials	24,280,519	24,280,519	--	--
Real Estate	21,442,444	21,442,444	--	--
Utilities	15,452,866	15,452,866	--	--
Money Market Funds	9,019,575	9,019,575	--	--
Total Investments in Securities:	$337,746,926	$330,549,684	$7,197,242	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.4%
United Kingdom	3.9%
France	2.6%
Switzerland	2.2%
Canada	1.5%
Singapore	1.4%
Ireland	1.1%
Bermuda	1.0%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $4,083,480) — See accompanying schedule: Unaffiliated issuers (cost $256,627,352)	$328,727,351
Fidelity Central Funds (cost $9,019,575)	9,019,575
Total Investment in Securities (cost $265,646,927)		$337,746,926
Foreign currency held at value (cost $14)		17
Receivable for fund shares sold		232,562
Dividends receivable		564,434
Distributions receivable from Fidelity Central Funds		455
Prepaid expenses		360
Other receivables		3,901
Total assets		338,548,655
Liabilities
Payable for fund shares redeemed	$2,339,631
Accrued management fee	143,060
Distribution and service plan fees payable	2,081
Other affiliated payables	39,908
Other payables and accrued expenses	16,683
Collateral on securities loaned	4,261,600
Total liabilities		6,802,963
Net Assets		$331,745,692
Net Assets consist of:
Paid in capital		$266,335,311
Total accumulated earnings (loss)		65,410,381
Net Assets		$331,745,692
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($131,037,348 ÷ 8,212,912 shares)		$15.96
Service Class:
Net Asset Value, offering price and redemption price per share ($275,250 ÷ 17,251 shares)		$15.96
Service Class 2:
Net Asset Value, offering price and redemption price per share ($10,203,736 ÷ 650,105 shares)		$15.70
Investor Class:
Net Asset Value, offering price and redemption price per share ($190,229,358 ÷ 11,949,100 shares)		$15.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$5,944,957
Income from Fidelity Central Funds (including $11,572 from security lending)		24,725
Total income		5,969,682
Expenses
Management fee	$1,489,395
Transfer agent fees	303,050
Distribution and service plan fees	19,043
Accounting fees	109,160
Custodian fees and expenses	19,238
Independent trustees' fees and expenses	1,607
Audit	56,154
Legal	5,745
Interest	56
Miscellaneous	6,042
Total expenses before reductions	2,009,490
Expense reductions	(30,883)
Total expenses after reductions		1,978,607
Net investment income (loss)		3,991,075
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,235,884)
Fidelity Central Funds	57
Foreign currency transactions	381
Total net realized gain (loss)		(7,235,446)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	23,888,136
Assets and liabilities in foreign currencies	10,916
Total change in net unrealized appreciation (depreciation)		23,899,052
Net gain (loss)		16,663,606
Net increase (decrease) in net assets resulting from operations		$20,654,681

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,991,075	$5,427,973
Net realized gain (loss)	(7,235,446)	13,811,765
Change in net unrealized appreciation (depreciation)	23,899,052	66,959,179
Net increase (decrease) in net assets resulting from operations	20,654,681	86,198,917
Distributions to shareholders	(15,636,335)	(27,348,082)
Share transactions - net increase (decrease)	2,891,924	(23,443,410)
Total increase (decrease) in net assets	7,910,270	35,407,425
Net Assets
Beginning of period	323,835,422	288,427,997
End of period	$331,745,692	$323,835,422

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Value Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.78	$13.08	$16.36	$14.74	$13.36
Income from Investment Operations
Net investment income (loss)A	.19	.26	.21	.21B	.18
Net realized and unrealized gain (loss)	.75	3.74	(2.41)	2.07	1.43
Total from investment operations	.94	4.00	(2.20)	2.28	1.61
Distributions from net investment income	(.20)	(.27)	(.18)	(.21)	(.15)
Distributions from net realized gain	(.56)	(1.03)	(.90)	(.45)	(.07)
Total distributions	(.76)	(1.30)	(1.08)	(.66)	(.23)C
Net asset value, end of period	$15.96	$15.78	$13.08	$16.36	$14.74
Total ReturnD,E	6.33%	32.13%	(13.84)%	15.58%	12.08%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.67%	.67%	.68%	.69%
Expenses net of fee waivers, if any	.67%	.67%	.67%	.68%	.69%
Expenses net of all reductions	.65%	.66%	.66%	.67%	.69%
Net investment income (loss)	1.48%	1.78%	1.36%	1.34%B	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$131,037	$116,401	$110,203	$130,365	$126,526
Portfolio turnover rateH	81%	67%	64%	55%	63%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.09%.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.78	$13.08	$16.36	$14.73	$13.36
Income from Investment Operations
Net investment income (loss)A	.18	.24	.20	.19B	.17
Net realized and unrealized gain (loss)	.75	3.75	(2.42)	2.08	1.41
Total from investment operations	.93	3.99	(2.22)	2.27	1.58
Distributions from net investment income	(.19)	(.25)	(.15)	(.20)	(.14)
Distributions from net realized gain	(.56)	(1.03)	(.90)	(.45)	(.07)
Total distributions	(.75)	(1.29)C	(1.06)C	(.64)C	(.21)
Net asset value, end of period	$15.96	$15.78	$13.08	$16.36	$14.73
Total ReturnD,E	6.23%	32.01%	(13.97)%	15.53%	11.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.77%	.77%	.78%	.79%
Expenses net of fee waivers, if any	.77%	.77%	.77%	.78%	.79%
Expenses net of all reductions	.75%	.76%	.76%	.77%	.79%
Net investment income (loss)	1.38%	1.68%	1.26%	1.24%B	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$275	$270	$233	$368	$400
Portfolio turnover rateH	81%	67%	64%	55%	63%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .99%.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.55	$12.91	$16.15	$14.55	$13.21
Income from Investment Operations
Net investment income (loss)A	.16	.22	.17	.17B	.15
Net realized and unrealized gain (loss)	.72	3.68	(2.37)	2.05	1.39
Total from investment operations	.88	3.90	(2.20)	2.22	1.54
Distributions from net investment income	(.17)	(.23)	(.14)	(.17)	(.13)
Distributions from net realized gain	(.56)	(1.03)	(.90)	(.45)	(.07)
Total distributions	(.73)	(1.26)	(1.04)	(.62)	(.20)
Net asset value, end of period	$15.70	$15.55	$12.91	$16.15	$14.55
Total ReturnC,D	6.02%	31.77%	(14.02)%	15.36%	11.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%	.92%	.92%	.93%	.94%
Expenses net of fee waivers, if any	.92%	.92%	.92%	.93%	.94%
Expenses net of all reductions	.91%	.91%	.91%	.92%	.94%
Net investment income (loss)	1.22%	1.53%	1.11%	1.09%B	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$10,204	$9,262	$7,764	$9,474	$9,050
Portfolio turnover rateG	81%	67%	64%	55%	63%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .84%.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.75	$13.06	$16.33	$14.71	$13.35
Income from Investment Operations
Net investment income (loss)A	.18	.25	.20	.20B	.17
Net realized and unrealized gain (loss)	.74	3.73	(2.40)	2.07	1.41
Total from investment operations	.92	3.98	(2.20)	2.27	1.58
Distributions from net investment income	(.19)	(.26)	(.16)	(.20)	(.14)
Distributions from net realized gain	(.56)	(1.03)	(.90)	(.45)	(.07)
Total distributions	(.75)	(1.29)	(1.07)C	(.65)	(.22)C
Net asset value, end of period	$15.92	$15.75	$13.06	$16.33	$14.71
Total ReturnD,E	6.20%	32.01%	(13.88)%	15.52%	11.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	.74%	.75%	.75%	.76%	.77%
Expenses net of fee waivers, if any	.74%	.75%	.75%	.76%	.77%
Expenses net of all reductions	.73%	.74%	.74%	.75%	.77%
Net investment income (loss)	1.40%	1.70%	1.28%	1.26%B	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$190,229	$197,903	$170,228	$204,443	$194,723
Portfolio turnover rateH	81%	67%	64%	55%	63%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.01%.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$79,470,903
Gross unrealized depreciation	(9,591,903)
Net unrealized appreciation (depreciation)	$69,879,000
Tax Cost	$267,867,926

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$775,327
Undistributed long-term capital gain	$(5,257,157)
Net unrealized appreciation (depreciation) on securities and other investments	$69,892,211

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(5,257,157)
Total capital loss carryforward	$(5,257,157)

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$4,749,970	$ 8,873,509
Long-term Capital Gains	10,886,365	18,474,573
Total	$15,636,335	$ 27,348,082

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Value Portfolio	226,748,577	235,431,193

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$230
Service Class 2	18,813
$19,043

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$70,816.06
Service Class	146.06
Service Class 2	4,772.06
Investor Class	227,316.14
	$303,050

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Value Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Value Portfolio	$7,737

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Value Portfolio	Borrower	$6,847,000.30%		$56

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $22,442,342 and $24,499,488, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Value Portfolio	$667

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Value Portfolio	$683	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $29,605 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,278.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$5,859,642	$10,236,052
Service Class	12,774	22,546
Service Class 2	470,255	760,135
Investor Class	9,293,664	16,329,349
Total	$15,636,335	$27,348,082

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	4,872,716	1,607,672	$60,054,538	$23,411,892
Reinvestment of distributions	392,086	738,632	5,859,642	10,236,052
Shares redeemed	(4,427,348)	(3,394,404)	(58,181,101)	(49,678,548)
Net increase (decrease)	837,454	(1,048,100)	$7,733,079	$(16,030,604)
Service Class
Shares sold	–	–	$4	$–
Reinvestment of distributions	626	1,137	9,347	15,785
Shares redeemed	(507)	(1,803)	(7,216)	(25,852)
Net increase (decrease)	119	(666)	$2,135	$(10,067)
Service Class 2
Shares sold	383,884	190,276	$5,144,631	$2,727,164
Reinvestment of distributions	31,997	55,631	470,255	760,135
Shares redeemed	(361,517)	(251,707)	(4,497,700)	(3,576,495)
Net increase (decrease)	54,364	(5,800)	$1,117,186	$(89,196)
Investor Class
Shares sold	3,064,439	1,209,146	$38,637,975	$17,645,013
Reinvestment of distributions	623,605	1,179,791	9,293,664	16,329,349
Shares redeemed	(4,304,233)	(2,858,527)	(53,892,115)	(41,287,905)
Net increase (decrease)	(616,189)	(469,590)	$(5,960,476)	$(7,313,543)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 50% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 45% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the "Fund"), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Value Portfolio
Initial Class	.66%
Actual		$1,000.00	$1,321.30	$3.85
Hypothetical-C		$1,000.00	$1,021.82	$3.35
Service Class	.76%
Actual		$1,000.00	$1,320.30	$4.43
Hypothetical-C		$1,000.00	$1,021.32	$3.86
Service Class 2.91%
Actual		$1,000.00	$1,319.60	$5.31
Hypothetical-C		$1,000.00	$1,020.56	$4.62
Investor Class	.74%
Actual		$1,000.00	$1,320.40	$4.32
Hypothetical-C		$1,000.00	$1,021.42	$3.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class designates 6% and 100%; Service Class designates 6% and 100%; Service Class 2 designates 7% and 100%; and Investor Class designates 6% and 100% of the dividends distributed in February and December 2020, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,099,447,424.890	95.490
Withheld	524,241,637.164	4.510
TOTAL	11,623,689,062.054	100.000
Donald F. Donahue
Affirmative	11,111,963,232.945	95.598
Withheld	511,725,829.109	4.402
TOTAL	11,623,689,062.054	100.000
Bettina Doulton
Affirmative	11,132,379,469.922	95.773
Withheld	491,309,592.132	4.227
TOTAL	11,623,689,062.054	100.000
Vicki L. Fuller
Affirmative	11,132,346,192.263	95.773
Withheld	491,342,869.791	4.227
TOTAL	11,623,689,062.054	100.000
Patricia L. Kampling
Affirmative	11,141,812,359.694	95.854
Withheld	481,876,702.360	4.146
TOTAL	11,623,689,062.054	100.000
Alan J. Lacy
Affirmative	11,081,103,173.144	95.332
Withheld	542,585,888.910	4.668
TOTAL	11,623,689,062.054	100.000
Ned C. Lautenbach
Affirmative	11,051,092,644.521	95.074
Withheld	572,596,417.533	4.926
TOTAL	11,623,689,062.054	100.000
Robert A. Lawrence
Affirmative	11,100,774,895.497	95.501
Withheld	522,914,166.556	4.499
TOTAL	11,623,689,062.054	100.000
Joseph Mauriello
Affirmative	11,070,909,380.371	95.244
Withheld	552,779,681.683	4.756
TOTAL	11,623,689,062.054	100.000
Cornelia M. Small
Affirmative	11,101,337,946.609	95.506
Withheld	522,351,115.445	4.494
TOTAL	11,623,689,062.054	100.000
Garnett A. Smith
Affirmative	11,082,555,490.179	95.345
Withheld	541,133,571.875	4.655
TOTAL	11,623,689,062.054	100.000
David M. Thomas
Affirmative	11,094,352,794.165	95.446
Withheld	529,336,267.889	4.554
TOTAL	11,623,689,062.054	100.000
Susan Tomasky
Affirmative	11,124,148,109.894	95.702
Withheld	499,540,952.160	4.298
TOTAL	11,623,689,062.054	100.000
Michael E. Wiley
Affirmative	11,096,957,446.084	95.468
Withheld	526,731,615.970	4.532
TOTAL	11,623,689,062.054	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	192,677,000.438	82.684
Against	29,712,875.073	12.751
Abstain	10,637,271.554	4.565
Broker Non-Vote	0.00	0.00
TOTAL	233,027,147.065	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPVAL-ANN-0221
1.768949.119

Fidelity® Variable Insurance Products:

Equity-Income Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	6.69%	10.69%	10.17%
Service Class	6.55%	10.57%	10.05%
Service Class 2	6.44%	10.41%	9.89%
Investor Class	6.57%	10.60%	10.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio℠ - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$26,330	VIP Equity-Income Portfolio℠ - Initial Class
$26,791	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Ramona Persaud:  For the year, the fund's share classes gained about 6% to 7%, outperforming the 2.87% result of the benchmark Russell 3000® Value index. Versus the benchmark, security selection was the primary contributor, especially within the information technology sector. Strong picks in the consumer staples sector, primarily driven by the food & staples retailing industry, also helped. Also lifting the fund's relative result was security selection in communication services. The fund's position in cash was a notable contributor. Our non-benchmark stake in Apple (+81%) was the top individual contributor. Another notable relative contributor was an out-of-benchmark stake in Microsoft (+41%). This was among the fund's biggest holdings this period. Another notable relative contributor was our overweighting in T-Mobile (+71%). Conversely, the biggest detractor from performance versus the benchmark were stock picks and an underweighting in the industrials sector, primarily within the capital goods industry. Stock selection in health care and an overweighting in energy also hurt the fund's relative performance. The fund's largest individual relative detractor was an overweighting in Wells Fargo, which returned -42% the past 12 months. The company was among our biggest holdings. Also holding back performance was our outsized stake in ConocoPhillips, which returned roughly -34%. Also hampering relative performance was an underweighting in Procter & Gamble, which gained 14%. This was a stake we established the past year. Notable changes in positioning include a higher allocation to the consumer discretionary and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
JPMorgan Chase & Co.	3.5
The Walt Disney Co.	3.0
Bank of America Corp.	2.4
Johnson & Johnson	2.3
Citigroup, Inc.	1.8
Comcast Corp. Class A	1.7
Wells Fargo & Co.	1.7
Danaher Corp.	1.7
NextEra Energy, Inc.	1.6
Capital One Financial Corp.	1.6
21.3

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Financials	18.9
Health Care	13.4
Industrials	11.5
Consumer Discretionary	11.1
Information Technology	10.9

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Stocks	98.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

 * Foreign investments - 13.5%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
COMMUNICATION SERVICES - 9.0%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	536,970	$15,443,257
Verizon Communications, Inc.	637,560	37,456,650
		52,899,907
Entertainment - 3.8%
Activision Blizzard, Inc.	438,975	40,758,829
The Walt Disney Co.	920,597	166,793,764
		207,552,593
Interactive Media & Services - 1.0%
Alphabet, Inc. Class A (a)	31,288	54,836,600
Media - 2.1%
Comcast Corp. Class A	1,806,733	94,672,809
Interpublic Group of Companies, Inc.	994,073	23,380,597
		118,053,406
Wireless Telecommunication Services - 1.1%
T-Mobile U.S., Inc.	471,018	63,516,777

TOTAL COMMUNICATION SERVICES		496,859,283

CONSUMER DISCRETIONARY - 11.1%
Hotels, Restaurants & Leisure - 2.2%
McDonald's Corp.	312,180	66,987,584
Starbucks Corp.	513,741	54,960,012
		121,947,596
Household Durables - 0.6%
Lennar Corp. Class A	335,985	25,612,137
Tempur Sealy International, Inc. (a)	321,600	8,683,200
		34,295,337
Internet & Direct Marketing Retail - 0.3%
eBay, Inc.	340,598	17,115,050
Leisure Products - 0.3%
New Academy Holding Co. LLC unit (a)(b)(c)	127,200	15,905,088
Multiline Retail - 2.8%
Dollar General Corp.	221,168	46,511,630
Dollar Tree, Inc. (a)	266,883	28,834,039
Nordstrom, Inc. (d)	822,100	25,657,741
Target Corp.	295,108	52,095,415
		153,098,825
Specialty Retail - 3.8%
Best Buy Co., Inc.	164,200	16,385,518
Burlington Stores, Inc. (a)	108,078	28,267,801
Lowe's Companies, Inc.	198,072	31,792,537
Ross Stores, Inc.	147,900	18,163,599
The Home Depot, Inc.	192,307	51,080,585
TJX Companies, Inc.	899,574	61,431,908
		207,121,948
Textiles, Apparel & Luxury Goods - 1.1%
Columbia Sportswear Co.	232,230	20,292,257
PVH Corp.	184,000	17,275,760
Tapestry, Inc.	781,200	24,279,696
		61,847,713

TOTAL CONSUMER DISCRETIONARY		611,331,557

CONSUMER STAPLES - 7.7%
Beverages - 1.5%
Diageo PLC	290,100	11,478,898
Keurig Dr. Pepper, Inc.	465,000	14,880,000
The Coca-Cola Co.	986,246	54,085,731
		80,444,629
Food & Staples Retailing - 3.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	329,139	11,216,945
BJ's Wholesale Club Holdings, Inc. (a)	451,950	16,848,696
Costco Wholesale Corp.	50,400	18,989,712
Kroger Co.	845,617	26,856,796
Sysco Corp.	446,200	33,134,812
Walmart, Inc.	570,945	82,301,722
		189,348,683
Food Products - 1.2%
Hilton Food Group PLC	562,850	8,574,429
Mondelez International, Inc.	719,971	42,096,704
Nestle SA (Reg. S)	157,727	18,645,116
		69,316,249
Household Products - 1.3%
Procter & Gamble Co.	503,744	70,090,940
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	58,300	15,518,877

TOTAL CONSUMER STAPLES		424,719,378

ENERGY - 6.5%
Oil, Gas & Consumable Fuels - 6.5%
BP PLC	3,609,753	12,456,329
Chevron Corp.	978,505	82,634,747
ConocoPhillips Co.	811,604	32,456,044
Enterprise Products Partners LP	1,322,644	25,910,596
Exxon Mobil Corp.	1,892,766	78,019,815
Imperial Oil Ltd. (d)	1,765,135	33,502,759
Phillips 66 Co.	470,100	32,878,794
Suncor Energy, Inc.	1,994,700	33,456,552
Valero Energy Corp.	424,434	24,010,231
		355,325,867
FINANCIALS - 18.9%
Banks - 11.1%
Bank of America Corp.	4,285,609	129,896,809
Citigroup, Inc.	1,612,999	99,457,518
Huntington Bancshares, Inc.	924,070	11,671,004
JPMorgan Chase & Co.	1,525,175	193,803,988
M&T Bank Corp.	389,067	49,528,229
PNC Financial Services Group, Inc.	236,000	35,164,000
Wells Fargo & Co.	3,052,368	92,120,466
		611,642,014
Capital Markets - 2.6%
BlackRock, Inc. Class A	78,254	56,463,391
KKR & Co. LP	785,736	31,814,451
Raymond James Financial, Inc.	293,000	28,031,310
The Blackstone Group LP	375,905	24,362,403
		140,671,555
Consumer Finance - 1.6%
Capital One Financial Corp.	907,516	89,707,957
Insurance - 3.6%
American International Group, Inc.	335,500	12,702,030
Chubb Ltd.	456,782	70,307,885
Marsh & McLennan Companies, Inc.	335,282	39,227,994
The Travelers Companies, Inc.	541,640	76,030,007
		198,267,916

TOTAL FINANCIALS		1,040,289,442

HEALTH CARE - 13.4%
Biotechnology - 2.0%
AbbVie, Inc.	423,439	45,371,489
Amgen, Inc.	282,675	64,992,636
		110,364,125
Health Care Equipment & Supplies - 2.5%
Becton, Dickinson & Co.	171,678	42,957,269
Danaher Corp.	407,768	90,581,584
		133,538,853
Health Care Providers & Services - 1.7%
Cigna Corp.	193,409	40,263,886
UnitedHealth Group, Inc.	153,112	53,693,316
		93,957,202
Pharmaceuticals - 7.2%
AstraZeneca PLC (United Kingdom)	305,336	30,446,052
Bristol-Myers Squibb Co.	1,288,837	79,946,559
Eli Lilly & Co.	390,858	65,992,465
Johnson & Johnson	818,696	128,846,376
Roche Holding AG (participation certificate)	95,621	33,304,657
Royalty Pharma PLC	79,500	3,978,975
Sanofi SA	565,455	54,805,603
		397,320,687

TOTAL HEALTH CARE		735,180,867

INDUSTRIALS - 11.5%
Aerospace & Defense - 1.4%
General Dynamics Corp.	216,216	32,177,265
Northrop Grumman Corp.	146,701	44,702,729
		76,879,994
Air Freight & Logistics - 1.1%
Deutsche Post AG	359,469	17,806,574
United Parcel Service, Inc. Class B	273,214	46,009,238
		63,815,812
Commercial Services & Supplies - 0.3%
Waste Connection, Inc. (Canada)	142,227	14,583,603
Electrical Equipment - 1.0%
AMETEK, Inc.	442,352	53,498,051
Siemens Energy AG (a)	38,664	1,408,514
		54,906,565
Industrial Conglomerates - 2.6%
General Electric Co.	5,990,162	64,693,750
Roper Technologies, Inc.	133,194	57,418,601
Siemens AG	141,129	20,329,135
		142,441,486
Machinery - 1.9%
Fortive Corp.	297,316	21,055,919
ITT, Inc.	355,552	27,384,615
Otis Worldwide Corp.	176,930	11,951,622
Snap-On, Inc.	60,700	10,388,198
Stanley Black & Decker, Inc.	190,074	33,939,613
		104,719,967
Marine - 0.5%
A.P. Moller - Maersk A/S Series B	11,445	25,468,012
Professional Services - 1.0%
Clarivate Analytics PLC (a)	482,600	14,338,046
Equifax, Inc.	98,100	18,917,604
IHS Markit Ltd.	266,857	23,971,764
		57,227,414
Road & Rail - 1.0%
Norfolk Southern Corp.	223,690	53,150,981
Trading Companies & Distributors - 0.7%
Watsco, Inc.	178,658	40,474,970

TOTAL INDUSTRIALS		633,668,804

INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 1.5%
Cisco Systems, Inc.	1,867,254	83,559,617
Electronic Equipment & Components - 0.3%
TE Connectivity Ltd.	131,861	15,964,411
Vontier Corp. (a)	60,455	2,019,197
		17,983,608
IT Services - 2.7%
Amdocs Ltd.	403,233	28,601,317
Black Knight, Inc. (a)	60,100	5,309,835
Fidelity National Information Services, Inc.	496,030	70,168,404
Genpact Ltd.	325,900	13,479,224
Visa, Inc. Class A	125,542	27,459,802
		145,018,582
Semiconductors & Semiconductor Equipment - 2.2%
NXP Semiconductors NV	296,700	47,178,267
Qualcomm, Inc.	216,940	33,048,640
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	370,142	40,360,284
		120,587,191
Software - 1.8%
Microsoft Corp.	318,150	70,762,923
Open Text Corp.	344,100	15,635,748
SAP SE	77,000	9,972,947
		96,371,618
Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	597,429	79,272,854
Samsung Electronics Co. Ltd.	716,646	53,333,388
		132,606,242

TOTAL INFORMATION TECHNOLOGY		596,126,858

MATERIALS - 3.1%
Chemicals - 1.2%
Linde PLC	248,389	65,452,985
Containers & Packaging - 1.6%
Crown Holdings, Inc. (a)	449,859	45,075,872
WestRock Co.	1,004,333	43,718,615
		88,794,487
Metals & Mining - 0.3%
Anglo American PLC (United Kingdom)	503,700	16,700,192

TOTAL MATERIALS		170,947,664

REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
American Tower Corp.	150,573	33,797,616
Public Storage	119,596	27,618,304
		61,415,920
UTILITIES - 5.0%
Electric Utilities - 3.0%
Exelon Corp.	885,049	37,366,769
NextEra Energy, Inc.	1,166,816	90,019,854
NRG Energy, Inc.	799,929	30,037,334
PG&E Corp. (a)	662,300	8,252,258
		165,676,215
Independent Power and Renewable Electricity Producers - 0.6%
Vistra Corp.	1,506,001	29,607,980
Multi-Utilities - 1.4%
Ameren Corp.	383,358	29,924,925
CenterPoint Energy, Inc.	981,568	21,241,132
WEC Energy Group, Inc.	272,125	25,043,664
		76,209,721

TOTAL UTILITIES		271,493,916

TOTAL COMMON STOCKS
(Cost $3,782,484,502)		5,397,359,556

Money Market Funds - 2.4%
Fidelity Cash Central Fund 0.11% (e)	102,577,017	102,597,532
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	32,148,630	32,151,844
TOTAL MONEY MARKET FUNDS
(Cost $134,746,251)		134,749,376
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $3,917,230,753)		5,532,108,932
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(34,005,368)
NET ASSETS - 100%		$5,498,103,564

Legend

 (a) Non-income producing

 (b) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,905,088 or 0.3% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
New Academy Holding Co. LLC unit	8/1/11	$13,406,880

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$828,889
Fidelity Securities Lending Cash Central Fund	116,687
Total	$945,576

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$496,859,283	$496,859,283	$--	$--
Consumer Discretionary	611,331,557	595,426,469	15,905,088	--
Consumer Staples	424,719,378	394,595,364	30,124,014	--
Energy	355,325,867	342,869,538	12,456,329	--
Financials	1,040,289,442	1,040,289,442	--	--
Health Care	735,180,867	616,624,555	118,556,312	--
Industrials	633,668,804	568,656,569	65,012,235	--
Information Technology	596,126,858	586,153,911	9,972,947	--
Materials	170,947,664	170,947,664	--	--
Real Estate	61,415,920	61,415,920	--	--
Utilities	271,493,916	271,493,916	--	--
Money Market Funds	134,749,376	134,749,376	--	--
Total Investments in Securities:	$5,532,108,932	$5,280,082,007	$252,026,925	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.5%
Switzerland	2.5%
Canada	2.0%
United Kingdom	1.3%
Ireland	1.2%
France	1.0%
Korea (South)	1.0%
Others (Individually Less Than 1%)	4.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $30,925,596) — See accompanying schedule: Unaffiliated issuers (cost $3,782,484,502)	$5,397,359,556
Fidelity Central Funds (cost $134,746,251)	134,749,376
Total Investment in Securities (cost $3,917,230,753)		$5,532,108,932
Receivable for fund shares sold		2,170,703
Dividends receivable		4,537,469
Distributions receivable from Fidelity Central Funds		36,742
Prepaid expenses		6,211
Other receivables		54,977
Total assets		5,538,915,034
Liabilities
Payable for fund shares redeemed	$5,850,124
Accrued management fee	1,932,108
Distribution and service plan fees payable	344,810
Other affiliated payables	409,600
Other payables and accrued expenses	122,984
Collateral on securities loaned	32,151,844
Total liabilities		40,811,470
Net Assets		$5,498,103,564
Net Assets consist of:
Paid in capital		$3,749,834,597
Total accumulated earnings (loss)		1,748,268,967
Net Assets		$5,498,103,564
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($3,185,391,147 ÷ 133,297,368 shares)		$23.90
Service Class:
Net Asset Value, offering price and redemption price per share ($284,766,933 ÷ 11,993,281 shares)		$23.74
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,563,662,276 ÷ 67,466,655 shares)		$23.18
Investor Class:
Net Asset Value, offering price and redemption price per share ($464,283,208 ÷ 19,554,013 shares)		$23.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$115,402,976
Income from Fidelity Central Funds (including $116,687 from security lending)		945,576
Total income		116,348,552
Expenses
Management fee	$20,946,747
Transfer agent fees	3,401,378
Distribution and service plan fees	3,629,211
Accounting fees	1,075,354
Custodian fees and expenses	85,366
Independent trustees' fees and expenses	27,953
Audit	80,877
Legal	10,257
Miscellaneous	271,598
Total expenses before reductions	29,528,741
Expense reductions	(266,427)
Total expenses after reductions		29,262,314
Net investment income (loss)		87,086,238
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	134,275,839
Fidelity Central Funds	8,726
Foreign currency transactions	(428,438)
Total net realized gain (loss)		133,856,127
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	108,975,856
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	148,746
Total change in net unrealized appreciation (depreciation)		109,124,601
Net gain (loss)		242,980,728
Net increase (decrease) in net assets resulting from operations		$330,066,966

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$87,086,238	$103,608,845
Net realized gain (loss)	133,856,127	232,956,581
Change in net unrealized appreciation (depreciation)	109,124,601	883,636,737
Net increase (decrease) in net assets resulting from operations	330,066,966	1,220,202,163
Distributions to shareholders	(310,505,982)	(427,526,635)
Share transactions - net increase (decrease)	95,361,239	(60,605,417)
Total increase (decrease) in net assets	114,922,223	732,070,111
Net Assets
Beginning of period	5,383,181,341	4,651,111,230
End of period	$5,498,103,564	$5,383,181,341

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Equity-Income Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.77	$20.37	$23.89	$21.97	$20.46
Income from Investment Operations
Net investment income (loss)A	.39	.46	.58	.50	.49
Net realized and unrealized gain (loss)	1.12	4.84	(2.50)	2.29	2.85
Total from investment operations	1.51	5.30	(1.92)	2.79	3.34
Distributions from net investment income	(.39)	(.45)	(.52)	(.40)	(.48)
Distributions from net realized gain	(.99)	(1.45)	(1.07)	(.47)	(1.34)
Total distributions	(1.38)	(1.90)	(1.60)B	(.87)	(1.83)B
Redemption fees added to paid in capitalA	–	–	–	–	–
Net asset value, end of period	$23.90	$23.77	$20.37	$23.89	$21.97
Total ReturnC,D	6.69%	27.44%	(8.29)%	12.89%	18.02%
Ratios to Average Net AssetsE,F
Expenses before reductions	.53%	.53%	.53%	.53%	.54%
Expenses net of fee waivers, if any	.53%	.53%	.53%	.53%	.54%
Expenses net of all reductions	.52%	.52%	.52%	.53%	.54%
Net investment income (loss)	1.87%	2.11%	2.53%	2.19%	2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$3,185,391	$3,202,982	$2,804,988	$3,440,095	$3,550,158
Portfolio turnover rateG	57%	32%	39%	36%	38%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.63	$20.26	$23.77	$21.86	$20.37
Income from Investment Operations
Net investment income (loss)A	.37	.44	.55	.47	.46
Net realized and unrealized gain (loss)	1.10	4.81	(2.49)	2.29	2.84
Total from investment operations	1.47	5.25	(1.94)	2.76	3.30
Distributions from net investment income	(.37)	(.43)	(.50)	(.38)	(.47)
Distributions from net realized gain	(.99)	(1.45)	(1.07)	(.47)	(1.34)
Total distributions	(1.36)	(1.88)	(1.57)	(.85)	(1.81)
Redemption fees added to paid in capitalA	–	–	–	–	–
Net asset value, end of period	$23.74	$23.63	$20.26	$23.77	$21.86
Total ReturnB,C	6.55%	27.32%	(8.40)%	12.80%	17.90%
Ratios to Average Net AssetsD,E
Expenses before reductions	.63%	.63%	.63%	.63%	.64%
Expenses net of fee waivers, if any	.63%	.63%	.63%	.63%	.64%
Expenses net of all reductions	.62%	.62%	.62%	.63%	.64%
Net investment income (loss)	1.77%	2.01%	2.43%	2.09%	2.29%
Supplemental Data
Net assets, end of period (000 omitted)	$284,767	$299,079	$264,055	$326,565	$325,602
Portfolio turnover rateF	57%	32%	39%	36%	38%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.10	$19.85	$23.32	$21.46	$20.04
Income from Investment Operations
Net investment income (loss)A	.33	.40	.51	.43	.42
Net realized and unrealized gain (loss)	1.09	4.70	(2.44)	2.24	2.78
Total from investment operations	1.42	5.10	(1.93)	2.67	3.20
Distributions from net investment income	(.34)	(.40)	(.47)	(.34)	(.44)
Distributions from net realized gain	(.99)	(1.45)	(1.07)	(.47)	(1.34)
Total distributions	(1.34)B	(1.85)	(1.54)	(.81)	(1.78)
Redemption fees added to paid in capitalA	–	–	–	–	–
Net asset value, end of period	$23.18	$23.10	$19.85	$23.32	$21.46
Total ReturnC,D	6.44%	27.11%	(8.54)%	12.65%	17.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.78%	.78%	.78%	.79%
Expenses net of fee waivers, if any	.78%	.78%	.78%	.78%	.79%
Expenses net of all reductions	.77%	.77%	.77%	.78%	.79%
Net investment income (loss)	1.62%	1.86%	2.28%	1.94%	2.14%
Supplemental Data
Net assets, end of period (000 omitted)	$1,563,662	$1,431,212	$1,200,026	$1,452,633	$1,397,762
Portfolio turnover rateG	57%	32%	39%	36%	38%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.63	$20.26	$23.77	$21.86	$20.37
Income from Investment Operations
Net investment income (loss)A	.38	.44	.55	.48	.47
Net realized and unrealized gain (loss)	1.10	4.81	(2.48)	2.28	2.83
Total from investment operations	1.48	5.25	(1.93)	2.76	3.30
Distributions from net investment income	(.38)	(.44)	(.51)	(.38)	(.47)
Distributions from net realized gain	(.99)	(1.45)	(1.07)	(.47)	(1.34)
Total distributions	(1.37)	(1.88)B	(1.58)	(.85)	(1.81)
Redemption fees added to paid in capitalA	–	–	–	–	–
Net asset value, end of period	$23.74	$23.63	$20.26	$23.77	$21.86
Total ReturnC,D	6.57%	27.35%	(8.37)%	12.83%	17.93%
Ratios to Average Net AssetsE,F
Expenses before reductions	.60%	.61%	.61%	.62%	.62%
Expenses net of fee waivers, if any	.60%	.61%	.61%	.61%	.62%
Expenses net of all reductions	.60%	.60%	.60%	.61%	.62%
Net investment income (loss)	1.80%	2.03%	2.45%	2.11%	2.31%
Supplemental Data
Net assets, end of period (000 omitted)	$464,283	$449,909	$382,041	$457,011	$428,682
Portfolio turnover rateG	57%	32%	39%	36%	38%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Equity-Income Portfolio	$23,132

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred Trustees compensation, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,709,958,511
Gross unrealized depreciation	(135,002,945)
Net unrealized appreciation (depreciation)	$1,574,955,566
Tax Cost	$3,957,153,366

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$14,572,143
Undistributed long-term capital gain	$166,676,263
Net unrealized appreciation (depreciation) on securities and other investments	$1,567,043,695

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$86,284,721	$ 98,656,425
Long-term Capital Gains	224,221,261	328,870,210
Total	$310,505,982	$ 427,526,635

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Equity-Income Portfolio	2,667,175,386	2,708,358,256

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$260,141
Service Class 2	3,369,070
$3,629,211

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$1,809,390.06
Service Class	165,150.06
Service Class 2	856,076.06
Investor Class	570,762.14
	$3,401,378

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Equity-Income Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Equity-Income Portfolio	$70,611

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $424,225,575 and $232,335,978, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Equity-Income Portfolio	$11,498

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Equity-Income Portfolio	$7,663	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $244,868 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $281.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $21,278.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$183,966,364	$256,722,074
Service Class	16,791,567	24,063,816
Service Class 2	83,630,899	111,518,340
Investor Class	26,117,152	35,222,405
Total	$310,505,982	$427,526,635

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	8,721,428	3,636,451	$182,159,954	$80,164,788
Reinvestment of distributions	8,041,682	12,293,057	183,966,364	256,722,074
Shares redeemed	(18,228,223)	(18,894,276)	(383,592,543)	(415,149,779)
Net increase (decrease)	(1,465,113)	(2,964,768)	$(17,466,225)	$(78,262,917)
Service Class
Shares sold	392,690	433,489	$8,161,348	$9,487,821
Reinvestment of distributions	738,646	1,160,382	16,791,567	24,063,816
Shares redeemed	(1,797,283)	(1,970,881)	(37,396,052)	(43,164,764)
Net increase (decrease)	(665,947)	(377,010)	$(12,443,137)	$(9,613,127)
Service Class 2
Shares sold	11,639,815	5,892,036	$230,966,893	$125,416,664
Reinvestment of distributions	3,766,962	5,500,426	83,630,899	111,518,340
Shares redeemed	(9,896,829)	(9,904,795)	(203,737,296)	(211,330,285)
Net increase (decrease)	5,509,948	1,487,667	$110,860,496	$25,604,719
Investor Class
Shares sold	2,667,918	1,415,515	$55,485,142	$31,025,170
Reinvestment of distributions	1,148,723	1,696,863	26,117,152	35,222,405
Shares redeemed	(3,305,655)	(2,929,696)	(67,192,189)	(64,581,667)
Net increase (decrease)	510,986	182,682	$14,410,105	$1,665,908

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 15% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Equity-Income Portfolio℠

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Equity-Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and issuers of privately offered securities. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Equity-Income Portfolio
Initial Class	.52%
Actual		$1,000.00	$1,217.60	$2.90
Hypothetical-C		$1,000.00	$1,022.52	$2.64
Service Class	.62%
Actual		$1,000.00	$1,216.50	$3.45
Hypothetical-C		$1,000.00	$1,022.02	$3.15
Service Class 2.77%
Actual		$1,000.00	$1,216.00	$4.29
Hypothetical-C		$1,000.00	$1,021.27	$3.91
Investor Class	.60%
Actual		$1,000.00	$1,216.80	$3.34
Hypothetical-C		$1,000.00	$1,022.12	$3.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Equity-Income Portfolio
Initial Class	02/05/21	02/05/21	$0.067	$0.724
Service Class	02/05/21	02/05/21	$0.063	$0.724
Service Class 2	02/05/21	02/05/21	$0.058	$0.724
Investor Class	02/05/21	02/05/21	$0.064	$0.724

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $166,676,262, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,099,447,424.890	95.490
Withheld	524,241,637.164	4.510
TOTAL	11,623,689,062.054	100.000
Donald F. Donahue
Affirmative	11,111,963,232.945	95.598
Withheld	511,725,829.109	4.402
TOTAL	11,623,689,062.054	100.000
Bettina Doulton
Affirmative	11,132,379,469.922	95.773
Withheld	491,309,592.132	4.227
TOTAL	11,623,689,062.054	100.000
Vicki L. Fuller
Affirmative	11,132,346,192.263	95.773
Withheld	491,342,869.791	4.227
TOTAL	11,623,689,062.054	100.000
Patricia L. Kampling
Affirmative	11,141,812,359.694	95.854
Withheld	481,876,702.360	4.146
TOTAL	11,623,689,062.054	100.000
Alan J. Lacy
Affirmative	11,081,103,173.144	95.332
Withheld	542,585,888.910	4.668
TOTAL	11,623,689,062.054	100.000
Ned C. Lautenbach
Affirmative	11,051,092,644.521	95.074
Withheld	572,596,417.533	4.926
TOTAL	11,623,689,062.054	100.000
Robert A. Lawrence
Affirmative	11,100,774,895.497	95.501
Withheld	522,914,166.556	4.499
TOTAL	11,623,689,062.054	100.000
Joseph Mauriello
Affirmative	11,070,909,380.371	95.244
Withheld	552,779,681.683	4.756
TOTAL	11,623,689,062.054	100.000
Cornelia M. Small
Affirmative	11,101,337,946.609	95.506
Withheld	522,351,115.445	4.494
TOTAL	11,623,689,062.054	100.000
Garnett A. Smith
Affirmative	11,082,555,490.179	95.345
Withheld	541,133,571.875	4.655
TOTAL	11,623,689,062.054	100.000
David M. Thomas
Affirmative	11,094,352,794.165	95.446
Withheld	529,336,267.889	4.554
TOTAL	11,623,689,062.054	100.000
Susan Tomasky
Affirmative	11,124,148,109.894	95.702
Withheld	499,540,952.160	4.298
TOTAL	11,623,689,062.054	100.000
Michael E. Wiley
Affirmative	11,096,957,446.084	95.468
Withheld	526,731,615.970	4.532
TOTAL	11,623,689,062.054	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	3,363,505,979.729	80.831
Against	415,471,204.530	9.984
Abstain	382,193,640.635	9.185
Broker Non-Vote	0.00	0.00
TOTAL	4,161,170,824.894	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPEI-ANN-0221
1.540027.123

Fidelity® Variable Insurance Products:

Growth Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	43.89%	21.32%	17.25%
Service Class	43.77%	21.20%	17.14%
Service Class 2	43.55%	21.02%	16.96%
Investor Class	43.80%	21.22%	17.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$49,118	VIP Growth Portfolio - Initial Class
$47,773	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing.

Comments from Co-Managers Asher Anolic and Jason Weiner:  For the fiscal year ending December 31, 2020, the fund's share classes gained about 44%, outperforming the 38.26% result of the benchmark Russell 3000® Growth index. Versus the benchmark, security selection was the primary contributor, especially within the information technology sector. Stock picking and an underweighting in the industrials sector, especially within the capital goods industry, also helped. Further lifting performance were investment choices in health care. The biggest individual relative contributor was an overweight position in Nvidia (+121%), also which was among our biggest holdings. Another top relative contributor was an out-of-benchmark stake in Shopify (+178%), although we reduced our position in the company the past 12 months. Adding further value in 2020 was an overweighting in Qualcomm (+77%), which was one of the fund's largest holdings. In contrast, the primary detractor from performance versus the benchmark was our stock selection in the consumer discretionary sector, especially within the automobiles & components industry. An overweighting in energy also hampered the fund's relative result. Further weighing on the fund's relative performance was stock selection in the communication services sector, primarily within the media & entertainment industry. The biggest individual relative detractor was our lighter-than-benchmark stake in Tesla. The company was not held at period end. Another notable relative detractor was our underweighting in Apple (+82%). The company was among the fund's biggest holdings. Avoiding PayPal, a benchmark component that gained roughly 117%, also hurt performance. Notable changes in positioning include increased exposure to the health care sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Microsoft Corp.	8.8
Alphabet, Inc. Class A	5.9
Apple, Inc.	5.6
Amazon.com, Inc.	5.0
Facebook, Inc. Class A	4.7
Qualcomm, Inc.	3.8
NVIDIA Corp.	3.2
UnitedHealth Group, Inc.	3.1
Adobe, Inc.	2.9
Tencent Holdings Ltd.	2.0
45.0

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	37.3
Health Care	17.2
Communication Services	14.4
Consumer Discretionary	12.1
Industrials	8.0

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Stocks	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 16.9%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
COMMUNICATION SERVICES - 14.4%
Diversified Telecommunication Services - 0.4%
Cellnex Telecom SA (a)	545,600	$32,740,063
Entertainment - 0.8%
Activision Blizzard, Inc.	560,200	52,014,570
DouYu International Holdings Ltd. ADR (b)	572,900	6,336,274
		58,350,844
Interactive Media & Services - 13.2%
Alphabet, Inc. Class A (b)	268,398	470,405,071
Facebook, Inc. Class A (b)	1,372,609	374,941,874
Match Group, Inc. (b)	112,317	16,981,207
Tencent Holdings Ltd.	2,191,600	157,693,944
Tongdao Liepin Group (b)	3,280,200	7,903,842
Zoominfo Technologies, Inc.	434,300	20,946,289
		1,048,872,227
Wireless Telecommunication Services - 0.0%
Mobile TeleSystems OJSC sponsored ADR	64,300	575,485

TOTAL COMMUNICATION SERVICES		1,140,538,619

CONSUMER DISCRETIONARY - 12.1%
Automobiles - 0.7%
Ferrari NV	232,500	53,363,400
XPeng, Inc. ADR (b)(c)	75,300	3,225,099
		56,588,499
Diversified Consumer Services - 0.6%
Laureate Education, Inc. Class A (b)	3,166,400	46,102,784
Hotels, Restaurants & Leisure - 0.8%
Airbnb, Inc. Class A	24,600	3,611,280
Compass Group PLC	241,700	4,508,033
Dalata Hotel Group PLC	786,300	3,635,808
Flutter Entertainment PLC	63,400	13,100,294
Hilton Worldwide Holdings, Inc.	338,600	37,672,636
		62,528,051
Household Durables - 1.4%
Blu Investments LLC (d)(e)	14,533,890	4,506
D.R. Horton, Inc.	776,900	53,543,948
NVR, Inc. (b)	8,110	33,087,665
Purple Innovation, Inc. (b)	138,200	4,552,308
Toll Brothers, Inc.	529,200	23,004,324
		114,192,751
Internet & Direct Marketing Retail - 6.4%
Alibaba Group Holding Ltd. sponsored ADR (b)	401,200	93,371,276
Amazon.com, Inc. (b)	122,100	397,671,153
Delivery Hero AG (a)(b)	75,800	11,854,288
Pinduoduo, Inc. ADR (b)	26,000	4,619,420
		507,516,137
Specialty Retail - 0.6%
Aritzia LP (b)	157,900	3,199,184
Ulta Beauty, Inc. (b)	148,400	42,614,544
		45,813,728
Textiles, Apparel & Luxury Goods - 1.6%
LVMH Moet Hennessy Louis Vuitton SE	124,515	77,946,567
Prada SpA (b)	5,359,100	35,393,446
Samsonite International SA (a)(b)	6,718,200	11,906,954
		125,246,967

TOTAL CONSUMER DISCRETIONARY		957,988,917

CONSUMER STAPLES - 3.3%
Beverages - 1.8%
Fever-Tree Drinks PLC	1,059	36,596
Kweichow Moutai Co. Ltd. (A Shares)	228,170	69,849,029
Monster Beverage Corp. (b)	759,300	70,220,064
		140,105,689
Household Products - 1.1%
Energizer Holdings, Inc.	985,400	41,564,172
Reckitt Benckiser Group PLC	511,110	45,618,719
		87,182,891
Tobacco - 0.4%
Swedish Match Co. AB	450,500	35,058,264

TOTAL CONSUMER STAPLES		262,346,844

ENERGY - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
Enterprise Products Partners LP	196,500	3,849,435
EOG Resources, Inc.	77,000	3,839,990
Reliance Industries Ltd.	235,605	3,603,682
Reliance Industries Ltd.	3,701,488	100,590,233
Valero Energy Corp.	168,300	9,520,731
		121,404,071
FINANCIALS - 3.4%
Banks - 1.2%
Comerica, Inc.	563,600	31,482,696
HDFC Bank Ltd. (b)	234,578	4,621,188
HDFC Bank Ltd. sponsored ADR (b)	431,300	31,165,738
M&T Bank Corp.	63,900	8,134,470
Metro Bank PLC (b)	85,000	162,733
Wintrust Financial Corp.	329,300	20,116,937
		95,683,762
Capital Markets - 0.9%
CME Group, Inc.	357,197	65,027,714
JMP Group, Inc. (b)	238,900	919,765
MSCI, Inc.	10,200	4,554,606
		70,502,085
Consumer Finance - 0.7%
Capital One Financial Corp.	579,700	57,303,345
Insurance - 0.6%
American Financial Group, Inc.	124,800	10,934,976
Arthur J. Gallagher & Co.	147,400	18,234,854
BRP Group, Inc. (b)	29,100	872,127
RenaissanceRe Holdings Ltd.	82,300	13,646,986
		43,688,943
Thrifts & Mortgage Finance - 0.0%
Rocket Cos., Inc. (b)(c)	176,600	3,570,852

TOTAL FINANCIALS		270,748,987

HEALTH CARE - 17.1%
Biotechnology - 4.1%
ACADIA Pharmaceuticals, Inc. (b)	294,400	15,738,624
Affimed NV (b)	594,887	3,462,242
Alnylam Pharmaceuticals, Inc. (b)	49,700	6,459,509
Applied Therapeutics, Inc. (b)	400,300	8,810,603
Atara Biotherapeutics, Inc. (b)	410,500	8,058,115
Biogen, Inc. (b)	20,100	4,921,686
BioNTech SE ADR (b)(c)	168,230	13,714,110
Certara, Inc.	152,100	5,128,812
CRISPR Therapeutics AG (b)(c)	96,400	14,759,804
Gamida Cell Ltd. (b)	1,674,200	14,046,538
Hookipa Pharma, Inc. (b)	306,100	3,394,649
Innovent Biologics, Inc. (a)(b)	1,085,000	11,483,370
Insmed, Inc. (b)	1,082,983	36,052,504
Neurocrine Biosciences, Inc. (b)	486,100	46,592,685
Prelude Therapeutics, Inc.	30,200	2,160,810
Regeneron Pharmaceuticals, Inc. (b)	162,800	78,650,308
Rubius Therapeutics, Inc. (b)	62,800	476,652
Sarepta Therapeutics, Inc. (b)	22,200	3,784,878
Seres Therapeutics, Inc. (b)	136,300	3,339,350
Vertex Pharmaceuticals, Inc. (b)	189,298	44,738,689
Viela Bio, Inc. (b)	55,800	2,007,126
		327,781,064
Health Care Equipment & Supplies - 3.8%
Axonics Modulation Technologies, Inc. (b)	237,600	11,860,992
Danaher Corp.	324,826	72,156,848
Haemonetics Corp. (b)	375,600	44,602,500
Hologic, Inc. (b)	933,000	67,950,390
Intuitive Surgical, Inc. (b)	94,500	77,310,450
Nevro Corp. (b)	87,600	15,163,560
Outset Medical, Inc.	55,900	3,177,356
Penumbra, Inc. (b)	61,200	10,710,000
		302,932,096
Health Care Providers & Services - 3.8%
Centene Corp. (b)	457,200	27,445,716
Guardant Health, Inc. (b)	35,100	4,523,688
HealthEquity, Inc. (b)	338,100	23,568,951
UnitedHealth Group, Inc.	691,200	242,390,016
		297,928,371
Health Care Technology - 1.3%
Inspire Medical Systems, Inc. (b)	199,081	37,445,145
MultiPlan Corp. (d)	1,325,724	10,592,535
MultiPlan Corp.:
Class A (b)(c)	189,400	1,513,306
warrants (b)(d)	65,630	154,257
Schrodinger, Inc.	102,400	8,108,032
Simulations Plus, Inc.	85,000	6,113,200
Veeva Systems, Inc. Class A (b)	148,600	40,456,350
		104,382,825
Life Sciences Tools & Services - 1.8%
10X Genomics, Inc. (b)	109,614	15,521,342
Berkeley Lights, Inc. (b)(c)	275,200	24,605,632
Bio-Rad Laboratories, Inc. Class A (b)	15,900	9,268,746
Bio-Techne Corp.	14,100	4,477,455
Bruker Corp.	564,300	30,545,559
Charles River Laboratories International, Inc. (b)	82,500	20,613,450
Codexis, Inc. (b)	601,400	13,128,562
Fluidigm Corp. (b)(c)	1,014,100	6,084,600
Nanostring Technologies, Inc. (b)	279,000	18,659,520
Sotera Health Co.	134,100	3,679,704
		146,584,570
Pharmaceuticals - 2.3%
AstraZeneca PLC sponsored ADR	777,200	38,852,228
Eli Lilly & Co.	678,600	114,574,824
Endo International PLC (b)	1,066,442	7,657,054
Reata Pharmaceuticals, Inc. (b)	37,900	4,685,198
Revance Therapeutics, Inc. (b)	442,900	12,551,786
		178,321,090

TOTAL HEALTH CARE		1,357,930,016

INDUSTRIALS - 8.0%
Aerospace & Defense - 0.8%
Airbus Group NV	159,500	17,504,201
Axon Enterprise, Inc. (b)	6,400	784,192
TransDigm Group, Inc.	74,496	46,101,850
		64,390,243
Airlines - 0.7%
Ryanair Holdings PLC sponsored ADR (b)	505,700	55,616,886
Building Products - 0.4%
Builders FirstSource, Inc. (b)	219,600	8,961,876
Fortune Brands Home & Security, Inc.	265,300	22,741,516
		31,703,392
Electrical Equipment - 0.7%
Bloom Energy Corp. Class A (b)(c)	174,500	5,001,170
Generac Holdings, Inc. (b)	240,000	54,578,400
		59,579,570
Industrial Conglomerates - 1.4%
General Electric Co.	10,265,600	110,868,480
Machinery - 1.0%
Ingersoll Rand, Inc. (b)	1,217,400	55,464,744
Woodward, Inc.	177,200	21,535,116
		76,999,860
Professional Services - 1.5%
Equifax, Inc.	394,900	76,152,516
Upwork, Inc. (b)	1,168,174	40,325,366
		116,477,882
Road & Rail - 1.3%
Uber Technologies, Inc. (b)	2,105,640	107,387,640
Trading Companies & Distributors - 0.2%
BMC Stock Holdings, Inc. (b)	169,200	9,082,656
Fastenal Co.	73,300	3,579,239
		12,661,895

TOTAL INDUSTRIALS		635,685,848

INFORMATION TECHNOLOGY - 37.3%
Electronic Equipment & Components - 0.4%
II-VI, Inc. (b)	377,000	28,636,920
Jabil, Inc.	3,196	135,926
Novanta, Inc. (b)	12,900	1,525,038
		30,297,884
IT Services - 3.9%
Adyen BV (a)(b)	10,400	24,164,834
Black Knight, Inc. (b)	381,734	33,726,199
CACI International, Inc. Class A (b)	66,100	16,480,713
Edenred SA	2,675	151,664
MasterCard, Inc. Class A	81,000	28,912,140
MongoDB, Inc. Class A (b)(c)	197,900	71,054,016
Okta, Inc. (b)	87,500	22,247,750
Shopify, Inc. Class A (b)	41,900	47,312,207
Square, Inc. (b)	305,100	66,401,964
		310,451,487
Semiconductors & Semiconductor Equipment - 10.7%
Aixtron AG (b)	308,800	5,369,954
Array Technologies, Inc.	238,500	10,288,890
ASML Holding NV	140,500	68,524,660
Enphase Energy, Inc. (b)	216,500	37,989,255
MediaTek, Inc.	148,000	3,933,397
NVIDIA Corp.	487,700	254,676,940
NXP Semiconductors NV	529,000	84,116,290
Qualcomm, Inc.	1,957,500	298,205,550
SiTime Corp. (b)	93,200	10,431,876
SolarEdge Technologies, Inc. (b)	71,400	22,785,168
Universal Display Corp.	218,300	50,165,340
		846,487,320
Software - 15.7%
Adobe, Inc. (b)	460,300	230,205,236
Agora, Inc. ADR (b)(c)	9,100	359,996
Cloudflare, Inc. (b)	128,800	9,787,512
CyberArk Software Ltd. (b)	63,300	10,228,647
Datadog, Inc. Class A (b)	13,400	1,319,096
Duck Creek Technologies, Inc. (b)	7,400	320,420
Elastic NV (b)	5,300	774,489
FireEye, Inc. (b)	2,880,400	66,422,024
JFrog Ltd. (c)	9,200	578,036
Manhattan Associates, Inc. (b)	268,300	28,219,794
Microsoft Corp.	3,133,700	696,997,551
NICE Systems Ltd. sponsored ADR (b)	85,800	24,327,732
Palo Alto Networks, Inc. (b)	99,000	35,183,610
Rapid7, Inc. (b)	101,300	9,133,208
Salesforce.com, Inc. (b)	557,062	123,963,007
Tenable Holdings, Inc. (b)	184,500	9,641,970
Volue A/S	225,400	1,314,353
		1,248,776,681
Technology Hardware, Storage & Peripherals - 6.6%
Apple, Inc.	3,337,300	442,826,337
Samsung Electronics Co. Ltd.	1,094,670	81,466,246
		524,292,583

TOTAL INFORMATION TECHNOLOGY		2,960,305,955

MATERIALS - 1.8%
Chemicals - 1.5%
Albemarle Corp. U.S. (c)	147,700	21,788,704
DuPont de Nemours, Inc.	84,300	5,994,573
LG Chemical Ltd.	57,470	43,508,878
Sherwin-Williams Co.	64,600	47,475,186
		118,767,341
Construction Materials - 0.3%
Eagle Materials, Inc.	204,800	20,756,480
Metals & Mining - 0.0%
MP Materials Corp. (b)(c)	74,600	2,399,882

TOTAL MATERIALS		141,923,703

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Simon Property Group, Inc.	410,400	34,998,912
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (b)	137,500	8,624,000
KE Holdings, Inc. ADR (b)	149,500	9,200,230
		17,824,230

TOTAL REAL ESTATE		52,823,142

TOTAL COMMON STOCKS
(Cost $4,155,024,685)		7,901,696,102

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.1%
Biotechnology - 0.0%
Nuvation Bio, Inc. Series A (b)(d)	1,667,500	3,268,300
Health Care Technology - 0.1%
Vor Biopharma, Inc. (d)(e)	6,187,935	4,331,555

TOTAL HEALTH CARE		7,599,855

INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (b)(d)(e)	181,657	5,690
MATERIALS - 0.1%
Metals & Mining - 0.1%
Illuminated Holdings, Inc.:
Series C2 (d)(e)	137,249	4,940,964
Series C3 (d)(e)	171,560	6,176,160
		11,117,124
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $13,082,027)		18,722,669

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.11% (f)	20,519,863	20,523,967
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	54,816,958	54,822,440
TOTAL MONEY MARKET FUNDS
(Cost $75,346,407)		75,346,407
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $4,243,453,119)		7,995,765,178
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(64,042,507)
NET ASSETS - 100%		$7,931,722,671

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $92,149,509 or 1.2% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,473,967 or 0.4% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
AppNexus, Inc. Series E (Escrow)	8/1/14	$327,509
Blu Investments LLC	5/21/20	$25,138
Illuminated Holdings, Inc. Series C2	7/7/20	$3,431,225
Illuminated Holdings, Inc. Series C3	7/7/20	$5,146,800
MultiPlan Corp.	10/8/20	$13,125,980
MultiPlan Corp. warrants	10/8/20	$0
Nuvation Bio, Inc. Series A	6/17/19	$1,286,276
Vor Biopharma, Inc.	6/30/20	$3,217,726

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$83,021
Fidelity Securities Lending Cash Central Fund	1,306,816
Total	$1,389,837

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,140,538,619	$982,844,675	$157,693,944	$--
Consumer Discretionary	957,988,917	863,675,523	94,308,888	4,506
Consumer Staples	262,346,844	181,669,861	80,676,983	--
Energy	121,404,071	121,404,071	--	--
Financials	270,748,987	266,127,799	4,621,188	--
Health Care	1,365,529,871	1,357,775,759	3,422,557	4,331,555
Industrials	635,685,848	618,181,647	17,504,201	--
Information Technology	2,960,311,645	2,929,456,814	30,849,141	5,690
Materials	153,040,827	141,923,703	--	11,117,124
Real Estate	52,823,142	52,823,142	--	--
Money Market Funds	75,346,407	75,346,407	--	--
Total Investments in Securities:	$7,995,765,178	$7,591,229,401	$389,076,902	$15,458,875

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.1%
Cayman Islands	3.6%
Netherlands	3.2%
India	1.8%
Korea (South)	1.5%
Ireland	1.0%
France	1.0%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $52,244,991) — See accompanying schedule: Unaffiliated issuers (cost $4,168,106,712)	$7,920,418,771
Fidelity Central Funds (cost $75,346,407)	75,346,407
Total Investment in Securities (cost $4,243,453,119)		$7,995,765,178
Foreign currency held at value (cost $2,080,543)		2,087,689
Receivable for investments sold		4,909,900
Receivable for fund shares sold		2,096,644
Dividends receivable		2,730,273
Distributions receivable from Fidelity Central Funds		99,006
Prepaid expenses		8,455
Other receivables		135,888
Total assets		8,007,833,033
Liabilities
Payable to custodian bank	$345,689
Payable for investments purchased	$948,384
Payable for forward foreign currency contracts	2,004,287
Payable for fund shares redeemed	8,483,640
Accrued management fee	3,448,743
Distribution and service plan fees payable	408,392
Other affiliated payables	568,000
Other payables and accrued expenses	5,101,528
Collateral on securities loaned	54,801,699
Total liabilities		76,110,362
Net Assets		$7,931,722,671
Net Assets consist of:
Paid in capital		$3,233,093,038
Total accumulated earnings (loss)		4,698,629,633
Net Assets		$7,931,722,671
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($4,533,075,118 ÷ 44,010,804 shares)		$103.00
Service Class:
Net Asset Value, offering price and redemption price per share ($1,018,191,673 ÷ 9,941,560 shares)		$102.42
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,587,581,245 ÷ 15,784,964 shares)		$100.58
Investor Class:
Net Asset Value, offering price and redemption price per share ($792,874,635 ÷ 7,744,615 shares)		$102.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$39,878,971
Income from Fidelity Central Funds (including $1,306,816 from security lending)		1,389,837
Total income		41,268,808
Expenses
Management fee	$34,698,224
Transfer agent fees	4,649,534
Distribution and service plan fees	4,061,499
Accounting fees	1,144,080
Custodian fees and expenses	89,154
Independent trustees' fees and expenses	36,144
Audit	69,267
Legal	16,643
Interest	20,068
Miscellaneous	226,193
Total expenses before reductions	45,010,806
Expense reductions	(353,160)
Total expenses after reductions		44,657,646
Net investment income (loss)		(3,388,838)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,050,673,617
Fidelity Central Funds	11,405
Foreign currency transactions	(344,790)
Total net realized gain (loss)		1,050,340,232
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $3,955,755)	1,407,921,539
Assets and liabilities in foreign currencies	15,775
Total change in net unrealized appreciation (depreciation)		1,407,937,314
Net gain (loss)		2,458,277,546
Net increase (decrease) in net assets resulting from operations		$2,454,888,708

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(3,388,838)	$10,143,028
Net realized gain (loss)	1,050,340,232	522,191,049
Change in net unrealized appreciation (depreciation)	1,407,937,314	1,069,976,572
Net increase (decrease) in net assets resulting from operations	2,454,888,708	1,602,310,649
Distributions to shareholders	(617,512,979)	(353,860,861)
Share transactions - net increase (decrease)	176,892,682	(229,474,297)
Total increase (decrease) in net assets	2,014,268,411	1,018,975,491
Net Assets
Beginning of period	5,917,454,260	4,898,478,769
End of period	$7,931,722,671	$5,917,454,260

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$79.09	$63.12	$74.05	$59.31	$65.75
Income from Investment Operations
Net investment income (loss)A	.01	.18	.21	.15	.12
Net realized and unrealized gain (loss)	32.21	20.42	(.25)B	19.66	(.48)
Total from investment operations	32.22	20.60	(.04)	19.81	(.36)
Distributions from net investment income	(.07)	(.19)	(.18)	(.15)	(.02)
Distributions from net realized gain	(8.25)	(4.44)	(10.72)	(4.92)	(6.06)
Total distributions	(8.31)C	(4.63)	(10.89)C	(5.07)	(6.08)
Redemption fees added to paid in capitalA	–	–	–	–	–
Net asset value, end of period	$103.00	$79.09	$63.12	$74.05	$59.31
Total ReturnD,E	43.89%	34.31%	(.17)%B	35.13%	.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%	.63%	.63%	.64%	.64%
Expenses net of fee waivers, if any	.62%	.62%	.63%	.64%	.64%
Expenses net of all reductions	.61%	.62%	.62%	.63%	.64%
Net investment income (loss)	.02%	.25%	.30%	.22%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$4,533,075	$3,441,605	$2,869,484	$3,165,086	$2,736,295
Portfolio turnover rateH	53%	47%	34%	50%	61%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.20)%

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$78.69	$62.83	$73.76	$59.10	$65.57
Income from Investment Operations
Net investment income (loss)A	(.07)	.11	.14	.08	.06
Net realized and unrealized gain (loss)	32.03	20.31	(.25)B	19.59	(.47)
Total from investment operations	31.96	20.42	(.11)	19.67	(.41)
Distributions from net investment income	(.05)	(.12)	(.11)	(.09)	–
Distributions from net realized gain	(8.18)	(4.44)	(10.72)	(4.92)	(6.06)
Total distributions	(8.23)	(4.56)	(10.82)C	(5.01)	(6.06)
Redemption fees added to paid in capitalA	–	–	–	–	–
Net asset value, end of period	$102.42	$78.69	$62.83	$73.76	$59.10
Total ReturnD,E	43.77%	34.17%	(.27)%B	35.00%	.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.72%	.73%	.73%	.74%	.74%
Expenses net of fee waivers, if any	.72%	.72%	.73%	.74%	.74%
Expenses net of all reductions	.71%	.72%	.72%	.73%	.74%
Net investment income (loss)	(.08)%	.15%	.20%	.12%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$1,018,192	$745,767	$600,590	$624,381	$482,603
Portfolio turnover rateH	53%	47%	34%	50%	61%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.30)%

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$77.43	$61.91	$72.86	$58.44	$65.01
Income from Investment Operations
Net investment income (loss)A	(.19)	–B	.03	(.02)	(.03)
Net realized and unrealized gain (loss)	31.46	20.00	(.23)C	19.36	(.48)
Total from investment operations	31.27	20.00	(.20)	19.34	(.51)
Distributions from net investment income	(.04)	(.04)	(.03)	(.06)	–
Distributions from net realized gain	(8.08)	(4.44)	(10.72)	(4.86)	(6.06)
Total distributions	(8.12)	(4.48)	(10.75)	(4.92)	(6.06)
Redemption fees added to paid in capitalA	–	–	–	–	–
Net asset value, end of period	$100.58	$77.43	$61.91	$72.86	$58.44
Total ReturnD,E	43.55%	33.98%	(.43)%C	34.81%	.55%
Ratios to Average Net AssetsF,G
Expenses before reductions	.87%	.88%	.88%	.89%	.89%
Expenses net of fee waivers, if any	.87%	.87%	.88%	.89%	.89%
Expenses net of all reductions	.86%	.87%	.87%	.88%	.89%
Net investment income (loss)	(.23)%	- %H	.05%	(.03)%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,587,581	$1,182,162	$971,010	$1,069,117	$783,297
Portfolio turnover rateI	53%	47%	34%	50%	61%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.46)%

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$78.66	$62.81	$73.73	$59.08	$65.55
Income from Investment Operations
Net investment income (loss)A	(.05)	.12	.15	.10	.07
Net realized and unrealized gain (loss)	32.02	20.30	(.23)B	19.58	(.48)
Total from investment operations	31.97	20.42	(.08)	19.68	(.41)
Distributions from net investment income	(.06)	(.13)	(.12)	(.10)	–
Distributions from net realized gain	(8.20)	(4.44)	(10.72)	(4.92)	(6.06)
Total distributions	(8.25)C	(4.57)	(10.84)	(5.03)C	(6.06)
Redemption fees added to paid in capitalA	–	–	–	–	–
Net asset value, end of period	$102.38	$78.66	$62.81	$73.73	$59.08
Total ReturnD,E	43.80%	34.18%	(.24)%B	35.03%	.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.70%	.70%	.71%	.72%	.73%
Expenses net of fee waivers, if any	.70%	.70%	.71%	.72%	.72%
Expenses net of all reductions	.69%	.70%	.70%	.71%	.72%
Net investment income (loss)	(.06)%	.17%	.22%	.14%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$792,875	$547,920	$457,395	$448,392	$291,497
Portfolio turnover rateH	53%	47%	34%	50%	61%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.27)%

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Growth Portfolio	$53,174

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships (including allocations from Fidelity Central Funds), deferred Trustees compensation, net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,789,246,952
Gross unrealized depreciation	(46,967,771)
Net unrealized appreciation (depreciation)	$3,742,279,181
Tax Cost	$4,253,485,997

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$64,800,979
Undistributed long-term capital gain	$896,536,977
Net unrealized appreciation (depreciation) on securities and other investments	$3,742,294,604

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$93,635,165	$11,044,728
Long-term Capital Gains	523,877,814	342,816,133
Total	$617,512,979	$353,860,861

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth Portfolio	3,469,454,769	3,916,193,721

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$833,866
Service Class 2	3,227,633
$4,061,499

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$2,403,543.06
Service Class	530,307.06
Service Class 2	820,926.06
Investor Class	894,758.14
	$4,649,534

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Growth Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth Portfolio	$79,642

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Portfolio	Borrower	$13,556,089.59%		$19,844

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $165,090,790 and $310,212,675, respectively.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $29,137.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Growth Portfolio	$14,193

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Growth Portfolio	$132,905	$40,052	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Portfolio	$4,561,000.59%		$224

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $329,887 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23,273.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$358,011,706	$207,743,506
Service Class	77,881,583	43,128,216
Service Class 2	123,304,387	69,934,259
Investor Class	58,315,303	33,054,880
Total	$617,512,979	$353,860,861

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	2,421,748	1,099,064	$197,372,757	$78,545,018
Reinvestment of distributions	4,467,092	3,220,905	358,011,706	207,743,506
Shares redeemed	(6,395,612)	(6,264,206)	(527,253,371)	(444,812,741)
Net increase (decrease)	493,228	(1,944,237)	$28,131,092	$(158,524,217)
Service Class
Shares sold	1,238,658	825,622	$102,304,855	$58,366,161
Reinvestment of distributions	977,801	673,207	77,881,583	43,128,216
Shares redeemed	(1,751,676)	(1,581,012)	(144,513,037)	(110,959,261)
Net increase (decrease)	464,783	(82,183)	$35,673,401	$(9,464,884)
Service Class 2
Shares sold	2,657,391	1,471,839	$218,698,194	$101,254,658
Reinvestment of distributions	1,580,689	1,111,462	123,304,387	69,934,259
Shares redeemed	(3,720,391)	(2,999,804)	(293,491,865)	(206,473,143)
Net increase (decrease)	517,689	(416,503)	$48,510,716	$(35,284,226)
Investor Class
Shares sold	1,145,918	490,294	$92,937,912	$34,545,073
Reinvestment of distributions	731,173	516,075	58,315,303	33,054,880
Shares redeemed	(1,097,743)	(1,323,847)	(86,675,742)	(93,800,923)
Net increase (decrease)	779,348	(317,478)	$64,577,473	$(26,200,970)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 19% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 37% of the total outstanding shares of the Fund.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Growth Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 9, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Growth Portfolio
Initial Class	.61%
Actual		$1,000.00	$1,262.50	$3.47
Hypothetical-C		$1,000.00	$1,022.07	$3.10
Service Class	.71%
Actual		$1,000.00	$1,262.00	$4.04
Hypothetical-C		$1,000.00	$1,021.57	$3.61
Service Class 2.86%
Actual		$1,000.00	$1,261.10	$4.89
Hypothetical-C		$1,000.00	$1,020.81	$4.37
Investor Class	.69%
Actual		$1,000.00	$1,262.00	$3.92
Hypothetical-C		$1,000.00	$1,021.67	$3.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Growth Portfolio
Initial Class	02/05/2021	02/05/2021	$12.513
Service Class	02/05/2021	02/05/2021	$12.497
Service Class 2	02/05/2021	02/05/2021	$12.475
Investor Class	02/05/2021	02/05/2021	$12.501

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $896,536,977, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 94% and 35%; Service Class designates 100% and 37%; Service Class 2 designates 100% and 41%; and Investor Class designates 100% and 37%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,099,447,424.890	95.490
Withheld	524,241,637.164	4.510
TOTAL	11,623,689,062.054	100.000
Donald F. Donahue
Affirmative	11,111,963,232.945	95.598
Withheld	511,725,829.109	4.402
TOTAL	11,623,689,062.054	100.000
Bettina Doulton
Affirmative	11,132,379,469.922	95.773
Withheld	491,309,592.132	4.227
TOTAL	11,623,689,062.054	100.000
Vicki L. Fuller
Affirmative	11,132,346,192.263	95.773
Withheld	491,342,869.791	4.227
TOTAL	11,623,689,062.054	100.000
Patricia L. Kampling
Affirmative	11,141,812,359.694	95.854
Withheld	481,876,702.360	4.146
TOTAL	11,623,689,062.054	100.000
Alan J. Lacy
Affirmative	11,081,103,173.144	95.332
Withheld	542,585,888.910	4.668
TOTAL	11,623,689,062.054	100.000
Ned C. Lautenbach
Affirmative	11,051,092,644.521	95.074
Withheld	572,596,417.533	4.926
TOTAL	11,623,689,062.054	100.000
Robert A. Lawrence
Affirmative	11,100,774,895.497	95.501
Withheld	522,914,166.556	4.499
TOTAL	11,623,689,062.054	100.000
Joseph Mauriello
Affirmative	11,070,909,380.371	95.244
Withheld	552,779,681.683	4.756
TOTAL	11,623,689,062.054	100.000
Cornelia M. Small
Affirmative	11,101,337,946.609	95.506
Withheld	522,351,115.445	4.494
TOTAL	11,623,689,062.054	100.000
Garnett A. Smith
Affirmative	11,082,555,490.179	95.345
Withheld	541,133,571.875	4.655
TOTAL	11,623,689,062.054	100.000
David M. Thomas
Affirmative	11,094,352,794.165	95.446
Withheld	529,336,267.889	4.554
TOTAL	11,623,689,062.054	100.000
Susan Tomasky
Affirmative	11,124,148,109.894	95.702
Withheld	499,540,952.160	4.298
TOTAL	11,623,689,062.054	100.000
Michael E. Wiley
Affirmative	11,096,957,446.084	95.468
Withheld	526,731,615.970	4.532
TOTAL	11,623,689,062.054	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	3,822,222,097.497	79.261
Against	563,324,331.002	11.682
Abstain	436,780,758.588	9.057
Broker Non-Vote	0.00	0.00
TOTAL	4,822,327,187.087	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPGRWT-ANN-0221
1.540077.123

Fidelity® Variable Insurance Products:

Overseas Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	15.61%	9.25%	6.82%
Service Class	15.49%	9.15%	6.72%
Service Class 2	15.33%	8.98%	6.56%
Investor Class	15.49%	9.17%	6.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$19,343	VIP Overseas Portfolio - Initial Class
$17,387	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 10.81% in 2020, a volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in non-U.S. stocks suffering one of the quickest declines on record in March, followed by a historic rebound through year-end. The crisis and containment efforts caused broad contraction in global economic activity, along with dislocation in financial markets. Rapid and expansive monetary/fiscal-policy responses partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September (-2.45%), when the index began a two-month retreat. November (+13.46%) was a much different story, however, as investors reacted favorably to election results in the U.S. The momentum continued in December (+5.42%), driven by regulatory approvals for COVID-19 vaccines in certain regions. For the full year, emerging markets (+19%) was the top region, followed by Japan (+15%) and Europe ex U.K. (+12%). Conversely, the U.K. (-10%), Canada (+6%) and Asia Pacific ex Japan (+7%) lagged. By sector, information technology (+46%) led the way, while consumer discretionary (+23%) and materials (+22%) also outpaced the index. In contrast, the energy (-23%), real estate (-9%) and financials (-4%) sectors underperformed.

Comments from Portfolio Manager Vincent Montemaggiore:  For the fiscal year ending December 31, 2020, the fund's share classes gained about 15% to 16%, notably outperforming the 8.02% result of the benchmark MSCI EAFE Index. From a regional standpoint, an overweighting and stock picks in Europe ex U.K., along with security selection in Japan, contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark was an overweighting and stock selection in information technology. Strong picks in industrials also boosted the fund's relative result. Further bolstering performance was security selection and an overweighting in health care, primarily driven by the pharmaceuticals, biotechnology & life sciences industry. Not owning Royal Dutch Shell, a benchmark component that returned -38%, was the largest individual relative contributor. Also adding value was our out-of-benchmark position in Addlife (+128%). Another key contributor was our non-benchmark position in Indutrade (+79%). In contrast, an underweighting in Japan and largely non-benchmark exposure to the U.S. hindered the fund's relative result. By sector, the largest detractor from performance versus the benchmark was an underweighting in materials. Smaller-than-benchmark exposure to utilities stocks also hindered the fund's relative result. Further detracting was stock selection and an underweighting in consumer discretionary, primarily within the consumer services industry. Not owning SoftBank Group, a benchmark component that gained 80%, was the largest individual relative detractor. Another key detractor was our out-of-benchmark position in IRB Brasil Resseguros (-54%), a position not held at period end. Also holding back performance was our overweighting in Compass Group, which returned about -26%. Notable changes in positioning include increased exposure to Sweden and a lower allocation to U.K. By sector, meaningful changes in positioning include a higher allocation to information technology and consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 30, 2020, Andrew Sergeant came off of the fund, leaving Vincent Montemaggiore as sole portfolio manager.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2020
Japan	16.5%
France	12.5%
Switzerland	10.9%
United Kingdom	9.7%
Netherlands	7.6%
Sweden	6.7%
Germany	6.5%
United States of America*	6.3%
Ireland	2.8%
Other	20.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2020

% of fund's net assets
Stocks	99.5
Short-Term Investments and Net Other Assets (Liabilities)	0.5

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	2.7
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.1
AIA Group Ltd. (Hong Kong, Insurance)	1.7
Sony Corp. (Japan, Household Durables)	1.7
Iberdrola SA (Spain, Electric Utilities)	1.6
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.5
Tokyo Electron Ltd. (Japan, Semiconductors & Semiconductor Equipment)	1.4
Diageo PLC (United Kingdom, Beverages)	1.3
18.4

Top Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	19.0
Industrials	18.6
Financials	17.2
Health Care	15.0
Consumer Discretionary	10.7
Consumer Staples	9.6
Materials	3.9
Communication Services	1.8
Utilities	1.6
Real Estate	1.4

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Austria - 0.4%
Erste Group Bank AG	213,600	$6,506,841
Bailiwick of Jersey - 0.4%
Sanne Group PLC	821,225	6,917,835
Belgium - 0.8%
KBC Groep NV	202,499	14,170,093
Bermuda - 2.3%
Credicorp Ltd. (United States)	54,053	8,865,773
Genpact Ltd.	230,033	9,514,165
Hiscox Ltd. (a)	577,945	7,855,977
IHS Markit Ltd.	169,005	15,181,719

TOTAL BERMUDA		41,417,634

Canada - 1.0%
Constellation Software, Inc.	13,895	18,043,305
Topicus.Com, Inc. (a)(b)	26,214	99,104

TOTAL CANADA		18,142,409

Cayman Islands - 0.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	55,084	12,819,699
China - 0.5%
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	896,600	8,508,956
Denmark - 1.2%
DSV Panalpina A/S	131,072	22,028,195
Finland - 0.6%
Nordea Bank ABP (Stockholm Stock Exchange)	1,381,503	11,321,957
France - 12.5%
ALTEN (a)	99,081	11,214,569
Amundi SA (c)	111,161	9,071,429
BNP Paribas SA (a)	325,600	17,189,136
Capgemini SA	131,465	20,364,615
Dassault Systemes SA	75,816	15,388,915
Edenred SA	263,442	14,936,312
Kering SA	22,640	16,440,008
Legrand SA	181,600	16,195,170
LVMH Moet Hennessy Louis Vuitton SE	63,830	39,957,671
Pernod Ricard SA	85,842	16,443,440
Safran SA (a)	91,700	12,996,996
Sanofi SA	146,717	14,220,254
SR Teleperformance SA	62,624	20,755,700

TOTAL FRANCE		225,174,215

Germany - 6.5%
adidas AG	50,956	18,538,046
Allianz SE	90,086	22,131,696
Deutsche Borse AG	96,872	16,494,620
Hannover Reuck SE	81,725	13,023,390
Merck KGaA	78,700	13,498,188
SAP SE	71,215	9,223,680
Siemens Healthineers AG (c)	108,500	5,583,549
Vonovia SE	240,828	17,588,653

TOTAL GERMANY		116,081,822

Hong Kong - 1.8%
AIA Group Ltd.	2,561,600	31,215,971
Techtronic Industries Co. Ltd.	77,000	1,098,517

TOTAL HONG KONG		32,314,488

India - 1.4%
HDFC Bank Ltd. (a)	658,491	12,972,276
Reliance Industries Ltd.	439,800	11,951,838
Reliance Industries Ltd.	29,840	456,416

TOTAL INDIA		25,380,530

Ireland - 2.8%
Flutter Entertainment PLC	50,790	10,494,700
Kerry Group PLC Class A	102,000	14,766,083
Kingspan Group PLC (Ireland) (a)	74,900	5,252,191
Linde PLC	40,868	10,769,127
UDG Healthcare PLC (United Kingdom)	794,253	8,471,900

TOTAL IRELAND		49,754,001

Italy - 1.8%
FinecoBank SpA	792,799	13,074,857
GVS SpA (c)	119,436	2,227,004
Recordati SpA	298,319	16,589,166

TOTAL ITALY		31,891,027

Japan - 16.5%
A/S One Corp.	33,026	5,645,333
Curves Holdings Co. Ltd.	213,300	1,592,701
Daikin Industries Ltd.	74,881	16,658,563
Elecom Co. Ltd.	132,758	6,852,938
Hoya Corp.	201,911	27,904,411
Iriso Electronics Co. Ltd.	109,829	4,743,958
Kao Corp.	174,674	13,482,657
Keyence Corp.	39,361	22,109,709
KH Neochem Co. Ltd.	207,501	5,488,211
Koshidaka Holdings Co. Ltd.	213,300	917,197
Nexon Co. Ltd.	416,695	12,833,181
Nitori Holdings Co. Ltd.	56,373	11,803,634
NOF Corp.	204,911	10,379,009
Olympus Corp.	541,988	11,844,423
Oracle Corp. Japan	52,056	6,780,816
Otsuka Corp.	8,698	459,097
Persol Holdings Co. Ltd.	491,903	8,865,735
Recruit Holdings Co. Ltd.	416,071	17,476,212
Relo Group, Inc.	294,074	7,114,395
S Foods, Inc.	140,737	4,586,509
SMC Corp.	27,685	16,878,318
Sony Corp.	297,833	30,012,062
Suzuki Motor Corp.	206,876	9,580,950
TIS, Inc.	272,274	5,574,425
Tokyo Electron Ltd.	65,932	24,519,770
Tsuruha Holdings, Inc.	92,767	13,188,897

TOTAL JAPAN		297,293,111

Kenya - 0.4%
Safaricom Ltd.	21,124,300	6,625,525
Korea (South) - 1.5%
LG Chemical Ltd.	16,431	12,439,436
Samsung Electronics Co. Ltd.	194,825	14,499,038

TOTAL KOREA (SOUTH)		26,938,474

Netherlands - 7.6%
ASM International NV (Netherlands)	49,800	10,947,829
ASML Holding NV (Netherlands)	77,239	37,397,364
BE Semiconductor Industries NV	138,724	8,402,430
Euronext NV (c)	76,879	8,466,819
IMCD NV	150,826	19,208,749
JDE Peet's BV	273,461	12,344,021
Koninklijke Philips Electronics NV	407,187	21,934,164
Wolters Kluwer NV	213,417	18,005,384

TOTAL NETHERLANDS		136,706,760

New Zealand - 0.6%
EBOS Group Ltd.	485,836	10,032,343
Norway - 0.7%
Schibsted ASA:
(A Shares)	278,400	11,865,358
(B Shares)	22	817

TOTAL NORWAY		11,866,175

South Africa - 0.8%
Naspers Ltd. Class N	71,214	14,582,826
Spain - 2.6%
Amadeus IT Holding SA Class A	255,407	18,853,446
Iberdrola SA	1,995,468	28,521,833
Prosegur Cash SA (c)	14,546	14,216

TOTAL SPAIN		47,389,495

Sweden - 6.7%
Addlife AB	977,424	17,129,321
AddTech AB (B Shares)	889,009	11,814,479
ASSA ABLOY AB (B Shares)	605,156	14,954,624
Atlas Copco AB (A Shares)	295,819	15,204,034
Hexagon AB (B Shares)	222,342	20,384,769
Indutrade AB (a)	991,341	21,220,968
Nordnet AB	372,400	5,808,301
Swedish Match Co. AB	181,792	14,147,196

TOTAL SWEDEN		120,663,692

Switzerland - 10.9%
Alcon, Inc. (a)	152,909	10,088,936
Julius Baer Group Ltd.	280,176	16,141,368
Lonza Group AG	32,404	20,873,581
Nestle SA (Reg. S)	411,745	48,672,917
Roche Holding AG (participation certificate)	112,791	39,284,944
Sika AG	76,324	20,805,407
Sonova Holding AG Class B	53,114	13,814,612
Temenos Group AG	49,450	6,889,849
Zurich Insurance Group Ltd.	45,720	19,267,381

TOTAL SWITZERLAND		195,838,995

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	972,600	18,393,242
United Kingdom - 9.7%
Beazley PLC	1,549,192	7,724,124
Compass Group PLC	964,139	17,982,500
Cranswick PLC	157,952	7,603,177
Dechra Pharmaceuticals PLC	184,035	8,682,541
Diageo PLC	600,322	23,753,999
Diploma PLC	332,335	9,961,941
Hilton Food Group PLC	388,177	5,913,469
James Fisher and Sons PLC	68,830	891,364
JTC PLC (c)	514,500	3,925,969
London Stock Exchange Group PLC	185,572	22,906,364
Mondi PLC	483,182	11,361,620
RELX PLC (London Stock Exchange)	767,048	18,802,216
Rentokil Initial PLC (a)	2,315,789	16,138,224
Smith & Nephew PLC	581,236	12,073,707
Volution Group PLC	1,586,902	6,054,547

TOTAL UNITED KINGDOM		173,775,762

United States of America - 5.8%
Ares Management Corp.	201,165	9,464,813
Boston Scientific Corp. (a)	212,355	7,634,162
Equifax, Inc.	49,500	9,545,580
Fidelity National Information Services, Inc.	54,995	7,779,593
Global Payments, Inc.	64,987	13,999,500
Intercontinental Exchange, Inc.	109,751	12,653,193
Marsh & McLennan Companies, Inc.	121,676	14,236,092
NICE Systems Ltd. sponsored ADR (a)	56,689	16,073,599
Roper Technologies, Inc.	29,809	12,850,362

TOTAL UNITED STATES OF AMERICA		104,236,894

TOTAL COMMON STOCKS
(Cost $1,210,352,549)		1,786,772,996

Money Market Funds - 0.8%
Fidelity Cash Central Fund 0.11% (d)
(Cost $15,666,307)	15,663,256	15,666,388
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $1,226,018,856)		1,802,439,384
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(6,187,684)
NET ASSETS - 100%		$1,796,251,700

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $29,288,986 or 1.6% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$99,205
Fidelity Securities Lending Cash Central Fund	67,776
Total	$166,981

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$31,324,881	$19,458,706	$11,866,175	$--
Consumer Discretionary	193,230,950	72,157,845	121,073,105	--
Consumer Staples	174,902,365	88,328,253	86,574,112	--
Energy	12,408,254	12,408,254	--	--
Financials	307,480,306	99,426,148	208,054,158	--
Health Care	267,532,539	90,304,049	177,228,490	--
Industrials	331,979,973	199,625,902	132,354,071	--
Information Technology	343,446,037	232,204,583	111,142,350	99,104
Materials	71,242,810	50,437,403	20,805,407	--
Real Estate	24,703,048	7,114,395	17,588,653	--
Utilities	28,521,833	28,521,833	--	--
Money Market Funds	15,666,388	15,666,388	--	--
Total Investments in Securities:	$1,802,439,384	$915,653,759	$886,686,521	$99,104

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,210,352,549)	$1,786,772,996
Fidelity Central Funds (cost $15,666,307)	15,666,388
Total Investment in Securities (cost $1,226,018,856)		$1,802,439,384
Receivable for investments sold		14,055,363
Receivable for fund shares sold		2,515,949
Dividends receivable		4,437,045
Distributions receivable from Fidelity Central Funds		1,184
Prepaid expenses		2,105
Other receivables		268,960
Total assets		1,823,719,990
Liabilities
Payable to custodian bank	$148,001
Payable for fund shares redeemed	25,063,201
Accrued management fee	964,121
Distribution and service plan fees payable	84,242
Other affiliated payables	187,227
Other payables and accrued expenses	1,021,498
Total liabilities		27,468,290
Net Assets		$1,796,251,700
Net Assets consist of:
Paid in capital		$1,170,318,989
Total accumulated earnings (loss)		625,932,711
Net Assets		$1,796,251,700
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($872,019,061 ÷ 32,879,373 shares)		$26.52
Service Class:
Net Asset Value, offering price and redemption price per share ($151,886,330 ÷ 5,754,147 shares)		$26.40
Service Class 2:
Net Asset Value, offering price and redemption price per share ($352,458,568 ÷ 13,429,267 shares)		$26.25
Investor Class:
Net Asset Value, offering price and redemption price per share ($419,887,741 ÷ 15,890,699 shares)		$26.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$24,236,020
Interest		15,133
Income from Fidelity Central Funds (including $67,776 from security lending)		166,981
Income before foreign taxes withheld		24,418,134
Less foreign taxes withheld		(2,497,079)
Total income		21,921,055
Expenses
Management fee	$10,551,808
Transfer agent fees	1,321,538
Distribution and service plan fees	911,041
Accounting fees	720,259
Custodian fees and expenses	207,229
Independent trustees' fees and expenses	9,215
Audit	84,811
Legal	6,102
Interest	564
Miscellaneous	82,281
Total expenses before reductions	13,894,848
Expense reductions	(232,087)
Total expenses after reductions		13,662,761
Net investment income (loss)		8,258,294
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	56,387,999
Fidelity Central Funds	2,033
Foreign currency transactions	(35,105)
Total net realized gain (loss)		56,354,927
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $744,792)	171,231,751
Fidelity Central Funds	(338)
Assets and liabilities in foreign currencies	358,517
Total change in net unrealized appreciation (depreciation)		171,589,930
Net gain (loss)		227,944,857
Net increase (decrease) in net assets resulting from operations		$236,203,151

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,258,294	$27,928,918
Net realized gain (loss)	56,354,927	7,850,060
Change in net unrealized appreciation (depreciation)	171,589,930	344,473,008
Net increase (decrease) in net assets resulting from operations	236,203,151	380,251,986
Distributions to shareholders	(13,279,212)	(82,595,455)
Share transactions - net increase (decrease)	(140,128,077)	7,596,820
Total increase (decrease) in net assets	82,795,862	305,253,351
Net Assets
Beginning of period	1,713,455,838	1,408,202,487
End of period	$1,796,251,700	$1,713,455,838

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Overseas Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.13	$19.13	$22.87	$17.81	$19.08
Income from Investment Operations
Net investment income (loss)A	.13	.40	.36	.31	.28
Net realized and unrealized gain (loss)	3.46	4.74	(3.75)	5.08	(1.25)
Total from investment operations	3.59	5.14	(3.39)	5.39	(.97)
Distributions from net investment income	(.10)	(.38)	(.35)	(.31)	(.27)
Distributions from net realized gain	(.10)	(.77)	–	(.02)	(.03)
Total distributions	(.20)	(1.14)B	(.35)	(.33)	(.30)
Net asset value, end of period	$26.52	$23.13	$19.13	$22.87	$17.81
Total ReturnC,D	15.61%	27.77%	(14.81)%	30.28%	(5.06)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%	.79%	.79%	.80%	.80%
Expenses net of fee waivers, if any	.79%	.79%	.79%	.80%	.80%
Expenses net of all reductions	.77%	.78%	.78%	.78%	.80%
Net investment income (loss)	.59%	1.87%	1.59%	1.46%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$872,019	$826,554	$662,011	$822,994	$702,946
Portfolio turnover rateG	47%	38%	40%	35%	102%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.03	$19.05	$22.77	$17.74	$19.00
Income from Investment Operations
Net investment income (loss)A	.11	.37	.33	.28	.27
Net realized and unrealized gain (loss)	3.44	4.73	(3.72)	5.05	(1.24)
Total from investment operations	3.55	5.10	(3.39)	5.33	(.97)
Distributions from net investment income	(.08)	(.36)	(.33)	(.28)	(.25)
Distributions from net realized gain	(.10)	(.77)	–	(.02)	(.03)
Total distributions	(.18)	(1.12)B	(.33)	(.30)	(.29)B
Net asset value, end of period	$26.40	$23.03	$19.05	$22.77	$17.74
Total ReturnC,D	15.49%	27.67%	(14.88)%	30.10%	(5.12)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.89%	.89%	.89%	.90%	.90%
Expenses net of fee waivers, if any	.89%	.89%	.89%	.90%	.90%
Expenses net of all reductions	.87%	.88%	.88%	.88%	.90%
Net investment income (loss)	.49%	1.77%	1.49%	1.36%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$151,886	$134,648	$114,094	$141,047	$118,444
Portfolio turnover rateG	47%	38%	40%	35%	102%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.90	$18.95	$22.66	$17.65	$18.92
Income from Investment Operations
Net investment income (loss)A	.08	.34	.30	.25	.24
Net realized and unrealized gain (loss)	3.42	4.71	(3.71)	5.04	(1.25)
Total from investment operations	3.50	5.05	(3.41)	5.29	(1.01)
Distributions from net investment income	(.05)	(.33)	(.30)	(.26)	(.23)
Distributions from net realized gain	(.10)	(.77)	–	(.02)	(.03)
Total distributions	(.15)	(1.10)	(.30)	(.28)	(.26)
Net asset value, end of period	$26.25	$22.90	$18.95	$22.66	$17.65
Total ReturnB,C	15.33%	27.50%	(15.06)%	29.99%	(5.32)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.04%	1.04%	1.04%	1.05%	1.05%
Expenses net of fee waivers, if any	1.04%	1.04%	1.04%	1.05%	1.05%
Expenses net of all reductions	1.02%	1.03%	1.03%	1.03%	1.05%
Net investment income (loss)	.34%	1.62%	1.34%	1.21%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$352,459	$331,113	$291,392	$361,446	$302,443
Portfolio turnover rateF	47%	38%	40%	35%	102%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.05	$19.06	$22.79	$17.75	$19.02
Income from Investment Operations
Net investment income (loss)A	.11	.38	.34	.29	.27
Net realized and unrealized gain (loss)	3.44	4.74	(3.74)	5.06	(1.25)
Total from investment operations	3.55	5.12	(3.40)	5.35	(.98)
Distributions from net investment income	(.08)	(.36)	(.33)	(.29)	(.26)
Distributions from net realized gain	(.10)	(.77)	–	(.02)	(.03)
Total distributions	(.18)	(1.13)	(.33)	(.31)	(.29)
Net asset value, end of period	$26.42	$23.05	$19.06	$22.79	$17.75
Total ReturnB,C	15.49%	27.74%	(14.90)%	30.18%	(5.14)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.87%	.87%	.87%	.88%	.88%
Expenses net of fee waivers, if any	.86%	.87%	.87%	.88%	.88%
Expenses net of all reductions	.85%	.86%	.86%	.86%	.88%
Net investment income (loss)	.51%	1.79%	1.51%	1.38%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$419,888	$421,140	$340,705	$445,429	$303,787
Portfolio turnover rateF	47%	38%	40%	35%	102%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Overseas Portfolio	$19,977

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$590,232,551
Gross unrealized depreciation	(17,998,471)
Net unrealized appreciation (depreciation)	$572,234,080
Tax Cost	$1,230,205,304

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$54,299,662
Net unrealized appreciation (depreciation) on securities and other investments	$572,505,278

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$6,852,956	$ 27,062,965
Long-term Capital Gains	6,696,256	55,532,490
Total	$13,279,212	$ 82,595,455

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Overseas Portfolio	749,418,090	877,104,607

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .66% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$129,382
Service Class 2	781,659
$911,041

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$498,672.06
Service Class	82,200.06
Service Class 2	198,621.06
Investor Class	542,045.14
	$1,321,538

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Overseas Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Overseas Portfolio	$2,523

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Overseas Portfolio	Borrower	$10,393,500.33%		$564

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $23,443,145 and $63,311,887, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Overseas Portfolio	$3,748

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Overseas Portfolio	$–	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $225,370 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,717.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$7,003,268	$39,313,910
Service Class	1,056,975	6,672,484
Service Class 2	2,052,603	16,547,564
Investor Class	3,166,366	20,061,497
Total	$13,279,212	$82,595,455

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	8,718,934	6,754,504	$193,650,308	$144,874,699
Reinvestment of distributions	288,231	1,927,663	7,003,268	39,313,910
Shares redeemed	(11,859,183)	(7,563,955)	(264,785,465)	(161,041,185)
Net increase (decrease)	(2,852,018)	1,118,212	$(64,131,889)	$23,147,424
Service Class
Shares sold	1,102,068	437,947	$25,655,019	$9,216,435
Reinvestment of distributions	43,826	329,796	1,056,975	6,672,484
Shares redeemed	(1,239,298)	(910,822)	(27,816,457)	(19,274,934)
Net increase (decrease)	(93,404)	(143,079)	$(1,104,463)	$(3,386,015)
Service Class 2
Shares sold	1,038,522	690,561	$22,307,745	$14,157,013
Reinvestment of distributions	86,431	825,053	2,052,603	16,547,564
Shares redeemed	(2,155,681)	(2,432,181)	(47,995,578)	(51,165,435)
Net increase (decrease)	(1,030,728)	(916,567)	$(23,635,230)	$(20,460,858)
Investor Class
Shares sold	3,078,543	2,445,080	$66,853,744	$51,998,485
Reinvestment of distributions	131,397	988,426	3,166,366	20,061,497
Shares redeemed	(5,591,632)	(3,033,412)	(121,276,605)	(63,763,713)
Net increase (decrease)	(2,381,692)	400,094	$(51,256,495)	$8,296,269

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 15% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 33% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Overseas Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Overseas Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 9, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Overseas Portfolio
Initial Class	.78%
Actual		$1,000.00	$1,213.40	$4.34
Hypothetical-C		$1,000.00	$1,021.22	$3.96
Service Class	.88%
Actual		$1,000.00	$1,212.60	$4.89
Hypothetical-C		$1,000.00	$1,020.71	$4.47
Service Class 2	1.03%
Actual		$1,000.00	$1,212.10	$5.73
Hypothetical-C		$1,000.00	$1,019.96	$5.23
Investor Class	.86%
Actual		$1,000.00	$1,212.50	$4.78
Hypothetical-C		$1,000.00	$1,020.81	$4.37

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Overseas Portfolio
Initial Class	02/05/21	02/05/21	$0.808
Service Class	02/05/21	02/05/21	$0.808
Service Class 2	02/05/21	02/05/21	$0.808
Investor Class	02/05/21	02/05/21	$0.808

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 2020, $54,613,728, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 0% and 7%; Service Class designates 1% and 8%; Service Class 2 designates 1% and 12%; and Investor Class designates 0% and 8%; of the dividends distributed in February and December, 2020, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Overseas Portfolio
Initial Class	02/07/2020	$0.0140	$0.0000
	12/01/2020	$0.1299	$0.0309
Service Class	02/07/2020	$0.0100	$0.0000
	12/01/2020	$0.1119	$0.0309
Service Class 2	02/07/2020	$0.0050	$0.0000
	12/01/2020	$0.0819	$0.0309
Investor Class	02/07/2020	$0.0110	$0.0000
	12/01/2020	$0.1139	$0.0309

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,099,447,424.890	95.490
Withheld	524,241,637.164	4.510
TOTAL	11,623,689,062.054	100.000
Donald F. Donahue
Affirmative	11,111,963,232.945	95.598
Withheld	511,725,829.109	4.402
TOTAL	11,623,689,062.054	100.000
Bettina Doulton
Affirmative	11,132,379,469.922	95.773
Withheld	491,309,592.132	4.227
TOTAL	11,623,689,062.054	100.000
Vicki L. Fuller
Affirmative	11,132,346,192.263	95.773
Withheld	491,342,869.791	4.227
TOTAL	11,623,689,062.054	100.000
Patricia L. Kampling
Affirmative	11,141,812,359.694	95.854
Withheld	481,876,702.360	4.146
TOTAL	11,623,689,062.054	100.000
Alan J. Lacy
Affirmative	11,081,103,173.144	95.332
Withheld	542,585,888.910	4.668
TOTAL	11,623,689,062.054	100.000
Ned C. Lautenbach
Affirmative	11,051,092,644.521	95.074
Withheld	572,596,417.533	4.926
TOTAL	11,623,689,062.054	100.000
Robert A. Lawrence
Affirmative	11,100,774,895.497	95.501
Withheld	522,914,166.556	4.499
TOTAL	11,623,689,062.054	100.000
Joseph Mauriello
Affirmative	11,070,909,380.371	95.244
Withheld	552,779,681.683	4.756
TOTAL	11,623,689,062.054	100.000
Cornelia M. Small
Affirmative	11,101,337,946.609	95.506
Withheld	522,351,115.445	4.494
TOTAL	11,623,689,062.054	100.000
Garnett A. Smith
Affirmative	11,082,555,490.179	95.345
Withheld	541,133,571.875	4.655
TOTAL	11,623,689,062.054	100.000
David M. Thomas
Affirmative	11,094,352,794.165	95.446
Withheld	529,336,267.889	4.554
TOTAL	11,623,689,062.054	100.000
Susan Tomasky
Affirmative	11,124,148,109.894	95.702
Withheld	499,540,952.160	4.298
TOTAL	11,623,689,062.054	100.000
Michael E. Wiley
Affirmative	11,096,957,446.084	95.468
Withheld	526,731,615.970	4.532
TOTAL	11,623,689,062.054	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	1,099,059,801.392	79.845
Against	160,601,995.813	11.668
Abstain	116,825,222.406	8.487
Broker Non-Vote	0.00	0.00
TOTAL	1,376,487,019.611	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPOVRS-ANN-0221
1.540205.123

Fidelity® Variable Insurance Products:

Floating Rate High Income Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Life of fundA
Initial Class	2.82%	4.83%	3.43%
Investor Class	2.78%	4.80%	3.40%

 A From April 9, 2014

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Floating Rate High Income Portfolio - Initial Class on April 9, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$12,546	VIP Floating Rate High Income Portfolio - Initial Class
$13,124	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans gained 3.50% for the 12 months ending December 31, 2020, as measured by the S&P/LSTA® Leveraged Performing Loan Index, trailing high-yield bonds and the broad investment-grade fixed-income market. Loans posted modest gains in January and most of February before succumbing to their largest setback since August 2011. Mounting investor anxiety about the outbreak and spread of COVID-19 sparked a decisive global retreat from risk assets, and selling pressure plagued the loan market through most of March. Loans began to recover in late March and continued through April on hopes that historic government stimulus would be enough to offset the near-term economic fallout from the pandemic. The market rally moderated in June on concerns that a possible second wave of infections could slow progress toward the economy reopening. After posting solid gains in July and August, loans faced pressure from an upsurge in virus cases, fading hope for more U.S. fiscal stimulus and uncertainty surrounding upcoming U.S. elections. The asset class rallied strongly in November and December, as encouraging vaccine news bolstered investor optimism about the strength of the economic recovery in 2021. Within the index, most industry groups posted a gain, led by three defensive categories: food products (+8%), telecom (+7%) and drugs (+7%). Conversely, air transport (-13%), leisure goods/activities/movies (-5%), and oil & gas (-4%) suffered due to coronavirus-related lockdowns.

Comments from Co-Portfolio Managers Eric Mollenhauer and Kevin Nielsen:  For the year, the fund's share classes gained roughly 3%, trailing the benchmark S&P/LSTA® Leveraged Performing Loan Index. The fund’s core bank loan portfolio, which represented about 88% of assets, on average, along with a small allocation to high-yield credit, lagged the benchmark and, as a result, hampered relative performance. A roughly 6% average cash stake helped considerably amid extreme market volatility early in the year, and was a major contributor versus the benchmark. At the industry level, security selection and an overweighting in oil & gas was the biggest relative detractor. Conversely, picks among retailers added the most value versus the benchmark. Turning to individual holdings, the sharp drop in oil prices during March and April placed heavy pressure on energy exploration & production (E&P) companies California Resources (-69%) and Gavilan Resources (-73%), and they were the biggest relative detractors. Our overweighted stake in TNT Crane (-70%) – a provider of cranes to the refining and petrochemicals industries – was hurt by a substantial decline in oil E&P activities. All three of these companies filed for bankruptcy in 2020. California Resources emerged from bankruptcy late in the year. On the plus side, an overweighting in Securus Technologies (+64%), which provides telecom and payment services to prisons and various governmental entities, was the top relative contributor. Not owning energy E&P company and benchmark member Fieldwood Energy (-87%) proved advantageous, as did an out-of-index investment in supermarket operator Southeastern Grocers (26%). Looking ahead, although we expect the ongoing global health crisis to spark periods of volatility in the loan market, we have a fairly positive intermediate-term outlook for corporate fundamentals and the market’s supply-and-demand dynamics.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
Intelsat Jackson Holdings SA	2.7
Bass Pro Group LLC	2.4
Asurion LLC	1.6
Caesars Resort Collection LLC	1.4
Finastra Usa, Inc.	1.3
9.4

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Technology	14.4
Telecommunications	8.2
Services	6.5
Healthcare	6.3
Gaming	5.2

Quality Diversification (% of fund's net assets)

As of December 31, 2020
BBB	2.6%
BB	23.0%
B	57.9%
CCC,CC,C	5.3%
Not Rated	4.3%
Equities	0.8%
Short-Term Investments and Net Other Assets	6.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Bank Loan Obligations	87.7%
Nonconvertible Bonds	5.3%
Common Stocks	0.8%
Preferred Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	6.1%

 * Foreign investments - 12.0%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Bank Loan Obligations - 87.7%
	Principal Amount	Value
Aerospace - 1.6%
AI Convoy Luxembourg SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 1/20/27 (a)(b)(c)	$362,263	$361,629
Gemini HDPE LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 12/11/27 (b)(c)(d)	160,000	158,800
Jazz Acquisition, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.4% 6/19/26 (a)(b)(c)	246,875	228,113
TransDigm, Inc.:
Tranche E 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3968% 5/30/25 (a)(b)(c)	590,731	578,178
Tranche F 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3968% 12/9/25 (a)(b)(c)	956,046	935,634
WP CPP Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/30/25 (a)(b)(c)	409,469	381,682
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.750% 8.75% 4/30/26 (a)(b)(c)	120,000	99,450

TOTAL AEROSPACE		2,743,486

Air Transportation - 1.4%
Delta Air Lines, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.75% 4/29/23 (a)(b)(c)	124,375	126,130
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7539% 4/8/26 (a)(b)(c)	327,532	311,156
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7539% 4/4/26 (a)(b)(c)	176,093	167,288
JetBlue Airways Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 6/17/24(a)(b)(c)	185,250	190,142
Mileage Plus Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/2/27 (a)(b)(c)	570,000	592,447
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (a)(b)(c)	495,000	512,493
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/5/24 (a)(b)(c)	116,624	115,750
WestJet Airlines Ltd. 1LN, term loan 3 month U.S. LIBOR + 2.750% 4% 12/11/26 (a)(b)(c)	439,682	420,723

TOTAL AIR TRANSPORTATION		2,436,129

Automotive & Auto Parts - 0.8%
Les Schwab Tire Centers Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/26/27 (a)(b)(c)	350,000	349,563
Midas Intermediate Holdco II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.750% 12/16/25 (b)(c)(d)	120,000	121,500
North American Lifting Holdings, Inc.:
1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 10/16/24 (a)(b)(c)	125,787	127,360
Tranche B 1LN, term loan 3 month U.S. LIBOR + 9.000% 12% 3/1/25 (a)(b)(c)	31,491	29,838
Thor Industries, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9375% 2/1/26 (a)(b)(c)	359,171	358,273
UOS LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.398% 4/18/25 (a)(b)(c)	353,611	353,833

TOTAL AUTOMOTIVE & AUTO PARTS		1,340,367

Banks & Thrifts - 0.8%
Blackstone CQP Holdco LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.7358% 9/30/24 (a)(b)(c)	350,816	349,501
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8968% 2/27/26 (a)(b)(c)	669,906	669,625
Deerfield Dakota Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/9/27 (a)(b)(c)	249,373	249,413
Victory Capital Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.734% 7/1/26 (a)(b)(c)	129,833	129,238

TOTAL BANKS & THRIFTS		1,397,777

Broadcasting - 1.7%
AppLovin Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1468% 8/15/25 (a)(b)(c)	249,372	248,594
Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.6468% 8/15/25 (a)(b)(c)	69,721	69,459
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4% 8/24/26 (a)(b)(c)	1,231,894	1,085,348
E.W. Scripps Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 12/15/27 (b)(c)(d)	270,000	270,000
iHeartCommunications, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 5/1/26 (a)(b)(c)	139,300	139,184
ION Media Networks, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1875% 12/18/24 (a)(b)(c)	458,642	457,877
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9048% 9/19/26 (a)(b)(c)	595,021	590,338

TOTAL BROADCASTING		2,860,800

Building Materials - 1.3%
APi Group DE, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6468% 10/1/26 (a)(b)(c)	459,716	457,992
GYP Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8968% 6/1/25 (a)(b)(c)	137,969	137,221
Hamilton Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.26% 1/4/27 (a)(b)(c)	361,283	355,413
Ingersoll-Rand Services Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8968% 2/28/27 (a)(b)(c)	352,338	347,317
LEB Holdings U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 11/2/27 (a)(b)(c)	110,000	110,275
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.5% 9/27/24 (a)(b)(c)	185,536	181,593
Ventia Deco LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/21/26 (a)(b)(c)(e)	443,504	440,177
White Capital Buyer LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 4.000% 4.5% 10/8/27 (a)(b)(c)	186,296	186,063
3 month U.S. LIBOR + 4.000% 4.5% 10/8/27 (a)(b)(c)	63,705	63,625

TOTAL BUILDING MATERIALS		2,279,676

Cable/Satellite TV - 3.8%
Charter Communication Operating LLC Tranche B2 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9% 2/1/27 (a)(b)(c)	1,439,870	1,430,338
Coral-U.S. Co.-Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3968% 1/31/28 (a)(b)(c)	985,000	971,663
CSC Holdings LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4086% 1/15/26 (a)(b)(c)	982,500	966,289
LCPR Loan Financing LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1586% 10/22/26 (a)(b)(c)	455,000	456,233
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.4086% 7/17/25 (a)(b)(c)	918,587	903,494
Virgin Media Bristol LLC Tranche N, term loan 3 month U.S. LIBOR + 2.500% 2.6586% 1/31/28 (a)(b)(c)	375,000	371,183
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (a)(b)(c)	1,310,770	1,303,850

TOTAL CABLE/SATELLITE TV		6,403,050

Capital Goods - 0.7%
Altra Industrial Motion Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1468% 10/1/25 (a)(b)(c)	306,034	305,269
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.4085% 11/15/26 (a)(b)(c)	85,000	78,519
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9085% 11/15/25 (a)(b)(c)	284,200	276,652
MHI Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1468% 9/20/26 (a)(b)(c)	299,244	297,748
Vertical U.S. Newco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.5666% 7/31/27 (a)(b)(c)	189,525	190,167

TOTAL CAPITAL GOODS		1,148,355

Chemicals - 1.9%
Aruba Investment Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/28/27 (a)(b)(c)	195,000	194,756
Consolidated Energy Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6452% 5/7/25 (a)(b)(c)	347,878	331,788
Element Solutions, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1468% 1/31/26 (a)(b)(c)	208,246	205,904
Hexion, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.73% 7/1/26 (a)(b)(c)	261,025	258,415
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.7539% 3/1/26 (a)(b)(c)	264,555	262,274
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.500% 3.75% 10/11/24 (a)(b)(c)	325,702	321,325
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 3/16/27 (a)(b)(c)	248,750	248,439
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1531% 10/1/25 (a)(b)(c)	777,607	768,533
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9% 4/3/25 (a)(b)(c)	370,628	362,830
Thermon Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/30/24 (a)(b)(c)	182,655	181,285

TOTAL CHEMICALS		3,135,549

Consumer Products - 1.3%
BCPE Empire Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1468% 6/11/26 (a)(b)(c)	247,028	244,790
Bombardier Recreational Products, Inc. Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 5/24/27 (a)(b)(c)	498,750	507,728
CNT Holdings I Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 11/8/27 (a)(b)(c)	345,000	344,407
Energizer Holdings, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 2.250% 12/16/27 (b)(c)(d)	124,583	124,350
3 month U.S. LIBOR + 2.250% 2.75% 12/16/27 (a)(b)(c)	105,417	105,220
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 12/17/26 (b)(c)(d)	250,000	249,688
Mattress Firm, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 11/25/27 (a)(b)(c)	185,000	185,925
Rodan & Fields LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1586% 6/15/25 (a)(b)(c)	190,125	155,745
Woof Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/16/27 (a)(b)(c)	300,000	299,376

TOTAL CONSUMER PRODUCTS		2,217,229

Containers - 3.6%
Ball Metalpack Finco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.733% 7/31/25 (a)(b)(c)	355,875	348,580
Berlin Packaging, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1606% 11/7/25 (a)(b)(c)	395,942	388,965
Berry Global, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1488% 10/1/22 (a)(b)(c)	68,680	68,565
Tranche X 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1488% 1/19/24 (a)(b)(c)	320,445	319,464
Tranche Y 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1488% 7/1/26 (a)(b)(c)	352,333	350,265
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.4795% 4/3/24 (a)(b)(c)	482,500	465,009
Canister International Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8968% 12/21/26 (a)(b)(c)	124,063	123,442
Charter NEX U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 11/24/27 (a)(b)(c)	295,000	296,180
Flex Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.2251% 6/29/25 (a)(b)(c)	855,280	843,948
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 12/29/23 (a)(b)(c)	605,576	601,603
Graham Packaging Co., Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 8/4/27 (a)(b)(c)	440,847	441,897
Pixelle Specialty Solutions LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 10/31/24 (a)(b)(c)	122,633	122,050
Pregis TopCo Corp.:
1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8968% 7/31/26 (a)(b)(c)	247,500	246,263
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 8/1/26 (a)(b)(c)	100,000	99,250
Reynolds Consumer Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8968% 1/30/27 (a)(b)(c)	633,626	628,874
Reynolds Group Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3968% 2/16/26 (a)(b)(c)	210,000	208,163
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8968% 2/5/23 (a)(b)(c)	507,003	504,468

TOTAL CONTAINERS		6,056,986

Diversified Financial Services - 2.1%
ACNR Holdings, Inc. term loan 17% 9/21/27 (a)(c)(e)	321,892	321,892
Alpine Finance Merger Sub LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 7/12/24 (a)(b)(c)	44,259	43,983
AVSC Holding Corp. Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 10/15/26 (a)(b)(c)	371,257	330,419
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/31/24 (a)(b)(c)	101,047	97,426
Financial & Risk U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3968% 10/1/25 (a)(b)(c)	521,796	520,711
Finco I LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6468% 6/27/25 (a)(b)(c)	124,688	124,454
GT Polaris, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 9/24/27 (a)(b)(c)	124,688	125,030
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4031% 3/1/25 (a)(b)(c)	645,123	637,594
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 7/3/24 (a)(b)(c)	290,318	275,076
KREF Holdings X LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 9/1/27 (a)(b)(c)	125,000	125,938
RPI Intermediate Finance Trust Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8968% 2/11/27 (a)(b)(c)	777,893	777,115
TransUnion LLC Tranche B5 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8968% 11/16/26 (a)(b)(c)	177,355	176,505

TOTAL DIVERSIFIED FINANCIAL SERVICES		3,556,143

Diversified Media - 1.7%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6% 10/28/27 (a)(b)(c)	520,000	517,618
Allen Media LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.7539% 2/10/27 (a)(b)(c)	992,342	986,964
Terrier Media Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3968% 12/12/26 (a)(b)(c)	1,361,250	1,360,828

TOTAL DIVERSIFIED MEDIA		2,865,410

Electric Utilities No Longer Use - 0.2%
Ascend Learning LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 7/12/24 (a)(b)(c)	239,400	239,800
ExGen Renewables IV, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.75% 12/15/27 (a)(b)(c)	185,000	184,723

TOTAL ELECTRIC UTILITIES NO LONGER USE		424,523

Energy - 3.9%
Apro LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 11/14/26 (a)(b)(c)	297,165	296,794
Array Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 10/14/27 (a)(b)(c)	573,660	561,469
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 4.8968% 11/3/25 (a)(b)(c)	451,859	404,866
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (a)(b)(c)	489,207	446,709
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1516% 5/21/25 (a)(b)(c)	117,693	101,637
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 6.4% 11/18/24 (a)(b)(c)	260,208	260,534
California Resources Corp. 2LN, term loan 3 month U.S. LIBOR + 9.000% 10% 10/27/25 (a)(b)(c)	97,223	96,494
ChampionX Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 6/3/27 (a)(b)(c)	195,000	197,925
Chesapeake Energy Corp. term loan 3 month U.S. LIBOR + 8.000% 9% 6/9/24 (a)(b)(c)(f)	375,000	311,250
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (a)(b)(c)	311,063	286,178
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 3/28/24 (a)(b)(c)	419,761	415,773
EG America LLC:
2LN, term loan 3 month U.S. LIBOR + 8.000% 9% 3/23/26 (a)(b)(c)	94,010	90,906
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.2539% 2/6/25(a)(b)(c)	226,542	223,570
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.26% 3/1/26 (a)(b)(c)	413,963	285,117
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 0% 3/1/24 (b)(c)(e)(f)	1,300,000	0
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.3968% 7/18/25 (a)(b)(c)	556,546	497,535
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 8/25/23 (a)(b)(c)	191,252	143,781
Hamilton Projs. Acquiror LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 6/17/27 (a)(b)(c)	417,900	418,163
Lower Cadence Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1468% 5/22/26 (a)(b)(c)	198,896	193,800
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.75% 11/14/25 (a)(b)(c)	314,694	312,334
Oregon Clean Energy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 3/1/26 (a)(b)(c)	180,634	179,280
Oxbow Carbon LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 10/19/25 (a)(b)(c)	113,563	113,279
Rockwood Service Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3968% 1/23/27 (a)(b)(c)	248,125	247,195
Terra-Gen Finance Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 12/9/21 (a)(b)(c)	265,897	263,073
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 6/21/26 (a)(b)(c)	235,710	201,680

TOTAL ENERGY		6,549,342

Entertainment/Film - 0.1%
SMG U.S. Midco 2, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6945% 1/23/25 (a)(b)(c)	152,219	142,959
Environmental - 0.3%
Tunnel Hill Partners LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6468% 2/8/26 (a)(b)(c)	298,571	273,939
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6468% 12/20/24 (a)(b)(c)	276,695	275,774

TOTAL ENVIRONMENTAL		549,713

Food & Drug Retail - 1.4%
BellRing Brands, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 10/10/24 (a)(b)(c)	340,821	341,844
Froneri U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3968% 1/30/27 (a)(b)(c)	487,550	482,187
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1468% 5/1/26 (a)(b)(c)	644,738	639,096
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/20/25 (a)(b)(c)	220,076	194,107
Lannett Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.370% 6.375% 11/25/22 (a)(b)(c)	693,354	678,620

TOTAL FOOD & DRUG RETAIL		2,335,854

Food/Beverage/Tobacco - 1.1%
8th Avenue Food & Provisions, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6516% 10/1/25 (a)(b)(c)	147,000	146,502
Atkins Nutritional Holdings II, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 7/7/24 (a)(b)(c)	221,777	222,123
Chobani LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/23/27 (a)(b)(c)	413,963	412,514
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.2539% 2/6/25 (a)(b)(c)	243,940	240,739
Saffron Borrowco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.750% 6.8968% 6/20/25 (a)(b)(c)	244,375	246,208
Shearer's Foods, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 9/23/27 (a)(b)(c)	457,900	457,758
U.S. Foods, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1468% 9/13/26 (a)(b)(c)	122,200	120,024

TOTAL FOOD/BEVERAGE/TOBACCO		1,845,868

Gaming - 4.9%
AP Gaming I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 2/15/24 (a)(b)(c)	192,995	183,965
Aristocrat International Pty Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/24 (a)(b)(c)	94,525	94,703
Bally's Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.000% 9% 5/10/26 (a)(b)(c)	278,600	296,709
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3523% 9/15/23 (a)(b)(c)	229,109	226,840
Caesars Resort Collection LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8968% 12/22/24 (a)(b)(c)	1,221,950	1,197,364
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.6468% 7/20/25 (a)(b)(c)	1,216,950	1,217,327
CCM Merger, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 11/4/25 (a)(b)(c)	165,000	164,518
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3968% 4/18/24(a)(b)(c)	556,748	548,052
Entain PLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.25% 3/16/24 (a)(b)(c)	195,393	195,454
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (a)(b)(c)	482,500	470,515
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (a)(b)(c)	771,928	743,583
PCI Gaming Authority 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6468% 5/29/26 (a)(b)(c)	329,351	325,346
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 10/15/25 (a)(b)(c)	442,942	436,798
Playtika Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 7% 12/10/24 (a)(b)(c)	711,282	714,760
Stars Group Holdings BV Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.7539% 7/10/25 (a)(b)(c)	480,516	481,986
Station Casinos LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.5% 2/7/27 (a)(b)(c)	990,203	973,736

TOTAL GAMING		8,271,656

Healthcare - 5.4%
Aldevron LLC 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 10/11/26 (a)(b)(c)	486,325	487,337
American Renal Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 5.1468% 6/22/24 (a)(b)(c)	503,188	501,573
Avantor Funding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.5% 11/6/27 (a)(b)(c)	285,000	285,180
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 12/13/26 (a)(b)(c)	507,450	508,297
Elanco Animal Health, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9048% 8/1/27 (a)(b)(c)	1,217,635	1,205,715
Global Medical Response, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 10/2/25 (a)(b)(c)	125,000	123,959
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 10/19/27 (a)(b)(c)	369,167	372,397
MED ParentCo LP:
1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3968% 8/31/26 (a)(b)(c)	225,203	221,343
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.3968% 8/30/27 (a)(b)(c)	180,000	177,975
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3958% 8/31/26 (a)(b)(c)	56,474	55,506
Milano Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (a)(b)(c)	875,000	873,539
MPH Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 6/7/23 (a)(b)(c)	557,380	554,248
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 11/30/27(a)(b)(c)	230,000	230,000
Pathway Vet Alliance LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1463% 3/31/27 (a)(b)(c)	22,492	22,459
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1468% 3/31/27 (a)(b)(c)	275,370	274,957
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8968% 11/16/25 (a)(b)(c)	299,993	298,832
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 6/23/24 (a)(b)(c)	526,732	513,975
U.S. Radiology Specialists, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.25% 12/15/27 (a)(b)(c)	175,000	173,523
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1875% 6/13/26 (a)(b)(c)	986,321	980,156
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.148% 6/1/25 (a)(b)(c)	93,204	92,797
VVC Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.6479% 2/11/26 (a)(b)(c)	1,094,730	1,091,720

TOTAL HEALTHCARE		9,045,488

Homebuilders/Real Estate - 1.2%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8951% 8/21/25(a)(b)(c)	471,757	462,558
Landry's Finance Acquisition Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 12.000% 13% 10/4/23 (a)(b)(c)	120,000	135,600
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (a)(b)(c)	438,873	406,506
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (a)(b)(c)	24,753	22,928
RS Ivy Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 12/17/27 (a)(b)(c)	145,000	143,550
Ryan Specialty Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 9/1/27 (a)(b)(c)	394,013	392,535
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8938% 12/22/24 (a)(b)(c)	443,182	435,315

TOTAL HOMEBUILDERS/REAL ESTATE		1,998,992

Hotels - 1.6%
Aimbridge Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 6.75% 10/1/27 (a)(b)(c)	104,738	104,214
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8951% 2/1/26 (a)(b)(c)	170,910	160,977
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.1468% 11/30/23 (a)(b)(c)	488,015	484,091
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8968% 8/31/25 (a)(b)(c)	552,638	540,204
Travelport Finance Luxembourg SARL 1LN, term loan:
3 month U.S. LIBOR + 5.000% 5.2539% 5/30/26 (a)(b)(c)	527,430	355,904
3 month U.S. LIBOR + 8.000% 9% 2/28/25 (a)(b)(c)	334,772	329,593
Wyndham Destinations, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.4644% 5/31/25 (a)(b)(c)	488,750	472,406
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8968% 5/30/25 (a)(b)(c)	201,881	200,266

TOTAL HOTELS		2,647,655

Insurance - 4.3%
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3968% 5/10/25 (a)(b)(c)	204,606	201,195
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3968% 5/9/25 (a)(b)(c)	492,500	483,699
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 11/5/27 (a)(b)(c)	99,673	99,611
AmeriLife Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1548% 3/18/27 (a)(b)(c)	417,948	411,679
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.75% 1/25/24 (a)(b)(c)	682,802	681,402
AssuredPartners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6468% 2/13/27 (a)(b)(c)	371,250	365,332
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 3.1468% 11/3/23 (a)(b)(c)	747,325	739,538
Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 3.3968% 8/4/22 (a)(b)(c)	591,274	584,593
3 month U.S. LIBOR + 6.500% 6.6468% 8/4/25 (a)(b)(c)	723,333	727,854
Tranche B8 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3968% 12/23/26 (a)(b)(c)	635,329	628,150
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9648% 4/25/25 (a)(b)(c)	1,656,809	1,625,230
USI, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.2539% 12/2/26 (a)(b)(c)	123,750	123,364
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.2539% 5/16/24 (a)(b)(c)	590,762	581,776

TOTAL INSURANCE		7,253,423

Leisure - 2.2%
Alterra Mountain Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 8/3/26 (a)(b)(c)	129,025	129,509
Callaway Golf Co. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.6516% 1/4/26 (a)(b)(c)	175,238	175,457
Carnival Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.5% 6/30/25 (a)(b)(c)	253,725	260,702
Crown Finance U.S., Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 2.500% 3.5% 2/28/25 (a)(b)(c)	520,546	351,286
15.25% 5/23/24 (c)	64,016	75,965
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.5% 2/1/24 (a)(b)(c)	705,522	696,957
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8% 9/8/24 (a)(b)(c)	115,000	76,269
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 4% 3/8/24 (a)(b)(c)	303,239	270,725
Herschend Entertainment Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 8/18/25 (a)(b)(c)	124,688	125,311
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 6/10/22 (a)(b)(c)	314,059	304,794
PlayPower, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.7401% 5/10/26 (a)(b)(c)	238,989	227,936
Seminole Tribe of Florida Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8968% 7/6/24 (a)(b)(c)	431,536	426,681
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.6468% 12/21/25 (a)(b)(c)	120,956	116,248
United PF Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.2539% 12/30/26 (a)(b)(c)	366,754	342,182
2LN, term loan 3 month U.S. LIBOR + 8.500% 8.7539% 12/30/27 (a)(b)(c)(e)	100,000	99,000
Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 12/30/26 (a)(b)(c)(e)	84,788	84,576

TOTAL LEISURE		3,763,598

Metals/Mining - 0.2%
American Rock Salt Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 3/21/25 (a)(b)(c)	282,318	281,895
Paper - 0.1%
Clearwater Paper Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.25% 7/26/26 (a)(b)(c)	53,854	53,989
Neenah, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 6/30/27 (a)(b)(c)	99,500	99,376

TOTAL PAPER		153,365

Publishing/Printing - 0.9%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/7/23 (a)(b)(c)	482,638	461,851
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 11/3/23 (a)(b)(c)	465,034	409,755
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.25% 3/13/25 (a)(b)(c)	123,127	116,253
3 month U.S. LIBOR + 8.500% 9.5% 3/13/25 (a)(b)(c)	208,950	208,950
Proquest LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6468% 10/17/26 (a)(b)(c)	150,978	150,600
Scripps (E.W.) Co. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.1468% 10/2/24 (a)(b)(c)	241,875	239,986

TOTAL PUBLISHING/PRINTING		1,587,395

Railroad - 0.2%
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.2539% 12/30/26 (a)(b)(c)	327,525	326,552
Restaurants - 1.3%
Burger King Worldwide, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8968% 11/19/26 (a)(b)(c)	495,000	487,422
CEC Entertainment, Inc.:
1LN, term loan 3 month U.S. LIBOR + 9.250% 10.25% 12/29/25 (a)(b)(c)(e)	71,313	71,313
2LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 12/30/27 (a)(b)(c)(e)	75,699	75,699
KFC Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.9079% 4/3/25 (a)(b)(c)	311,337	308,669
PFC Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 6.3968% 3/1/26 (a)(b)(c)	368,438	320,846
Red Lobster Hospitality LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/28/21 (a)(b)(c)	399,714	391,719
Whatabrands LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9039% 8/3/26 (a)(b)(c)	523,834	518,511

TOTAL RESTAURANTS		2,174,179

Services - 6.3%
ABG Intermediate Holdings 2 LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 9/29/24 (a)(b)(c)	79,800	79,800
Airbnb, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.5% 4/17/25 (a)(b)(c)	388,050	419,579
APX Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1487% 12/31/25 (a)(b)(c)	89,774	89,181
Aramark Services, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8951% 3/11/25 (a)(b)(c)	699,497	689,179
Tranche B-4 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8951% 1/15/27 (a)(b)(c)	124,063	122,318
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/21/24 (a)(b)(c)	724,962	705,519
Cast & Crew Payroll LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8968% 2/7/26 (a)(b)(c)	491,250	477,893
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (a)(b)(c)	308,750	304,119
Creative Artists Agency LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8968% 11/26/26 (a)(b)(c)	247,500	244,201
Ensemble RCM LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9644% 8/1/26 (a)(b)(c)	370,313	369,387
Filtration Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1468% 3/29/25 (a)(b)(c)	330,922	327,050
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (a)(b)(c)	695,000	695,250
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (a)(b)(c)	1,491,690	1,459,529
Flexera Software LLC:
1LN, term loan 3 month U.S. LIBOR + 3.250% 4.25% 2/26/25 (a)(b)(c)	123,728	123,396
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 1/26/28 (b)(c)(d)	50,000	49,938
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 7/30/26 (a)(b)(c)	269,541	267,519
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/8/27 (a)(b)(c)	250,000	250,235
IAA Spinco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4375% 6/29/26 (a)(b)(c)	212,813	210,861
KUEHG Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/21/25 (a)(b)(c)	834,494	789,014
Maverick Purchaser Sub LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.500% 3.6468% 1/23/27 (a)(b)(c)	467,650	465,896
3 month U.S. LIBOR + 4.750% 5.5% 2/3/27 (a)(b)(c)	75,000	75,375
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (a)(b)(c)	482,313	480,301
Sotheby's 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 1/3/27 (a)(b)(c)	222,345	222,901
Spin Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 11/14/22 (a)(b)(c)	795,130	789,914
Staples, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.2144% 4/16/26 (a)(b)(c)	142,662	137,911
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.500% 4.7144% 9/12/24 (a)(b)(c)	28,677	27,989
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.0039% 8/29/25 (a)(b)(c)	286,123	266,237
WASH Multifamily Acquisition, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 8% 5/15/23 (a)(b)(c)	5,962	5,485
Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.25% 5/14/22 (a)(b)(c)	62,233	61,649
3 month U.S. LIBOR + 3.250% 4.25% 5/14/22 (a)(b)(c)	431,593	427,549
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 8% 5/14/23 (a)(b)(c)	34,038	31,315

TOTAL SERVICES		10,666,490

Steel - 0.2%
JMC Steel Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1432% 1/24/27 (a)(b)(c)	388,310	384,912
Super Retail - 4.3%
Academy Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.75% 11/6/27 (a)(b)(c)	380,000	378,195
Bass Pro Group LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 5.75% 9/25/24 (a)(b)(c)	4,099,223	4,106,542
David's Bridal, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.000% 9% 1/18/24 (a)(b)(c)(e)	40,531	0
Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 7% 6/30/23 (a)(b)(c)(e)	29,738	0
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 10/19/27 (a)(b)(c)	625,000	623,956
LBM Acquisition LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.750% 12/18/27 (b)(c)(d)	56,364	56,305
3 month U.S. LIBOR + 3.750% 4.5% 12/18/27 (a)(b)(c)	253,636	253,373
Michaels Stores, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/1/27 (a)(b)(c)	314,213	311,463
PETCO Animal Supplies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.25% 1/26/23 (a)(b)(c)	318,893	304,587
Red Ventures LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6468% 11/8/24 (a)(b)(c)	552,783	542,767
Sports Authority, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.000% 0% 11/16/17 (b)(c)(e)(f)	180,849	0
The Hillman Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1468% 5/31/25 (a)(b)(c)	606,900	603,581

TOTAL SUPER RETAIL		7,180,769

Technology - 14.1%
Allegro MicroSystems LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.5% 9/30/27 (a)(b)(c)	769	767
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.0039% 8/10/25 (a)(b)(c)	977,500	642,530
Aptean, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3968% 4/23/26 (a)(b)(c)	245,625	240,867
Arches Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 11/24/27 (a)(b)(c)	465,000	465,233
Big Ass Fans LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 5/21/24 (a)(b)(c)	64,831	64,345
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.3968% 10/2/25 (a)(b)(c)	820,768	816,427
Camelot Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 10/31/26 (a)(b)(c)	750,000	749,295
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1468% 10/31/26 (a)(b)(c)	481,344	478,735
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6023% 4/30/25 (a)(b)(c)	423,695	417,691
CMC Materials, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1875% 11/15/25 (a)(b)(c)	186,167	184,774
CommerceHub, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 12/2/27 (a)(b)(c)	250,000	249,688
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3968% 4/4/26 (a)(b)(c)	204,019	202,234
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8968% 11/29/24 (a)(b)(c)	364,688	350,100
DCert Buyer, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1468% 10/16/26 (a)(b)(c)	496,250	495,099
DG Investment Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 2/1/25 (a)(b)(c)	507,545	501,201
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 2/1/26 (a)(b)(c)	55,000	52,800
EIG Investors Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/9/23 (a)(b)(c)	670,028	669,190
Electro Rent Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 1/31/24 (a)(b)(c)	131,916	132,576
Emerald TopCo, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7144% 7/22/26 (a)(b)(c)	172,194	169,826
Epicor Software Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 7/30/27 (a)(b)(c)	369,075	370,843
EPV Merger Sub, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 7.3968% 3/8/26 (a)(b)(c)	45,000	42,413
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3968% 3/8/25 (a)(b)(c)	580,125	565,622
EXC Holdings III Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/2/24 (a)(b)(c)	155,200	153,583
Go Daddy Operating Co. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6468% 8/10/27 (a)(b)(c)	124,375	124,738
Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8968% 2/15/24 (a)(b)(c)	478,523	477,925
Hyland Software, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 7/1/24 (a)(b)(c)	399,596	400,040
Imprivata, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 11/24/27 (a)(b)(c)	290,000	290,000
ION Trading Technologies Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 11/21/24 (a)(b)(c)	728,583	725,982
MA FinanceCo. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/5/25 (a)(b)(c)	149,063	150,057
Tranche B 3LN, term loan:
3 month U.S. LIBOR + 2.500% 2.8968% 6/21/24 (a)(b)(c)	1,743,226	1,717,077
3 month U.S. LIBOR + 2.500% 2.8968% 6/21/24 (a)(b)(c)	275,243	271,114
McAfee LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.898% 9/29/24 (a)(b)(c)	749,534	748,972
MH Sub I LLC:
1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/15/24 (a)(b)(c)	129,674	129,155
Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.6468% 9/15/24 (a)(b)(c)	208,334	205,288
NAVEX TopCo, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4% 9/4/25 (a)(b)(c)	159,475	155,887
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.6528% 4/30/27 (a)(b)(c)	621,875	622,845
Park Place Technologies LLC 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 11/10/27 (a)(b)(c)	175,000	167,708
PointClickCare Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 12/16/27 (b)(c)(d)	145,000	144,638
Project Boost Purchaser LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 5/30/26 (a)(b)(c)	124,688	124,428
Rackspace Hosting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 11/3/23 (a)(b)(c)	593,137	591,803
Renaissance Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3968% 5/31/25 (a)(b)(c)	255,911	251,072
Severin Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4039% 8/1/25 (a)(b)(c)	233,963	230,746
Sophia LP 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 10/7/27 (a)(b)(c)	580,000	580,412
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8968% 4/16/25 (a)(b)(c)	300,148	295,946
Tranche B 4LN, term loan 3 month U.S. LIBOR + 1.750% 1.8968% 4/16/25 (a)(b)(c)	232,248	228,996
Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 1.8968% 4/16/25 (a)(b)(c)	872,660	861,865
STG-Fairway Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3968% 1/31/27 (a)(b)(c)	59,700	58,655
SUSE Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 9/22/27 (a)(b)(c)	140,000	140,000
Tempo Acquisition LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 10/31/26 (a)(b)(c)	254,361	252,295
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8968% 5/1/24 (a)(b)(c)	355,058	351,951
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6548% 9/28/24 (a)(b)(c)	318,685	317,092
Uber Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 4/4/25 (a)(b)(c)	732,952	734,938
Ultimate Software Group, Inc.:
1LN, term loan:
3 month U.S. LIBOR + 3.750% 3.8968% 5/4/26 (a)(b)(c)	809,750	808,487
3 month U.S. LIBOR + 4.000% 4.75% 5/3/26 (a)(b)(c)	957,600	961,842
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (a)(b)(c)	350,000	359,188
VFH Parent LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1531% 3/1/26 (a)(b)(c)	205,737	205,179
VM Consolidated, Inc. Tranche B L1N, term loan 3 month U.S. LIBOR + 3.250% 3.3968% 2/28/25 (a)(b)(c)	495,194	489,831
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3968% 2/28/27 (a)(b)(c)	258,050	256,437
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 7.898% 10/11/26 (a)(b)(c)	164,297	156,356
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.898% 10/11/25 (a)(b)(c)	404,772	398,530
Weber-Stephen Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 10/30/27 (a)(b)(c)	255,000	255,128
Xperi Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1468% 6/1/25 (a)(b)(c)	324,536	324,873
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8968% 9/30/26 (a)(b)(c)	123,750	123,939

TOTAL TECHNOLOGY		23,707,254

Telecommunications - 7.7%
Altice Financing SA Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9086% 7/15/25 (a)(b)(c)	482,802	471,679
Blucora, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/22/24 (a)(b)(c)	300,758	300,006
Cablevision Lightpath LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 9/29/27 (a)(b)(c)	225,000	224,368
CenturyLink, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3968% 3/15/27 (a)(b)(c)	109,173	107,917
Connect Finco Sarl Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/11/26 (a)(b)(c)	248,125	248,701
Consolidated Communications, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 10/2/27 (a)(b)(c)	224,438	225,151
Evo Payments International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.4% 12/22/23 (a)(b)(c)	287,672	287,312
Frontier Communications Corp. 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 10/8/27 (a)(b)(c)	625,000	626,956
GTT Communications, Inc.:
1LN, term loan 3 month U.S. LIBOR + 5.000% 8.5% 12/31/21 (a)(b)(c)(e)	30,724	30,724
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3% 5/31/25 (a)(b)(c)	487,500	379,480
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.000% 12/31/21 (b)(c)(e)(g)	53,767	53,767
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8% 11/27/23 (a)(b)(c)	1,685,000	1,706,063
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (a)(b)(c)	200,000	202,812
Tranche B-5, term loan 8.625% 1/2/24 (c)	1,635,000	1,660,114
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 7/13/22 (a)(b)(c)	943,786	961,246
Iridium Satellite LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/4/26 (a)(b)(c)	347,375	348,775
Level 3 Financing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8968% 3/1/27 (a)(b)(c)	317,652	312,026
Radiate Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/10/26 (a)(b)(c)	805,000	805,378
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.9% 4/11/25 (a)(b)(c)	335,682	331,577
Securus Technologies Holdings Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.5% 11/1/24 (a)(b)(c)	489,550	457,426
3 month U.S. LIBOR + 8.250% 9.25% 11/1/25 (a)(b)(c)	685,000	524,025
SFR Group SA:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 2.8968% 7/31/25 (a)(b)(c)	569,180	556,328
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 3.8461% 1/31/26 (a)(b)(c)	487,437	481,802
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 4.2369% 8/14/26 (a)(b)(c)	122,500	121,786
Windstream Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 9/21/27 (a)(b)(c)	343,335	335,181
Xplornet Communications, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8968% 6/10/27 (a)(b)(c)	233,825	233,883
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1468% 3/9/27 (a)(b)(c)	948,133	941,022

TOTAL TELECOMMUNICATIONS		12,935,505

Textiles/Apparel - 0.1%
Samsonite IP Holdings SARL Tranche B2 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 4/25/25 (a)(b)(c)	149,624	148,596
Utilities - 3.0%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 8/1/25 (a)(b)(c)	1,169,586	1,165,410
Granite Generation LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/1/26 (a)(b)(c)	355,768	355,917
Green Energy Partners/Stonewall LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/13/21 (a)(b)(c)	256,388	234,915
Invenergy Thermal Operating I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1468% 8/28/25 (a)(b)(c)	353,102	353,325
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 5% 2/15/24 (a)(b)(c)	189,018	177,205
LMBE-MC HoldCo II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 12/3/25 (a)(b)(c)	375,861	370,693
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 6/23/25 (a)(b)(c)	621,875	628,249
Pike Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.12% 7/24/26 (a)(b)(c)	178,215	177,515
UGI Energy Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8968% 8/13/26 (a)(b)(c)	246,250	246,250
Vertiv Group Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1534% 3/2/27 (a)(b)(c)	744,375	739,142
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.9% 12/31/25(a)(b)(c)	559,798	557,290

TOTAL UTILITIES		5,005,911

TOTAL BANK LOAN OBLIGATIONS
(Cost $151,100,629)		147,822,851

Nonconvertible Bonds - 5.3%
Aerospace - 0.3%
TransDigm, Inc.:
6.25% 3/15/26 (h)	500,000	532,500
8% 12/15/25 (h)	40,000	44,264

TOTAL AEROSPACE		576,764

Air Transportation - 0.0%
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (h)	70,000	74,809
Broadcasting - 0.1%
Univision Communications, Inc.:
6.625% 6/1/27 (h)	105,000	112,760
9.5% 5/1/25 (h)	115,000	127,938

TOTAL BROADCASTING		240,698

Cable/Satellite TV - 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 3 month U.S. LIBOR + 1.650% 1.8644% 2/1/24 (a)(b)	250,000	256,349
Chemicals - 0.4%
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 3.9665% 6/15/22 (a)(b)(h)	735,000	721,543
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (h)	5,000	5,213

TOTAL CHEMICALS		726,756

Containers - 0.6%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (h)	260,000	271,700
Berry Global, Inc. 4.875% 7/15/26 (h)	500,000	537,095
Trivium Packaging Finance BV 5.5% 8/15/26 (h)	150,000	158,625

TOTAL CONTAINERS		967,420

Diversified Financial Services - 0.2%
Financial & Risk U.S. Holdings, Inc. 6.25% 5/15/26 (h)	250,000	266,875
Park Aerospace Holdings Ltd. 5.25% 8/15/22 (h)	7,000	7,347

TOTAL DIVERSIFIED FINANCIAL SERVICES		274,222

Energy - 0.2%
Citgo Petroleum Corp. 7% 6/15/25 (h)	200,000	199,500
New Fortress Energy LLC 6.75% 9/15/25 (h)	45,000	47,657

TOTAL ENERGY		247,157

Food & Drug Retail - 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 3.5% 2/15/23 (h)	30,000	30,750
Gaming - 0.3%
Affinity Gaming LLC 6.875% 12/15/27 (h)	5,000	5,231
Golden Entertainment, Inc. 7.625% 4/15/26 (h)	145,000	155,694
Scientific Games Corp. 5% 10/15/25 (h)	200,000	206,378
VICI Properties, Inc.:
3.5% 2/15/25 (h)	30,000	30,683
4.25% 12/1/26 (h)	45,000	46,672
4.625% 12/1/29 (h)	25,000	26,750

TOTAL GAMING		471,408

Healthcare - 0.9%
Bausch Health Companies, Inc.:
5.5% 11/1/25 (h)	125,000	129,536
7% 3/15/24 (h)	470,000	483,513
9% 12/15/25 (h)	180,000	199,094
Tenet Healthcare Corp.:
4.625% 7/15/24	375,000	384,383
5.125% 5/1/25	375,000	382,309

TOTAL HEALTHCARE		1,578,835

Hotels - 0.1%
Marriott Ownership Resorts, Inc. 6.125% 9/15/25 (h)	170,000	181,050
Leisure - 0.1%
NCL Corp. Ltd. 12.25% 5/15/24 (h)	25,000	30,000
Royal Caribbean Cruises Ltd.:
9.125% 6/15/23 (h)	25,000	27,125
10.875% 6/1/23 (h)	120,000	136,546

TOTAL LEISURE		193,671

Publishing/Printing - 0.1%
Clear Channel International BV 6.625% 8/1/25 (h)	200,000	211,000
Restaurants - 0.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.25% 5/15/24 (h)	129,000	131,580
Services - 0.2%
APX Group, Inc. 7.625% 9/1/23	85,000	88,188
Aramark Services, Inc. 6.375% 5/1/25 (h)	60,000	64,125
Expedia, Inc.:
6.25% 5/1/25 (h)	70,000	81,123
7% 5/1/25 (h)	25,000	27,523
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (h)	115,000	119,313

TOTAL SERVICES		380,272

Super Retail - 0.2%
EG Global Finance PLC:
6.75% 2/7/25 (h)	125,000	128,750
8.5% 10/30/25 (h)	250,000	266,250

TOTAL SUPER RETAIL		395,000

Technology - 0.3%
CommScope, Inc.:
5.5% 3/1/24 (h)	125,000	128,875
6% 3/1/26 (h)	125,000	131,700
SSL Robotics LLC 9.75% 12/31/23 (h)	150,000	169,500

TOTAL TECHNOLOGY		430,075

Telecommunications - 0.5%
Altice Financing SA 7.5% 5/15/26 (h)	225,000	237,443
Frontier Communications Corp. 5% 5/1/28 (h)	100,000	104,250
SFR Group SA:
5.125% 1/15/29 (h)	15,000	15,525
7.375% 5/1/26 (h)	485,000	510,463

TOTAL TELECOMMUNICATIONS		867,681

Transportation Ex Air/Rail - 0.5%
Avolon Holdings Funding Ltd.:
5.125% 10/1/23 (h)	500,000	534,855
5.25% 5/15/24 (h)	200,000	217,494

TOTAL TRANSPORTATION EX AIR/RAIL		752,349

TOTAL NONCONVERTIBLE BONDS
(Cost $8,544,497)		8,987,846
	Shares	Value

Common Stocks - 0.8%
Capital Goods - 0.1%
TNT Crane & Rigging LLC (e)	4,832	100,989
TNT Crane & Rigging LLC warrants 10/31/25 (e)(i)	1,797	5,930

TOTAL CAPITAL GOODS		106,919

Diversified Financial Services - 0.0%
ACNR Holdings, Inc. (e)	1,374	9,498
Energy - 0.7%
California Resources Corp. (i)	24,995	589,632
California Resources Corp. (j)	12,101	285,463
California Resources Corp. warrants 10/27/24 (i)	885	3,540
Denbury, Inc. (i)	11,185	287,343

TOTAL ENERGY		1,165,978

Entertainment/Film - 0.0%
Cineworld Group PLC warrants 11/23/25 (i)	22,063	8,381
Restaurants - 0.0%
CEC Entertainment, Inc. (e)	15,069	0
Super Retail - 0.0%
David's Bridal, Inc. (e)(i)	1,375	0
David's Bridal, Inc. rights (e)(i)	347	0

TOTAL SUPER RETAIL		0

TOTAL COMMON STOCKS
(Cost $3,559,398)		1,290,776

Nonconvertible Preferred Stocks - 0.0%
Diversified Financial Services - 0.0%
ACNR Holdings, Inc.(e)
(Cost $98,250)	786	98,250
	Principal Amount	Value

Preferred Securities - 0.1%
Banks & Thrifts - 0.1%
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 3.5451% (a)(b)(k)	80,000	79,305
3 month U.S. LIBOR + 3.470% 3.6844% (a)(b)(k)	80,000	79,787
TOTAL BANKS & THRIFTS
(Cost $146,935)		159,092
	Shares	Value

Money Market Funds - 6.3%
Fidelity Cash Central Fund 0.11% (l)
(Cost $10,580,936)	10,578,820	10,580,936
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $174,030,645)		168,939,751
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(321,596)
NET ASSETS - 100%		$168,618,155

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Level 3 security

 (f) Non-income producing - Security is in default.

 (g) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $53,767 and $53,767, respectively.

 (h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,876,617 or 4.7% of net assets.

 (i) Non-income producing

 (j) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $285,463 or 0.2% of net assets.

 (k) Security is perpetual in nature with no stated maturity date.

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
California Resources Corp.	10/27/20	$125,326

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$76,688
Total	$76,688

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Cash Central Fund was $24,262,225. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $81,726,465 and $95,409,567, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$8,381	$--	$8,381	$--
Consumer Discretionary	--	--	--	--
Energy	1,165,978	1,165,978	--	--
Financials	107,748	--	--	107,748
Industrials	106,919	--	--	106,919
Bank Loan Obligations	147,822,851	--	146,645,703	1,177,148
Corporate Bonds	8,987,846	--	8,987,846	--
Preferred Securities	159,092	--	159,092	--
Money Market Funds	10,580,936	10,580,936	--	--
Total Investments in Securities:	$168,939,751	$11,746,914	$155,801,022	$1,391,815

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.0%
Luxembourg	6.4%
Canada	1.9%
Cayman Islands	1.1%
France	1.0%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $163,449,709)	$158,358,815
Fidelity Central Funds (cost $10,580,936)	10,580,936
Total Investment in Securities (cost $174,030,645)		$168,939,751
Cash		1,186,293
Receivable for investments sold		462,172
Interest receivable		929,924
Distributions receivable from Fidelity Central Funds		988
Prepaid expenses		220
Total assets		171,519,348
Liabilities
Payable for investments purchased	$2,611,730
Payable for fund shares redeemed	120,902
Accrued management fee	77,327
Other affiliated payables	21,079
Other payables and accrued expenses	70,155
Total liabilities		2,901,193
Net Assets		$168,618,155
Net Assets consist of:
Paid in capital		$187,189,494
Total accumulated earnings (loss)		(18,571,339)
Net Assets		$168,618,155
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($7,689,200 ÷ 795,813 shares)		$9.66
Investor Class:
Net Asset Value, offering price and redemption price per share ($160,928,955 ÷ 16,665,309 shares)		$9.66

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$4,380
Interest		8,581,748
Income from Fidelity Central Funds		76,688
Total income		8,662,816
Expenses
Management fee	$1,021,388
Transfer agent fees	186,311
Accounting fees and expenses	91,291
Custodian fees and expenses	34,751
Independent trustees' fees and expenses	1,138
Audit	71,888
Legal	1,989
Interest	1,347
Miscellaneous	4,096
Total expenses before reductions	1,414,199
Expense reductions	(6,545)
Total expenses after reductions		1,407,654
Net investment income (loss)		7,255,162
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,104,754)
Fidelity Central Funds	3,707
Foreign currency transactions	41
Total net realized gain (loss)		(10,101,006)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,143,295)
Fidelity Central Funds	(1,894)
Assets and liabilities in foreign currencies	(202)
Total change in net unrealized appreciation (depreciation)		(2,145,391)
Net gain (loss)		(12,246,397)
Net increase (decrease) in net assets resulting from operations		$(4,991,235)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,255,162	$13,192,787
Net realized gain (loss)	(10,101,006)	(931,797)
Change in net unrealized appreciation (depreciation)	(2,145,391)	10,021,251
Net increase (decrease) in net assets resulting from operations	(4,991,235)	22,282,241
Distributions to shareholders	(8,416,335)	(13,475,219)
Share transactions - net increase (decrease)	(83,976,072)	(8,952,103)
Total increase (decrease) in net assets	(97,383,642)	(145,081)
Net Assets
Beginning of period	266,001,797	266,146,878
End of period	$168,618,155	$266,001,797

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Floating Rate High Income Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.85	$9.55	$9.93	$9.86	$9.34
Income from Investment Operations
Net investment income (loss)A	.376	.505	.438	.402	.412
Net realized and unrealized gain (loss)	(.104)	.325	(.452)	(.027)	.445
Total from investment operations	.272	.830	(.014)	.375	.857
Distributions from net investment income	(.462)	(.530)	(.366)	(.305)	(.337)
Total distributions	(.462)	(.530)	(.366)	(.305)	(.337)
Net asset value, end of period	$9.66	$9.85	$9.55	$9.93	$9.86
Total ReturnB,C	2.82%	8.79%	(.16)%	3.81%	9.18%
Ratios to Average Net AssetsD,E
Expenses before reductions	.73%	.71%	.71%	.73%	.76%
Expenses net of fee waivers, if any	.73%	.71%	.71%	.73%	.76%
Expenses net of all reductions	.73%	.70%	.71%	.72%	.76%
Net investment income (loss)	3.95%	5.06%	4.37%	4.01%	4.23%
Supplemental Data
Net assets, end of period (000 omitted)	$7,689	$12,292	$12,905	$6,602	$6,810
Portfolio turnover rateF	40%	29%	45%	68%	54%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Floating Rate High Income Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.85	$9.54	$9.93	$9.86	$9.34
Income from Investment Operations
Net investment income (loss)A	.373	.502	.434	.398	.409
Net realized and unrealized gain (loss)	(.105)	.335	(.461)	(.025)	.446
Total from investment operations	.268	.837	(.027)	.373	.855
Distributions from net investment income	(.458)	(.527)	(.363)	(.303)	(.335)
Total distributions	(.458)	(.527)	(.363)	(.303)	(.335)
Net asset value, end of period	$9.66	$9.85	$9.54	$9.93	$9.86
Total ReturnB,C	2.78%	8.88%	(.30)%	3.79%	9.16%
Ratios to Average Net AssetsD,E
Expenses before reductions	.76%	.74%	.74%	.76%	.79%
Expenses net of fee waivers, if any	.76%	.74%	.74%	.76%	.79%
Expenses net of all reductions	.76%	.74%	.74%	.76%	.79%
Net investment income (loss)	3.91%	5.03%	4.33%	3.97%	4.20%
Supplemental Data
Net assets, end of period (000 omitted)	$160,929	$253,710	$253,242	$180,482	$145,821
Portfolio turnover rateF	40%	29%	45%	68%	54%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Floating Rate High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,023,681
Gross unrealized depreciation	(6,818,945)
Net unrealized appreciation (depreciation)	$(4,795,264)
Tax Cost	$173,735,015

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$559,845
Capital loss carryforward	$(14,335,718)
Net unrealized appreciation (depreciation) on securities and other investments	$(4,795,466)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,559,118)
Long-term	(10,776,600)
Total capital loss carryforward	$(14,335,718)

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$8,416,335	$ 13,475,219

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Floating Rate High Income Portfolio	70,146,164	141,423,833

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$5,901.07
Investor Class	180,410.10
	$186,311

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Floating Rate High Income Portfolio	.05

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Floating Rate High Income Portfolio	Borrower	$5,979,238.39%		$1,347

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Floating Rate High Income Portfolio	$497

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $6,025.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $520.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$390,895	$644,638
Investor Class	8,025,440	12,830,581
Total	$8,416,335	$13,475,219

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	250,158	227,187	$2,383,482	$2,266,876
Reinvestment of distributions	40,656	66,117	390,895	644,638
Shares redeemed	(742,517)	(397,435)	(6,787,110)	(3,969,146)
Net increase (decrease)	(451,703)	(104,131)	$(4,012,733)	$(1,057,632)
Investor Class
Shares sold	1,995,709	4,073,181	$19,338,394	$40,493,664
Reinvestment of distributions	835,197	1,316,883	8,021,841	12,826,440
Shares redeemed	(11,929,851)	(6,160,197)	(107,323,574)	(61,214,575)
Net increase (decrease)	(9,098,945)	(770,133)	$(79,963,339)	$(7,894,471)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Floating Rate High Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Floating Rate High Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 305 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Floating Rate High Income Portfolio
Initial Class	.72%
Actual		$1,000.00	$1,075.40	$3.76
Hypothetical-C		$1,000.00	$1,021.52	$3.66
Investor Class	.75%
Actual		$1,000.00	$1,076.30	$3.91
Hypothetical-C		$1,000.00	$1,021.37	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	11,099,447,424.890	95.490
Withheld	524,241,637.164	4.510
TOTAL	11,623,689,062.054	100.000
Donald F. Donahue
Affirmative	11,111,963,232.945	95.598
Withheld	511,725,829.109	4.402
TOTAL	11,623,689,062.054	100.000
Bettina Doulton
Affirmative	11,132,379,469.922	95.773
Withheld	491,309,592.132	4.227
TOTAL	11,623,689,062.054	100.000
Vicki L. Fuller
Affirmative	11,132,346,192.263	95.773
Withheld	491,342,869.791	4.227
TOTAL	11,623,689,062.054	100.000
Patricia L. Kampling
Affirmative	11,141,812,359.694	95.854
Withheld	481,876,702.360	4.146
TOTAL	11,623,689,062.054	100.000
Alan J. Lacy
Affirmative	11,081,103,173.144	95.332
Withheld	542,585,888.910	4.668
TOTAL	11,623,689,062.054	100.000
Ned C. Lautenbach
Affirmative	11,051,092,644.521	95.074
Withheld	572,596,417.533	4.926
TOTAL	11,623,689,062.054	100.000
Robert A. Lawrence
Affirmative	11,100,774,895.497	95.501
Withheld	522,914,166.556	4.499
TOTAL	11,623,689,062.054	100.000
Joseph Mauriello
Affirmative	11,070,909,380.371	95.244
Withheld	552,779,681.683	4.756
TOTAL	11,623,689,062.054	100.000
Cornelia M. Small
Affirmative	11,101,337,946.609	95.506
Withheld	522,351,115.445	4.494
TOTAL	11,623,689,062.054	100.000
Garnett A. Smith
Affirmative	11,082,555,490.179	95.345
Withheld	541,133,571.875	4.655
TOTAL	11,623,689,062.054	100.000
David M. Thomas
Affirmative	11,094,352,794.165	95.446
Withheld	529,336,267.889	4.554
TOTAL	11,623,689,062.054	100.000
Susan Tomasky
Affirmative	11,124,148,109.894	95.702
Withheld	499,540,952.160	4.298
TOTAL	11,623,689,062.054	100.000
Michael E. Wiley
Affirmative	11,096,957,446.084	95.468
Withheld	526,731,615.970	4.532
TOTAL	11,623,689,062.054	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	136,574,965.535	78.693
Against	20,173,814.529	11.624
Abstain	16,804,631.622	9.683
Broker Non-Vote	0.00	0.00
TOTAL	173,553,411.686	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPFHI-ANN-0221
1.9859331.106

Item 2.

Code of Ethics

As of the end of the period, December 31, 2020, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Value Portfolio (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Value Portfolio	$40,900	$-	$12,200	$1,100

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Value Portfolio	$45,000	$100	$8,400	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Equity-Income Portfolio, VIP Floating Rate High Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio and VIP Overseas Portfolio (the “Funds”):

Services Billed by PwC

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Equity-Income Portfolio	$58,500	$5,300	$11,300	$2,200
VIP Floating Rate High Income Portfolio	$59,500	$5,400	$9,800	$2,200
VIP Growth Portfolio	$52,200	$4,600	$7,700	$1,900
VIP High Income Portfolio	$68,900	$6,000	$8,700	$2,400
VIP Overseas Portfolio	$54,300	$5,000	$10,900	$2,100

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Equity-Income Portfolio	$66,000	$5,400	$5,600	$2,300
VIP Floating Rate High Income Portfolio	$59,000	$4,800	$3,500	$2,000
VIP Growth Portfolio	$58,000	$4,700	$3,100	$2,000
VIP High Income Portfolio	$85,000	$6,800	$3,300	$2,900
VIP Overseas Portfolio	$62,000	$5,100	$5,500	$2,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2020A	December 31, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2020A	December 31, 2019A
Audit-Related Fees	$9,377,400	$7,705,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2020A	December 31, 2019A
Deloitte Entities	$514,900	$585,000
PwC	$14,567,800	$12,415,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2021